You'll find more information about the Fund in the following documents:

The Fund's annual and semi-annual reports will contain more information about the Fund and a discussion of the market conditions and investment strategies that had a significant effect on the Fund's performance during the last fiscal year.

For more information about the Fund, you may wish to refer to the Company's SAI dated April 1, 2003, which is on file with the SEC and incorporated by reference into this prospectus. You can obtain a free copy of the SAI by writing to The World Funds, Inc., 1500 Forest Avenue, Suite 223, Richmond, Virginia 23229, by calling toll free (800) 527-9525 or by e-mail at: mail@shareholderservices.com. General inquiries regarding the Fund may also be directed to the above address or telephone number.

Information about the Company, including the SAI, can be reviewed and copied at the SEC's Public Reference Room, 450 Fifth Street NW, Washington, D.C. Information about the operation of the Public Reference Room may be obtained by calling the SEC at (202) 942-8090. Reports and other information regarding the Fund are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington D.C. 20549-0102.

(Investment Company Act
File No. 811-8255)


                       [GRAPHIC OMITTED][GRAPHIC OMITTED]


                             Lara U.S. Treasury Fund







                                   PROSPECTUS









                                Prospectus dated
                                  April 1, 2003

                                [GRAPHIC OMITTED]


                                  www.Lara-Group.com

                              8000 Towers Crescent Drive
                                       Suite 660
                           Vienna, Virginia 22182-2700


        This prospectus describes the Lara U.S. Treasury Fund (the "Fund"), a series of The World Funds, Inc. (the "Company"). A series fund offers you a choice of investments, with each series having its own investment objective and a separate portfolio. This prospectus contains important information about the Class A, Class C and Institutional shares of the Fund. Please read it carefully before investing.

        As with all mutual funds, the U.S. Securities and Exchange Commission has not approved or disapproved these securities or determined whether the information contained in this prospectus is complete or accurate. It is a criminal offense to suggest otherwise.

                       TABLE OF CONTENTS

                                                         PAGE

      Risk/Return Summary.................................1
      Performance.........................................2
      Fees and Expenses...................................2
      Management..........................................3
      Shareholder Information.............................6
      Distribution Arrangements..........................10
      Distributions and Taxes............................11
      More Information...........................Back Cover



      More detailed information on all subjects covered in this prospectus is contained in the Fund's Statement of Additional Information (the "SAI"). Investors seeking more in-depth explanations of the contents of this prospectus should request the SAI and review it before purchasing shares.

                               RISK/RETURN SUMMARY

Investment Objective -- The investment objective of the Fund is to maximize total return from capital growth and income.

Principal Investment Strategies -- Under normal market conditions, the Fund will invest at least 90% of its net assets in U.S. Treasury securities. U.S. Treasury securities include U.S. Treasury bills, notes, bonds and U.S. Treasury STRIPS. This is not a fundamental policy and may be changed by the Board of Directors of the Company, without a vote of shareholders, upon sixty (60) days' prior notice.

The adviser considers the rates of return available for any particular maturity and compares that to the rates for other maturities in order to determine the relative and absolute differences as they relate to income and the potential for market fluctuation. There are no restrictions on the maturity composition of the Fund.

At the discretion of the adviser, the Fund may invest up to 100% of its assets in short-term government securities and cash for temporary defensive purposes.

Treasury bond futures may be used to hedge against rising or falling interest rates.

Principal Risks -- Your investment in the Fund is subject to certain risks. Therefore, you may lose money by investing in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The price per share you receive when you sell your shares may be more or less than the price you paid for the shares. The Fund's investment success depends on the skill of the adviser in evaluating, selecting and monitoring the portfolio assets. If the adviser's conclusions are incorrect, the Fund may not perform as anticipated.

Other principal risks you should consider include:

Interest Rate -- When interest rates rise, prices paid for debt securities paying lower interest rates usually fall. U.S. Treasury securities have historically involved little risk to principal because the United States government guarantees that interest and principal payments will be paid on time. However, due to fluctuations in interest rates, the market value of such securities may vary during the period of a shareholder's investment in the Fund. In general, securities with longer maturities are more sensitive to changes in interest rates.

Treasury Bond Futures -- Successful use of futures contracts by the Fund is subject to the adviser's ability to predict movements in various factors affecting securities markets, including interest rates. For example, if the Fund uses futures to hedge against the possibility of a decline in the market value of securities held in its portfolio and the prices of such securities instead increase, the Fund will lose part or all of the benefit of the increased value of securities which it has hedged because it will have offsetting losses in its futures positions. Furthermore, if in such circumstances the Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. The Fund may have to sell such securities at a time when it may be disadvantageous to do so.

Regulatory policies governing the use of such hedging techniques require the Fund to provide for the deposit of initial margin and the segregation of suitable assets to meet its obligations under futures contracts.

Treasury STRIPS -- Because interest on stripped and zero coupon securities is not distributed on a current basis but is, in effect, compounded, such securities tend to be subject to greater market risk than interest-payment securities. The longer the maturity of STRIPS, the greater the potential for market price fluctuation.

Who May Want to Invest -- The Fund is intended for investors who are willing to hold their shares for a long period of time (e.g., in preparation for retirement); and/or are diversifying their investment portfolio.

Performance Information -- No Fund performance information is being presented because the Fund has not operated for a full calendar year.

                                FEES AND EXPENSES

This table describes the fees and expenses that you may pay directly or indirectly in connection with an investment in the Fund.

-----------------------------------------------------------------
Shareholder Transaction Fees (fees paid directly from your
investment)
-----------------------------------------------------------------
-----------------------------------------------------------------
                                        Class A  Class C    Institutional
                                        Shares   Shares     Shares
-----------------------------------------------------------------
-----------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on  3.00%    None       None
Purchases(1)
-----------------------------------------------------------------
-----------------------------------------------------------------
Maximum Deferred Sales Charge (Load)    2.00%(2) 1.00%(3)   None
-----------------------------------------------------------------
-----------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on
Reinvested Dividends and Distributions  None     None       None
-----------------------------------------------------------------
-----------------------------------------------------------------
Redemption Fees                         None     None       None
-----------------------------------------------------------------
-----------------------------------------------------------------
Exchange Fees                           None     None       None
-----------------------------------------------------------------

-----------------------------------------------------------------
Estimated Annual Operating Expenses (expenses that are deducted from Fund assets)
-----------------------------------------------------------------
-----------------------------------------------------------------
Advisory Fees                           0.50%    0.50%      0.50%
-----------------------------------------------------------------
-----------------------------------------------------------------
Distribution (12b-1) Fees               None     0.75%      None
-----------------------------------------------------------------
-----------------------------------------------------------------
Other Expenses(4)                       0.52%    0.52%      0.52%
-----------------------------------------------------------------
-----------------------------------------------------------------
Service Fees                            0.25%    0.25%      None
-----------------------------------------------------------------
-----------------------------------------------------------------
Total Annual Fund Operating  Expenses   1.27%    2.02%      1.02%
-----------------------------------------------------------------
-----------------------------------------------------------------
Fee Waivers and/or  Reimbursements(5)   0.27%    0.27%      0.27%
-----------------------------------------------------------------
-----------------------------------------------------------------
Net expenses                            1.00%    1.75%      0.75%
-----------------------------------------------------------------

(1) As a percentage of offering price. Reduced rates apply to purchases of Class A Shares over $100,000, and the sales charge is waived for certain classes of investors.

(2) If you are in a category of investors who may purchase Class A Shares without a front-end sales charge, you will be subject to a 2.00% deferred sales charge if you redeem your shares within 360 days of purchase. The charge is a percentage of the net asset value at the time of purchase.

(3) A deferred sales charge of 1.00% is imposed on the proceeds of Class C Shares redeemed within two (2) years of purchase. The charge is a percentage of the net asset value at the time of purchase.

(4) Because the Fund is new, "Other Expenses" are based on estimated amounts for the current fiscal year.

(5) The adviser has contractually agreed to waive or limit its fees and to assume other expenses for the first three years following commencement of operations so that the ratio of total annual operating expenses for the Fund's Class A Shares is limited to 1.00%, 1.75% for the Fund's Class C Shares and 0.75% for the Fund's Institutional class of shares. The adviser may be entitled to the reimbursement of fees waived or reimbursed by the adviser to the .Fund. The total amount of reimbursement recoverable by the adviser is the sum of all fees previously waived or reimbursed by the adviser to the Fund during any of the previous three (3) years, less any reimbursement previously paid, and is subject to the limitations on total expenses set forth above.

Example:

This example is intended to help you compare the costs of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund and then redeem all of your shares at the end of the periods indicated. The example assumes that you earn a 5% annual return, with no change in Fund expense levels. Because actual return and expenses will be different, the example is for comparison only.

Based on these assumptions, your costs would be:

                                 1 Year               3 Years
                                 ------               -------

Class A Shares (1)                $399                  $609
Class C Shares                     378                   551
Institutional Shares                77                   240

(1) With respect to Class A Shares, the above examples assume payment of the maximum initial sales charge of 3.00% at the time of purchase. The sales charge for Class A Shares varies depending upon the dollar amount invested. Accordingly, your actual expenses may vary.

                                   MANAGEMENT

Investment Adviser -- The registered investment adviser of the Fund is The Lara Group, Ltd. (the "Adviser"), 8000 Towers Crescent Drive, Suite 660, Vienna, Virginia 22182-2700. The Adviser has provided asset management services to individuals and institutional investors since 1991. As of December 31, 2002, the Adviser managed approximately $27 million in assets.

The Adviser manages the Fund in accordance with its investment objective and policies. The Adviser makes decisions with respect to, and places orders for all purchases and sales of portfolio securities. For the advisory services provided by the Adviser to the Fund, the Adviser is entitled to receive an advisory fee payable monthly and calculated at the annual rate of 0.50% of the Fund's average daily net assets.

Portfolio Manager -- Mr. E. Ronald Lara, CFP, Portfolio Manager of the Fund, has over 32 years of investment experience. He is responsible for implementing the day-to-day management of the Fund's investment operations.

Mr. Lara graduated from the University of Maryland with a Bachelor of Science degree in Civil Engineering in June 1968. He then worked as a civil engineer for Humble Oil & Refining Company (Exxon) from June 1968 until April 1969. He served in the U.S. Army from April 1969 through April 1971. He then entered the financial services field with a local Washington, D.C. firm. In 1977, he became one of the first Certified Financial Planners in the Washington, D.C. area. He started his own tax and investment-planning firm, Lara, Shull & May, Ltd., in 1981, where he began developing a strategy for buying and selling U.S. Treasuries. In 1987, he formally established the U.S. Treasury Bond Management Program. In 1991, as a result of the Program's success, The Lara Group, Ltd., was formed for the sole purpose of managing U.S. Treasuries. Mr. Lara continues as lead portfolio manager for The Lara Group.

Prior performance of the Adviser -- The following table sets forth performance data relating to the historical performance of private institutional accounts managed by the Adviser for the periods indicated that have investment objectives, policies, strategies and risks substantially similar to those of the Fund. As of the date of this prospectus, the private institutional accounts represent substantially all of the assets currently managed by the Adviser. The data is provided to illustrate the past performance of the Adviser in managing accounts with comparable investment objectives and techniques as measured against market indices and does not represent the performance of the Fund. You should not consider this performance data as an indication of future performance of the Fund.

The private institutional accounts that are included in the Adviser's composite, for which results are reported, are not subject to the same types of expenses to which the Fund is subject nor to the diversification requirements, specific tax restrictions and investment limitations imposed on the Fund by the 1940 Act or the Internal Revenue Code. Consequently, the performance results for the Adviser's composite could have been adversely affected if the private institutional accounts included in the composite had been regulated as investment companies. In addition, the operating expenses incurred by the private institutional accounts were lower than the anticipated operating expenses of the Fund, and, accordingly, the performance results of the composite are greater than what Fund's performance would have been.

The Lara Group, Ltd., has prepared and presented this information in compliance with the Performance Presentation Standards of the Association for Investment Management and Research (AIMR-PPS(R)), the U.S. and Canadian version of the Global Investment Performance Standards (GIPS(R)). AIMR has not been involved with the preparation or review of this report. Performance results shown are included as part of a complete disclosure presentation. The firm maintains a complete list and description of composites which is available upon request. Results are based on fully discretionary accounts under management, including those accounts no longer with the firm. Non-fee-paying accounts are not included in this composite. Past performance is not indicative of future results. The U.S. dollar is the currency used to express performance. Returns are presented gross and net of management fees and include the reinvestment of all income. Gross returns will be reduced by investment advisory fees and other expenses that may be incurred in the management of the account. Historically, the occurrence of longer maturity bond transactions has been infrequent. The annual composite dispersion presented is an asset-weighted standard deviation calculated for the accounts in the composite during the entire year.

Balanced portfolio segments are included in this composite and performance reflects required total segment plus cash returns using an allocation of cash returns methodology described in the 1997 AIMR-PPS handbook. Leverage is not used in this composite.

                              THE LARA GROUP, LTD.
                           TREASURY BOND COMPOSITE (1)
                         ANNUAL DISCLOSURE PRESENTATION
 -------------------------------------------------------------------------------
      Total      Composite Assets             Annual Performance Results
      Firm
      Assets    U.S.      % of    Number     Composite   LB Treasury
Year            Dollars   Firm    of                                  Composite
End  (millions)(millions) Assets  Accounts   Gross  Net  Long    1-3  Dispersion
                                                         Bond    Year
 -------------------------------------------------------------------------------
 -------------------------------------------------------------------------------
 2002   27       23       85%     60          4.66%   4.66% 16.79%  5.87% 0.09%
      --------------------------------------------------------------------------
 2001   24       21       88%     56          8.44%   8.44%  4.19%  8.39% 0.10%
      --------------------------------------------------------------------------
 2000   18       16       89%     45         26.58%  25.13% 20.28%  8.05% 0.15%
      --------------------------------------------------------------------------
 1999   14       11       79%     39          0.67% (0.49%) (8.74%) 2.90% 0.03%
      --------------------------------------------------------------------------
 1998   15       14       93%     53          6.54%  6.54%  13.51%  7.02% 0.04%
      --------------------------------------------------------------------------
 1997   14       12       86%     50         23.13% 19.55%  15.07%  6.66% 1.00%
      --------------------------------------------------------------------------
 1996    7        6       86%     23         16.72% 13.71%  (0.89%) 5.06% N.A.
      --------------------------------------------------------------------------
 1995    4        2       50%   Five or      34.84% 33.00%  30.69% 10.86% N.A.
                                fewer
      --------------------------------------------------------------------------
 1994    4        3       75%     12         -----------------------------------
--------------------------------------------------------------------------------

N.A. -- Information is not statistically meaningful due to an insufficient number of portfolios in the composite for the entire year. The Lehman Brothers 1-3 Year Treasury Index is presented as additional information.

Treasury Bond Composite contains fully discretionary Treasury Bond accounts and for comparison purposes is measured against the Lehman Brothers Treasury Long Bond Index. The Lehman Brothers 1-3 Year Treasury Index is presented as additional information.

(1) Historical performance of private institutional accounts managed by the Adviser.

                             SHAREHOLDER INFORMATION

Pricing of Fund Shares -- Shares of a class are priced at net asset value ("NAV") per share of that class. The NAV is calculated by adding the value of all securities and other assets attributable to the class of the Fund, then subtracting liabilities attributable to that class. The net asset amount attributable to each class is divided by the number of shares of the class held by investors. Due to the fact that different expenses may be charged against shares of different classes of the Fund, the NAV per share of the classes may vary.

In calculating the NAV, the Fund's securities are valued using current market prices, if available. Securities for which current market values are not readily available are valued at fair value, as determined in good faith under procedures set by the Board of Directors of the Company.

The NAV is calculated after the closing of trading on the New York Stock Exchange ("NYSE") every day that the NYSE is open. The NAV is not calculated on days that the NYSE is closed for trading. The NYSE usually closes at 4 p.m., Eastern time, on weekdays, except for holidays.

Purchasing Shares -- You may purchase Fund shares at the next public offering price ("POP") calculated after your order and payment are received in proper form. The POP for the Fund's Class A Shares is equal to the NAV plus the initial sales charge, if any.

The POP for the Fund's Class C Shares and Institutional Shares is equal to the NAV. Institutional Shares of the Fund are available for purchase by institutional investors, such as corporations and financial institutions (e.g. banks, savings and loan associations and broker-dealers) and clients of the Adviser.

Your order to buy shares is in proper form when your signed Application Form and check or wire payment is received.

Opening a New Account -- You may purchase shares of the Fund by mail, by wire or through financial institutions. An Application Form accompanies this prospectus. Please use the Application Form when purchasing by mail or wire. If you have any questions or need further information about how to purchase shares, you may call an account representative of the Fund toll free at (800) 527-9525.

Purchasing Shares by Mail -- Please complete the attached Application Form and mail it with your check, payable to the Lara U.S. Treasury Fund, to the Fund's Transfer Agent, Fund Services, Inc, at the following address:

   Lara U.S. Treasury Fund
   c/o Fund Services, Inc.
   Post Office Box 26305
   Richmond, Virginia 23260

You may not send an Application Form via overnight delivery to post office box. If you wish to use an overnight delivery service, send your Application Form and check to the Fund's Transfer Agent at the following address:

   Lara U.S. Treasury Fund
   c/o Fund Services, Inc.
   1500 Forest Avenue, Suite 111
   Richmond, Virginia 23229

Purchasing Shares by Wire -- To order by wire, you must have a wire account number. Please call the Transfer Agent toll free at (800) 628-4077 between 9:00 a.m. and 5:00 p.m., Eastern time, on a day when the NYSE is open for trading, in order to receive this account number and further instructions. If you send your purchase by wire without the account number, your order may be delayed. You will be asked to fax your Application Form.

Once you have the account number, your bank or other financial institution may send the wire to the Fund's Transfer Agent with the following instructions:

   BANK OF AMERICA
   Richmond, VA
   ABA #0510 0001 7
   Account No. 09747791
   Fund Services, Inc.
   Credit to: Lara U.S. Treasury Fund
   For further credit to:  Investor's
      account number; and Name(s) of
      the investor(s)

Your bank or financial institution may charge a fee for sending the wire to the Fund.

Purchasing Through Financial Institutions -- The Fund is offered through financial supermarkets, investment advisers and consultants, financial planners, brokers, dealers and other investment professionals, and directly through First Dominion Capital Corp. ("FDCC" or the "Distributor").

Investment professionals who offer shares may require payment of fees from their individual clients. If you invest through a third party, the policies and fees may be different than those described in this prospectus. For example, third parties may charge transaction fees or set different minimum investments.

You may purchase Institutional Shares of the Fund directly from the Distributor or through brokers or dealers who are members of the National Association of Securities Dealers, Inc. Institutional Shares of the Fund are also offered through financial supermarkets, investment advisers and consultants and other investment professionals. There are no sales charges in connection with purchasing Institutional Shares of the Fund; however, investment professionals who offer Institutional Shares may require the payment of fees from their individual clients.

Minimum Investments -- The minimum initial investment for the Fund's Class A and Class C shares is $5,000. Subsequent investments must be in amounts of $1,000 or more. The Fund's Institutional Class Shares' minimum initial investment is $500,000 and subsequent investments must be $50,000 or more. Exceptions may be made at the Fund's discretion.

Share Class Alternatives -- The Fund currently offers investors three different classes of shares. The different classes of shares represent investments in the same portfolio of securities, but the classes are subject to different expenses and may have different share prices. When you buy shares be sure to specify the class of shares you are purchasing. Because each share class has a different combination of sales charges, expenses and other features, you should consult your financial adviser to determine which class best meets your financial objectives.

Automatic Investment Plan -- You may make regular monthly investments in amounts of $250 or more using the Automatic Investment Plan for the Fund's Class A and Class C shares. You may arrange for your bank or financial institution to transfer a pre-authorized amount on or about the 15th day of each month. You may select this service by completing the Automatic Investment Plan section of the Application Form and sending a voided check. You may terminate your participation in this Plan by calling the Transfer Agent at (800) 628-4077.

Systematic Redemption Plan -- If the total amount of your redemption is less than 10% of your average total account value invested in Fund, then the CDSC imposed on redemptions will be waived. To the extent you have redeemed in excess of 10% of your total average investment in the Fund, the excess amount will be charged the CDSC.

Class A Shares and Class C Shares Small Accounts -- Due to the relatively higher cost of maintaining small accounts, the Company may deduct $12.50 per quarter from your account or may redeem the shares in your account, if the value of your account falls below $5,000. The Company will advise you in writing sixty (60) days prior to deducting the account fee or closing your account, during which time you may purchase additional shares in any amount necessary to bring the account balance up to the required minimum. If you bring your account balance above the required minimum during this period, no account fee or involuntary redemption will occur. The Company will not close your account if it falls below the required minimum solely because of a market decline.

Selling Your Shares -- You may sell some or all of your Fund shares on days that the NYSE is open for trading. Your redemption may result in a realized gain or loss for tax purposes. Your shares will be sold at the next NAV calculated for the Fund after receiving your order in proper form, less any applicable deferred sales charges. You may sell your shares by mail, wire or through a financial institution.

If you are in a category of investors who may purchase Class A Shares without a front-end sales charge, you will be subject to a 2.00% deferred sales charge if you redeem your shares within 360 days of purchase. A deferred sales charge of 1.00% is imposed on the proceeds of Class C Shares redeemed within two (2) years of purchase. The charges are a percentage of the net asset value at the time of purchase.

Redemption proceeds are normally mailed to you within three business days, but the Fund reserves the right to delay mailing proceeds until the seventh day if sending proceeds earlier could adversely affect the Fund. If any shares that you are selling are part of an investment that you've paid for with a check, the Fund may delay sending your redemption proceeds until your check to purchase shares clears, which can take up to 14 days.

Selling Your Shares by Mail -- You may redeem your shares by sending a signed written request to the Fund. You must give your account number and state the number of shares (or dollar amount) you wish to sell. If the account is in the name of more than one person, each shareholder must sign the written request. Certain requests to redeem shares may require signature guarantees. Send your written request to the Fund at:

   Lara U.S. Treasury Fund
   c/o Fund Services, Inc.
   Post Office Box 26305
   Richmond, Virginia 23260

Selling Your Shares by Telephone -- If you authorized the Transfer Agent to accept telephone instructions by completing the "Telephone Privileges" section of the Fund's Application Form, you may sell your shares by calling the Transfer Agent toll free at (800) 628-4077. Your redemption will be mailed or wired according to your instructions to the bank account you designated on your Application Form. The minimum wire amount is $1,000. Your bank or financial institution may charge a fee for receiving the wire from the Fund.

The Fund will take steps to confirm that a telephone redemption is authentic. This may include tape recording the telephone instructions, or requiring a form of personal identification before acting on those instructions. The Fund reserves the right to refuse telephone instructions if it cannot reasonably confirm the telephone instructions. The Fund may be liable for losses from unauthorized or fraudulent telephone transactions only if these reasonable procedures are not followed. You may request telephone redemption privileges after your account is opened, however the authorization form requires a separate signature guarantee.

                            DISTRIBUTION ARRANGEMENTS

You may purchase Fund shares at the POP (which may include an initial sales charge). The amount of the initial sales charge you pay depends on the amount of your purchase. The following schedule displays the percentage you will pay for Class A Shares of the Fund.

---------------------------------------------------------------------
                     Sales Charge as a Percentage of
---------------------------------------------------------------------

                        Offering      Net Amount    Dealer Discount
                        Price         Invested      as a Percentage
                                                    of Offering Price
---------------------------------------------------------------------
Less than $100,000       3.00%        3.09%         2.75%
---------------------------------------------------------------------
$100,000 but less than   2.00%        2.04%         1.75%
$500,000
---------------------------------------------------------------------
$500,000 or more         1.00%        1.01%         0.75%
---------------------------------------------------------------------

Waiver of Front-End Sales Charges

No sales charge shall apply to:

(1)  Clients of the Adviser;

(2)  reinvestment of income dividends and capital gain distributions;

(3) exchanges of one fund's shares for those of another fund if a sales charge was paid at the time of the original purchase;

(4) purchases of Fund shares made by current or former directors, officers, employees, or agents of the Company, the Adviser, the Distributor, and by members of their immediate families and employees (including immediate family members) of a broker-dealer distributing Fund shares;

(5) purchases of Fund shares by the Fund's Distributor for their own investment account and for investment purposes only;

(6) a "qualified institutional buyer," including, but not limited to, banks, insurance companies, registered investment companies, business development companies, and small business investment companies;

(7) a charitable organization, as defined by the Internal Revenue Code (the "Code"), as well as other charitable trusts and endowments, investing $50,000 or more;

(8) investment advisers or financial planners who place trades for their own accounts or the accounts of their clients and who charge a management, consulting or other fee for their services;

(9) institutional retirement and deferred compensation plans and trusts used to fund those plans, as defined in the Code; and

(10) the purchase of Fund shares, if available, through certain third-party fund "supermarkets". Some fund supermarkets may offer Fund shares without a sales charge or with a reduced sales charge. Other fees and transaction charges may apply to purchases and sales made through fund supermarkets.

Additional information regarding the waiver of sales charges may be obtained by calling the Fund at (800) 527-9525.

Rule 12b-1 Fees -- The Fund has a Plan of Distribution (the "12b-1 Plan") for its Class C Shares. The Fund, through the 12b-1 Plan, may reimburse the Distributor up to a maximum of 0.75% of the average daily net assets of Class C Shares of the Fund for certain activities and expenses of selling shares. Because 12b-1 Plan expenses are paid by Class C Shares on an ongoing basis, over time, these fees will decrease your return and you may pay more than paying other types of sales charges. These expenses of Class C Shares may cause long-term investors to pay more than the economic equivalent of the maximum sales charge permitted by the National Association of Securities Dealers.

Shareholder Servicing Plan -- The Fund has a shareholder servicing plan for its Class A Shares and Class C Shares. The Fund may pay authorized agents up to 0.25% of the average daily net assets attributable to its shareholders. The authorized agents may provide a variety of services, such as: 1) receiving and processing shareholder orders; 2) performing the accounting for the shareholder's account; 3) maintaining retirement plan accounts; 4) answering questions and handling correspondence for individual accounts; 5) acting as the sole shareholder of record for individual shareholders; 6) issuing shareholder reports and transaction confirmations; and 7) executing daily investment "sweep" functions.

The Fund does not monitor the actual services being performed by authorized agents under each plan and related service agreement. The Fund also does not monitor the reasonableness of the total compensation that an authorized agent may receive, including any service fees that authorized agents may receive from the Fund and any compensation that an authorized agent may receive directly from its clients.

General -- The Fund reserves the right in its sole discretion to withdraw all or any part of the offering of shares when, in the judgment of management, such withdrawal is in the best interest of the Fund. An order to purchase shares is not binding on, and may be rejected by, the Fund until it has been confirmed in writing by the Fund and payment has been received.

The Fund offers the ability to purchase shares through a Statement of Intention or a Right of Accumulation that may reduce sales charges on your purchases. Review the SAI or call the Fund at (800) 527-9525 for further information.

Shareholder Communications -- The Fund may eliminate duplicate mailings of portfolio materials to shareholders who reside at the same address, unless instructed to the contrary. Investors may request that the Fund send these documents to each shareholder individually by calling the Fund at (800) 527-9525.

                             DISTRIBUTIONS AND TAXES

Dividends and Capital Gain Distributions -- Dividends from net investment income, if any, are declared annually. The Fund intends to distribute annually any net capital gains.

Distributions will automatically be reinvested in additional shares, unless you elect to have the distributions paid to you in cash. There are no sales charges or transaction fees for reinvested dividends and all shares will be purchased at NAV. If the investment in shares is made within an IRA, all dividends and capital gain distributions must be reinvested.

Unless you are investing through a tax deferred retirement account, such as an IRA, it is not to your advantage to buy shares of the Fund shortly before the next distribution, because doing so can cost you money in taxes. This is known as "buying a dividend". To avoid buying a dividend, check the Fund's distribution schedule before you invest.

Taxes -- In general, Fund distributions are taxable to you as either ordinary income or capital gains. This is true whether you reinvest your distributions in additional shares of the Fund or receive them in cash. Any capital gains the Fund distributes are taxable to you as long-term capital gains no matter how long you have owned your shares. Other distributions (including distributions attributable to short-term capital gains of the Fund) will generally be taxable to you as ordinary income. Every January, you will receive a statement that shows the tax status of distributions you received for the previous year. Distributions declared in December but paid in January are taxable as if they were paid in December.

When you sell shares of the Fund, you may have a capital gain or loss. For tax purposes, an exchange of your shares of the Fund for shares of a different fund of the Company is the same as a sale. The individual tax rate on any gain from the sale or exchange of your shares depends on how long you have held your shares.

Fund distributions and gains from the sale or exchange of your shares will generally be subject to state and local income tax. The one major exception to these principles is that distributions on, and sales, exchanges and redemptions of, shares held in an IRA (or other tax deferred retirement account) will not be currently taxable. Non-U.S. investors may be subject to U.S. withholding and estate tax. You should consult with your tax adviser about the federal, state, local or foreign tax consequences of your investment in the Fund.

By law, the Fund must withhold 30% of your taxable distribution and proceeds if you do not provide your correct taxpayer identification number (TIN) or certify that your TIN is correct, or if the Internal Revenue Service (the "IRS") has notified you that you are subject to backup withholding and instructs the Fund to do so.

NEW ACCOUNT APPLICATION
THE WORLD FUNDS, INC.
[GRAPHIC OMITTED]
Please send your completed application and check, made payable to Lara U.S. Treasury Fund to:
Fund Services, Inc.  --   P.O. BOX 26305  --   Richmond, VA 23260  --
800-527-9525

1. NAME:

   Individual___________________________________________________________________
   First             Middle               Last

   Joint
   Owner________________________________________________________________________
                First          Middle               Last

Gift to Minors___________________  as custodian for_____________________________
              Name of Custodian                             Name of Minor

under the___________ Uniform Gifts to Minors Act (show minors Soc. Sec. # below)
           [State]
Other___________________________________________________________________________
   Name of Corporation, Partnership or other Organization. (NOTE: These accounts require additional information. Please call Fund Services, Inc.
   at 1-800-628-4077). Trust accounts require copies of pages of the Trust Agreement that establish the Trust, name the Trustee(s) and the dated signature page.

Address and Citizenship:

____________________________________     (_______) _____________________________
Street                                   Area Code Daytime Telephone


________________________________________________________________________________
City                             State                  Zip Code

Social Security or Tax Identification Number____________________________________

Citizenship of Owner, Minor or Trust Beneficiary:

__U.S. Citizen  __Resident Alien   __Non-Resident Alien:________________________
                                                          [Country of Residence]
Citizenship of Joint Owner:

__U.S. Citizen  __Resident Alien   __Non-Resident Alien:________________________
                                                          [Country of Residence]
2. INITIAL INVESTMENT:
Class A Shares (Minimum $5,000)                $_____________________
Class C Shares (Minimum $5,000)                $_____________________
Institutional Shares (Minimum $500,000)        $_____________________

3. DISTRIBUTION OPTION:
Income dividends and capital gains are automatically reinvested, unless you check one of the following:

__All distributions in cash       __Dividends in cash.
                                    Capital gains reinvested in shares.

4. TELEPHONE PRIVILEGES:
   To use the telephone to authorize the transactions below, please check the appropriate box(es):

   __ I (we) hereby authorize Fund Services, Inc. to honor telephone instructions for my (our) account. Neither the Fund nor Fund Services, Inc. will be liable for properly acting upon telephone instructions believed to be genuine. I (we) understand that redemptions authorized by telephone are paid by check and mailed to me (us).
   __ To exchange into shares of other Fund series. If an exchange is the initial investment, the new fund account will automatically carry the same account registration, and these telephone privileges will apply.

5. AUTOMATIC INVESTMENT PLAN:
   To make automatic monthly investments from your bank account, check the box below (Minimum monthly investment is $100)

  __  This plan allows me (us) to make automatic monthly investments from my
      (our) bank account. Fund Services, Inc. will transfer money from my (our) bank account into the Fund. There is no charge, and I(we) may cancel at any time. Invest $ ________________ into my (our) account of the 15th day of each month by transfer from my (our) bank account.
      (Please include a blank voided check.)

6. EMPLOYMENT INFORMATION:
   We are required by the National Association of Securities Dealers (NASD) to ask for this information. Owner's Occupation, Employer & Employer's Address:


   _____________________________________________________________________________
   __  I am affiliated with, or work for, a member firm of the NASD.

   Joint Owner', Occupation, Employer & Employer's Address:

   _____________________________________________________________________________
   __  I am affiliated with, or work for, a member firm of the NASD.

7. SIGNATURES:
   Each Owner Must Sign This Section.
   The undersigned warrants(s) that I (we) have full authority to make this application, am (are) of legal age, and have received and read a current prospectus and agree to be bound by its terms.
   o I (we) understand that all shares will be held in uncertificated form. Share certificates may be requested, but Telephone Privileges will not then be available.
   o I (we) understand that it is my (our) responsibility to read the prospectus of any fund into which I (we) exchange and that all information provided in sections 1 and 7 will apply to any new fund into which my
      (our) shares may be exchanged.
   o I (we) understand that neither this Fund nor First Dominion Capital Corp. ("FDCC") is a bank, and Fund shares are not backed or guaranteed by any bank or insured by the FDIC.
   o I (we) ratify any instructions (including telephone instructions) given on this account and agree that the Fund, FDCC or Fund Services, Inc. will not be liable for any loss, cost or expense for acting upon any instruction (including telephone instructions) believed to be genuine and in accordance with the procedures described in the prospectus.
   o If I (we) am a (are) U.S. Citizen(s) or Resident Alien(s), as indicated above, I (we) certify under penalties of perjury that (1) the Social Security or taxpayer identification number provided above is correct, and
      (2)I (we) are not subject to IRS backup withholding because (a) I (we) am
      (are) exempt from backup withholding, or (b) I (we) have not been notified by the IRS that I (we) am (are) subject to backup withholding, or (c) I
      (we) have been notified by the IRS that I (we) am (are) no longer subject to backup withholding. (Please cross out item 2 if it does not apply to you.)
   o If I (we) am a (are) Non-Resident Alien(s), as indicated above, I (we) certify under penalties of perjury that I (we) am not a (are not) U.S. Citizen(s) or Resident Alien(s), and that 1 (we) am an (are) exempt foreign person(s)' as defined under IRS regulations.

   This application is not effective until it is received and accepted by the Fund.

SIGN
HERE:__________________________________________Date:____________________, 200___
       Signature of Individual (or Custodian)


    ____________________________________________Date:___________________, 200___
       Signature of Joint Registrant, if any

Adviser

  The Lara Group, Ltd.
  8000 Towers Crescent Drive,
  Suite 660
  Vienna, VA 22182-2700

Distributor

   First Dominion Capital Corp.
   1500 Forest Avenue, Suite 223
   Richmond, VA 23229

Custodian

  Brown Brothers Harriman & Co.
  40 Water Street
  Boston, MA 02109-3661

Transfer Agent

  Fund Services, Inc.
  1500 Forest Avenue, Suite 111
  Richmond, VA 23229

Independent Accountants

  Tait, Weller and Baker
  8 Penn Center Plaza
  Philadelphia, PA 19103

Legal Counsel

  Greenberg Traurig, LLP
  2001 Market Street
  Two Commerce Square, Suite 2700
  Philadelphia, PA 19103

You'll find more information about the Fund in the following documents:

The Fund's annual and semi-annual reports will contain more information about the Fund and a discussion of the market conditions and investment strategies that had a significant effect on the Fund's performance during the last fiscal year.

For more information about the Fund, you may wish to refer to the Company's SAI dated October 31, 2002 , as revised April 1, 2003, which is on file with the SEC and incorporated by reference into this prospectus. You can obtain a free copy of the SAI by writing to The World Funds, Inc., 1500 Forest Avenue, Suite 223, Richmond, Virginia 23229, by calling toll free (800) 527-9525or by e-mail at: mail@shareholderservices.com. General inquiries regarding the Fund may also be directed to the above address or telephone number.

Information about the Company, including the SAI, can be reviewed and copied at the SEC's Public Reference Room, 450 Fifth Street NW, Washington, D.C. Information about the operation of the Public Reference Room may be obtained by calling the SEC at (202) 942-8090. Reports and other information regarding the Fund are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington D.C. 20549-0102.

(Investment Company Act File No. 811-8255)











                       [GRAPHIC OMITTED][GRAPHIC OMITTED]


                                 NEW MARKET FUND











                                 ------------

                                   PROSPECTUS

                                 ------------


                                Prospectus dated
                                October 31, 2002,
                            as revised April 1, 2003

PROSPECTUS

THE WORLD FUNDS, INC.
New Market Fund


Prospectus dated October 31, 2002, as revised April 1, 2003








This prospectus describes the New Market Fund (the "Fund"), a series of shares offered by The World Funds, Inc. (the "Company"). A series fund offers you a choice of investments, with each series having its own investment objective and a separate portfolio. The Fund seeks long-term growth of capital by investing in a non-diversified portfolio of common stocks and securities convertible into common stock. The Fund currently offers three classes of shares, two of which, Class A Shares and Class C Shares, are offered by this prospectus.
















As with all mutual funds, the U.S. Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or completeness of this prospectus. It is a criminal offense to suggest otherwise.

                                TABLE OF CONTENTS


                                                             PAGE

Risk/Return Summary.............................................1
Performance Information.........................................1
Fees and Expenses...............................................3
Objective and Strategies........................................4
Risks...........................................................5
Management......................................................5
Shareholder Information.........................................6
Purchasing Shares...............................................7
Redeeming Shares................................................8
Additional Information..........................................9
Distributions and Taxes........................................11
Distribution Arrangements......................................12
Financial Highlights...........................................15
More Information.......................................Back Cover

                               RISK/RETURN SUMMARY

Investment Objective -- Long-term growth of capital

Principal Investment Strategies -- Under normal circumstances, the Fund will invest at least 65% of its net assets in common stocks or securities convertible into common stocks, such as warrants, convertible bonds, debentures or convertible preferred stock.

Principal Risk -- The principal risk of investing in the Fund is that the value of its investments are subject to market, economic and business risk that may cause the net asset value ("NAV") to fluctuate over time. Therefore, the value of your investment could decline and you could lose money. There is no assurance that the investment adviser will achieve the Fund's objective.

The Fund operates as a non-diversified fund for purposes of the Investment Company Act of 1940, as amended (the "1940 Act"). This means that the Fund may invest a larger portion of its assets in a small number of securities. This may cause the market action of the Fund's larger portfolio positions to have a greater impact on the Fund's NAV, which could result in increased volatility.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Investor Profile -- You may want to invest in the Fund if you are seeking long-term growth of capital and are willing to accept share prices that may fluctuate, sometimes significantly, over the short-term. The Fund will not be appropriate if you are seeking current income or are seeking safety of principal.

                             PERFORMANCE INFORMATION

The bar chart and performance table show how the Fund has performed in the past and gives some indication of the risks of investing in the Fund. Both assume that all dividends and distributions are reinvested in the Fund. As of the date of this prospectus, the Fund has not offered Class C Shares. The returns shown below are for Class A Shares of the Fund. Class C shares should have returns that are substantially the same because they represent interests in the same portfolio of securities and differ only to the extent that they bear difference expenses. The bar chart shows how the performance of the Class A Shares of the Fund has varied from year to year. The bar chart figures do not include any sales charges that an investor will pay when they buy or sell Class A Shares of the Fund. If sales charges were included, the returns would be lower. The table compares the average annual total returns of the Fund's Class A Shares for the periods ended December 31, 2002 to the Lipper Large Cap Value Index. Keep in mind that past performance (before and after taxes) may not indicate how well the Fund will perform in the future.

[bar chart goes here]

New Market Fund Total Return

1999     (1.72%)
2000      5.61%
2001      1.08%
2002    (12.08%)

[end bar chart]


During the periods shown in the bar chart, the highest return for a calendar quarter was 11.65% (quarter ending 12/31/01) and the lowest return for a calendar quarter was (9.84%)(quarter ending 09/30/01).

                                        Average Annual Total Return
                                  (for the periods ending December 31, 2002)
                                   -----------------------------------------
                                                        Since Inception
                                       One Year         (October 1, 1998)
                                       --------         -----------------


Class A Shares
Return Before Taxes(1)                 (17.13%)         0.20%
Return After Taxes on Distributions(1) (17.13%)         0.20%
Return After Taxes on Distributions
  and sale of Fund shares(1)           (10.52%)         0.16%
Class C Shares(2)                      (13.84%)         1.60%
---------------------------------

Lipper Large Cap Value Index(3)        (19.68%)         0.07%

     (1) After tax returns are shown for Class A Shares only. After tax returns for Class C shares will be different. After tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. After-tax returns show are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or in retirement accounts.

     (2) These returns represent the performance of the Class A Shares but they have been restated to include the effect of the 2.00% deferred sales charge payable on redemptions of Class C Shares. Class C Shares are also subject to distribution and service fees at an annual rate of 1.00% of the Fund's Class C Share assets. Had the performance of the Class A Shares of the Fund been restated to reflect these distribution and service fees, the average annual total returns would have been lower.

     (3) Lipper Large Cap Value Index is an unmanaged index. The Lipper Large Cap Value Index is an equally-weighted performance indice, adjusted for capital gains distributions and income dividends, of the largest 30 qualifying equity funds that, by practice, invest at least 75% of their equity assets in companies with market capitalization (on a three-year weighted basis) of greater than 300% of the dollar-weighted median market capitalization of the S&P Mid-Cap 400 Index. The index is not adjusted to reflect deductions for fees, expenses or taxes that the SEC requires to be reflected in the Fund's performance.

                                FEES AND EXPENSES

As an investor, you pay certain fees and expenses if you buy and hold shares of the Fund. The maximum transaction costs and total annual expenses associated with investing in shares of the Fund are described in the table below and are further explained in the example that follows:

-------------------------------------------------------------------
Shareholder Transaction Fees  (fees paid   directly   from your
investment)
-------------------------------------------------------------------
-------------------------------------------------------------------
                                                    Class  Class
                                                    A      C
                                                    Shares Shares
-------------------------------------------------------------------
-------------------------------------------------------------------
Maximum Sales Charge (Load Imposed on Purchases (1) 5.75%  None
-------------------------------------------------------------------
-------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)(2)             2.00%  2.00%
-------------------------------------------------------------------
-------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Reinvested   None   None
Dividends and Distributions
-------------------------------------------------------------------
-------------------------------------------------------------------
Redemption Fees (3)                                 None   None
-------------------------------------------------------------------
-------------------------------------------------------------------
Exchange Fees (4)                                   None   None
-------------------------------------------------------------------
-------------------------------------------------------------------
Estimated Annual Operating Expenses (expenses that are deducted from Fund assets
-------------------------------------------------------------------
-------------------------------------------------------------------
Advisory Fee                                        1.00%  1.00%
-------------------------------------------------------------------
-------------------------------------------------------------------
Distribution (12b-1) and Service Fees(5)            0.50%  1.00%
-------------------------------------------------------------------
-------------------------------------------------------------------
Other Expenses (6)                                  2.29%  2.29%
-------------------------------------------------------------------
-------------------------------------------------------------------
Total Annual Fund Operating Expenses                3.79%  4.29%
-------------------------------------------------------------------
-------------------------------------------------------------------
Fee Waiver and/or Expenses Reimbursements (7)       1.80%  1.80%
-------------------------------------------------------------------
-------------------------------------------------------------------
Net Expenses                                        1.99%  2.49%
-------------------------------------------------------------------

     (1)  As a percentage of the offering price.

     (2) If you are in a category of investors who may purchase Class A Shares without a front-end sales charge, you will be subject to a 2.00% deferred sales charge if you redeem your shares within three hundred sixty (360) days of purchase. A deferred sales charge of 2.00% is imposed on the proceeds of Class C Shares redeemed within two (2) years. The charge is a percentage of the net asset value at the time of purchase.

     (3)  Your account may be charged $10 for a telephone redemption.

     (4)  Your account may be charged $10 for a telephone exchange.

     (5) The Fund has a Distribution and Service Plan (the "12b-1 Plan") for its Class A and Class C shares. The 12b-1 Plan may pay a maximum distribution fee of 0.50% for Class A Shares and 1.00% (0.75% for distribution expenses and 0.25% for shareholder services) for Class C Shares.

     (6) Other Expenses are based on amounts for the Fund's Class A Shares for the fiscal year end August 31, 2002.

     (7) In the interest of limiting expenses of the Fund, The London Company of Virginia (the "Adviser") has entered into a contractual expense limitation agreement with the Company. Pursuant to the agreement, the Adviser has agreed to waive fees and/or assume other expenses so that the ratio of total annual operating expenses of the Fund's Class A Shares is limited to 1.99% until August 31, 2003 and Class C Shares is limited to 2.49% for the first three years following commencement of operations.

Example:

The following expense examples show the expenses that you could pay over time. It will help you compare the costs of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund, you reinvest all dividends and distributions in additional shares of the Fund, you redeem all of your shares at the end of the periods indicated, you earn a 5.00% annual return and the Fund's operating expenses remain the same. Because actual return and expenses will be different, the example is for comparison only.

Based on these assumptions, your costs would be:

                           1 Year(1) 3 Years   5 Years        10 Years
                           --------- -------   -------        --------

  Class A Shares           $765      $1,510     $2,273         $4,263
  Class C Shares (2)        452         775      1,809         4,414

     (1) The cost shown for the first year reflects the cap imposed by the expense limitation agreement.

     (2) With respect to Class C Shares, the above examples assume payment of the applicable sales charge at the time of redemption. If you hold Class C Shares, and you did not sell your shares during the periods indicated, your costs would be $252 for the one year period.

                            OBJECTIVE AND STRATEGIES

The Fund's investment objective is long-term growth of capital. The Fund will seek to achieve its investment objective by investing in a non-diversified portfolio consisting primarily of common stocks or securities convertible into common stocks, such as, warrants, convertible bonds, debentures or convertible preferred stock.

Under normal circumstances, the Fund will invest at least 65% of its net assets in common stocks or securities convertible into common stocks. The Fund will not be limited to investing in the securities of companies of any particular size, or to securities traded in any particular market. It is the Fund's policy to focus its investments on profitable, financially stable growth companies. It is anticipated that such companies will generate high returns on invested capital. The companies will generally be unleveraged, characteristically have shareholder-oriented management, and generally tend to have large market capitalizations.

In determining which portfolio securities to sell, the Adviser considers the following: (1) if a security appreciates such that, as a total percentage of our portfolio, it becomes too large; (2) if the sector or security appears to be under-performing; (3) if the company management appears to be engaging in conduct not in the best interest of public shareholders; (4) to sell loss positions in order to reduce taxable gains to our shareholders reflected in earlier sales of positions with gains; and, (5) to raise funds to cover redemptions.

                                      RISKS

Stock Market Risk -- The Fund is subject to stock market risk, which is the possibility that stock prices overall will decline over short or even long periods. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. Therefore, the value of your investment in the Fund may increase or decrease. The Fund's investment success depends on the skill of the Adviser in evaluating, selecting and monitoring the portfolio assets. If the Adviser's conclusions about asset allocation are incorrect, the Fund may not perform as anticipated.

Small Companies Risk -- The Fund may invest a portion of its assets in smaller companies that may involve greater risk than investments in larger, more mature issuers. Smaller companies may have limited product lines, markets or financial resources, and their securities may trade less frequently and in more limited volume than those of larger, more mature companies. As a result, the prices of their securities may fluctuate more than those of larger issuers.

Non-diversification -- The Fund is non-diversified under the 1940 Act. However, because it intends to qualify as a "regulated investment company" for purposes of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), the Fund must meet certain diversification requirements. These include the requirement that at the end of each tax year quarter, at least 50% of the market value of its total assets must be invested in cash, cash equivalents, U.S. government securities and securities of issuers (including foreign governments), in which it has invested not more than 5% of its assets. A regulated investment company is also limited in its purchases of voting securities of any issuer and may invest no more than 25% of the value of its total assets in securities (other than U.S. government securities) of any one issuer or of two or more issuers that the Fund controls and are engaged in the same, similar or related trades or businesses.

Temporary Defensive Positions -- When the Fund's Adviser believes that investments should be deployed in a temporary defensive posture because of economic or market conditions, the Fund may invest up to 100% of its total assets in U.S. government securities (such as bills, notes, or bonds of the U.S. Government and its agencies) or other forms of indebtedness such as bonds or certificates of deposits. When the Fund is in a temporary defensive position, it may not achieve its investment objective.

                                   MANAGEMENT

The Company -- The Company was organized under the laws of the State of Maryland in May, 1997. The Company is an open-end management investment company registered under the 1940 Act and is commonly known as a "mutual fund". The Company has retained an investment adviser to manage all aspects of the investments of the Fund.

Investment Adviser -- The London Company of Virginia, located at Riverfront Plaza, West Tower, 901 East Byrd Street, Suite 1350A, Richmond, Virginia 23219, manages the investments of the Fund pursuant to an Investment Advisory Agreement (the "Advisory Agreement"). The Adviser, subject to the general supervision of the Board of Directors of the Company, manages the Fund in accordance with its investment objective and policies, makes decisions with respect to, and places orders for all purchases and sales of portfolio securities, and maintains related records.

Under the Advisory Agreement, the monthly compensation paid to the Adviser is accrued daily at an annual rate equal of 1.00% of the average daily net assets of the Fund.

In the interest of limiting expenses of the Fund's Class A and Class C shares, the Adviser has entered into a contractual expense limitation agreement with the Company. Pursuant to the agreement, the Adviser has agreed to waive fees and/or assume other expenses so that the ratio of total annual operating expenses of the Fund's Class A Shares is limited to 1.99% until August 31, 2003 and Class C Shares is limited to 2.49% for the first three years following commencement of operations. The limit does not apply to interest, taxes, brokerage commissions, other expenditures capitalized in accordance with generally accepted accounting principles or other extraordinary expenses not incurred in the ordinary course of business.

The Adviser will be entitled to reimbursement of fees waived or reimbursed by the Adviser to the Fund. The total amount of reimbursement recoverable by the Adviser (the "Reimbursement Amount") is the sum of all fees previously waived or reimbursed by the Adviser to the Fund during any of the previous three (3) years, less any reimbursement previously paid by the Fund to the Adviser with respect to any waivers, reductions, and payments made with respect to the Fund. The Reimbursement Amount may not include any additional charges or fees, such as interest accruable on the Reimbursement Amount. Such reimbursement must be authorized by the Board of Directors of the Company.

Portfolio Manager -- Since the Fund's commencement of investment operations on October 1, 1998, Mr. Stephen Goddard has been principally responsible for the portfolio management of the Fund. Mr. Goddard, who controls the Adviser, has been President of the Adviser since its founding and has been active in the investment field professionally for more than fifteen years. Mr. Goddard is also a director and shareholder of Virginia Management Investment Corporation ("VMIC").

Prior to April 1, 2003, VMIC was the investment manager to the Fund. VMIC was entitled to receive management fees from the Fund at an annual rate equal of 1.00% of the average daily net assets of the Fund. For the fiscal year ended August 31, 2002, VMIC waived its entire fee.

                             SHAREHOLDER INFORMATION

The Fund's share price, called its NAV per share, is determined as of the close of trading on the New York Stock Exchange ("NYSE") (generally, 4:00 p.m. Eastern time) on each business day (the "Valuation Time") that the NYSE is open. As of the date of this prospectus, the Fund is informed that the NYSE observes the following holidays: New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. NAV per share is computed by adding the total value of the Fund's investments and other assets attributable to the Fund's Class A or Class C shares, subtracting any liabilities attributable to the applicable class of shares and then dividing by the total number of the applicable classes' shares outstanding. Due to the fact that different expenses may be charged against shares of different classes of the Fund, the NAV of the various classes may vary.

If a security or securities that the Fund owns are traded when the NYSE is closed (for example in an after-hours market) the value of the Fund's assets may be affected on days when the Fund is not open for business. In addition, trading in some of the Fund's assets may not occur on days when the Fund is open for business.

The Fund's securities are valued at current market prices. Investments in securities traded on the national securities exchanges or included in the NASDAQ National Market System are valued at the last reported sale price. Other securities traded in the over-the-counter market and listed securities for which no sales are reported on a date are valued at the last reported bid price. Short-term debt securities (less than 60 days to maturity) are valued at their fair market value using amortized cost. Other assets for which market prices are not readily available are valued at their fair value as determined in good faith under procedures set by the Board of Directors.

                                PURCHASING SHARES

Minimum Investments -- The minimum initial investment in each class of shares of the Fund is $1,000. Additional investments in each class of shares of the Fund must be in amounts of $100 or more. The Fund retains the right to waive the minimum initial investment or to refuse to accept an order.

Share Class Alternatives -- The Fund offers investors three different classes of shares, two of which, Class A and Class C shares, are offered by this prospectus. The different classes of shares represent investments in the same portfolio of securities, but the classes are subject to different expenses and may have different share prices. When you buy shares be sure to specify the class of shares in which you choose to invest. Because each share class has a different combination of sales charges, expenses and other features, you should consult your financial adviser to determine which class best meets your financial objectives. For additional details about share class alternatives see "Distribution Arrangements".

Public Offering Price -- When you buy shares of the Fund, you will receive the public offering price per share as determined after your order is received in proper form. The public offering price is equal to the Fund's NAV plus an initial sales charge, if any. The Fund reserves the right to refuse to accept an order in certain circumstances, such as, but not limited to, orders from short-term investors such as market timers, or orders without proper documentation.

Investing By Mail -- For initial purchases, the account application form, which accompanies this prospectus, should be completed, signed and mailed to Fund Services, Inc. (the "Transfer Agent") at 1500 Forest Avenue, Suite 111, Richmond, Virginia 23229, together with a check made payable to the Fund. Please be sure to specify which class of shares you wish to invest in. For subsequent purchases, include with your check the tear-off stub from a prior purchase confirmation, or otherwise identify the name(s) of the registered owner(s) and taxpayer identification number(s).

Investing by Wire -- You may purchase shares by requesting your bank to transmit funds by wire directly to the Transfer Agent. To invest by wire, please call the Fund at (800) 527-9525 or the Transfer Agent at (800) 628-4077 to advise the Fund of your investment and to receive further instructions. Your bank may charge you a small fee for this service. Once you have arranged to purchase shares by wire, please complete and mail the account application form promptly to the Transfer Agent. This application is required to complete the Fund's records. You will not have access to your shares until the Fund's records are complete. Once your account is opened, you may make additional investments using the wire procedure described above. Be sure to include your name and account number in the wire instructions you provide your bank.

                                REDEEMING SHARES

You may redeem your shares at any time and in any amount by mail or telephone. For your protection, the Transfer Agent will not redeem your shares until it has received all the information and documents necessary for your request to be considered in proper order (see "Signature Guarantees"). The Fund's procedure is to redeem shares at the NAV determined after the Transfer Agent receives the redemption request in proper order, less any applicable deferred sales charge. You will be notified promptly by the Transfer Agent if your redemption request is not in proper order.

We will mail your redemption proceeds to your current address or transmit them electronically to your designated bank account. Except under certain emergency conditions, we will send your redemption proceeds to you within 7 calendar days after the Transfer Agent receives your redemption request in proper form. During unusual market conditions, the Fund may suspend redemptions or postpone the payment of redemption proceeds, to the extent permitted under the Federal securities laws. Delays may occur in cases of very large redemptions, excessive trading or during unusual market conditions. If you purchase your shares by check, the Fund may delay sending the proceeds from your redemption request until your check has cleared. This could take up to 15 calendar days. Also, payment of the proceeds of a redemption request for an account for which purchases were made by wire may be delayed until the Fund receives a completed account application for the account to permit the Fund to verify the identity of the person redeeming the shares and to eliminate the need for backup withholding.

The Fund cannot accept requests that specify a certain date for redemption or which specify any other special conditions. Please call (800) 527-9525 for further information regarding redemptions.

If you sell shares through a securities dealer or investment professional, it is such person's responsibility to transmit the order to the Fund in a timely fashion. Any loss to you resulting from failure to do so must be settled between you and such person.

Redemption by Mail -- To redeem shares by mail, send a written request for redemption, signed by the registered owner(s) exactly as the account is registered. Certain written requests to redeem shares may require signature guarantees. For example, signature guarantees may be required if you sell a large number of shares, if your address of record on the account application has been changed within the last thirty (30) days, or if you ask that the proceeds to be sent to a different person or address. Signature guarantees are used to help protect you and the Fund. You can obtain a signature guarantee from most banks or securities dealers, but not from a Notary Public. Please call the Transfer Agent at (800) 628-4077 to learn if a signature guarantee is needed or to make sure that it is completed appropriately in order to avoid any processing delays.

Redemption by Telephone -- You may redeem your shares by telephone provided that you request this service on your initial account application. If you request this service at a later date, you must send a written request along with a signature guarantee to the Transfer Agent. Once your telephone authorization is in effect, you may redeem shares by calling the Transfer Agent at (800) 628-4077. There is no charge for establishing this service but the Transfer Agent will charge your account a $10 service fee for each telephone redemption. The Transfer Agent may change the amount of this service fee at any time without prior notice.

Redemption by Wire -- If you request that your redemption proceeds be wired to you, please call your bank for instructions prior to writing or calling the Transfer Agent. Be sure to include your name, Fund account number, your account number at your bank and wire information from your bank in your request to redeem by wire.

                             ADDITIONAL INFORMATION

Signature Guarantees -- To help protect you and the Fund from fraud, signature guarantees are required for: (1) all redemptions ordered by mail if you require that the check be payable to another person or that the check be mailed to an address other than the one indicated on the account registration; (2) all requests to transfer the registration of shares to another owner; and (3) all authorizations to establish or change telephone redemption service, other than through your initial account application. Signature guarantees may be required for certain other reasons. For example, a signature guarantee may be required if you sell a large number of shares or if your address of record on the account has been changed within the last thirty (30) days.

In the case of redemption by mail, signature guarantees must appear on either:
(1) the written request for redemption; or (2) a separate instrument of assignment (usually referred to as a "stock power") specifying the total number of shares or dollar amount being redeemed. The Company may waive these requirements in certain instances.

The following institutions are acceptable signature guarantors: (1) participants in good standing of the Securities Transfer Agents Medallion Program ("STAMP");
(2) commercial banks which are members of the Federal Deposit Insurance Corporation ("FDIC"); (3) trust companies; (4) firms which are members of a domestic stock exchange; (5) eligible guarantor institutions qualifying under Rule 17Ad-15 of the Securities Exchange Act of 1934, as amended, that are authorized by charter to provide signature guarantees (e.g., credit unions, securities dealers and brokers, clearing agencies and national securities exchanges); and (6) foreign branches of any of the above. In addition, the Company will guarantee your signature if you personally visit its offices at 1500 Forest Avenue, Suite 223, Richmond, Virginia 23229. The Transfer Agent cannot honor guarantees from notaries public, savings and loan associations, or savings banks.

Proper Form -- Your order to buy shares is in proper form when your completed and signed account application and check or wire payment is received. Your written request to sell or exchange shares is in proper form when written instructions signed by all registered owners, with a signature guarantee if necessary, is received.

Small Accounts -- Due to the relatively higher cost of maintaining small accounts, the Fund may deduct $50 per year from your account or may redeem the shares in your account, if it has a value of less than $1,000. The Fund will advise you in writing sixty (60) days prior to deducting the annual fee or closing your account, during which time you may purchase additional shares in any amount necessary to bring the account back to required minimum. If you bring your account balance up to the required minimum during this period of time, no account fee or involuntary redemption will occur. The Company will not close your account if it falls below the required minimum solely because of a market decline. The Company reserves the right to waive this fee.

Automatic Investment Plan -- Existing shareholders, who wish to make regular monthly investments in amounts of $100 or more, may do so through the Automatic Investment Plan. Under the Automatic Investment Plan, your designated bank or other financial institution debits a pre-authorized amount from your account on or about the 15th day of each month and applies the amount to the purchase of Fund shares. To use this service, you must authorize the transfer of funds by completing the Automatic Investment Plan section of the account application and sending a blank voided check.

Exchange Privileges -- You may exchange all or a portion of your shares in the Fund for shares of the same class of certain other funds having different investment objectives, provided that the shares of the fund you are exchanging into are registered for sale in your state of residence. Your account may be charged $10 for a telephone exchange. An exchange is treated as a redemption and purchase and may result in realization of a gain or loss on the transaction. You won't pay a deferred sales charge on an exchange; however, when you sell the shares you acquire in an exchange, you'll pay a deferred sales charge based on the date you bought the original shares you exchanged.

Modification or Termination -- Excessive trading can adversely impact Fund performance and shareholders. Therefore, the Company reserves the right to temporarily or permanently modify or terminate the Exchange Privilege. The Company also reserves the right to refuse exchange requests by any person or group if, in the Company's judgment, the Fund would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected. The Company further reserves the right to restrict or refuse an exchange request if the Company has received or anticipates simultaneous orders affecting significant portions of a Fund's assets or detects a pattern of exchange requests that coincides with a "market timing" strategy. Although the Company will attempt to give you prior notice when reasonable to do so, the Company may modify or terminate the Exchange Privilege at any time.

General -- The Fund reserves the right in its sole discretion to withdraw all or any part of the offering of shares when, in the judgment of management, such withdrawal is in the best interest of the Fund. An order to purchase shares is not binding on, and may be rejected by, the Fund until it has been confirmed in writing by the Fund and payment has been received.

Shareholder Communications -- The Fund may eliminate duplicate mailings of portfolio materials to shareholders who reside at the same address, unless instructed to the contrary. Investors may request that the Fund send these documents to each shareholder individually by calling the Fund at (800) 527-9525.

                             DISTRIBUTIONS AND TAXES

Dividends and Capital Gain Distributions -- Dividends from net investment income, if any, are declared and paid annually. The Fund intends to distribute annually any net capital gains.

Dividends and distributions will automatically be reinvested in additional shares of the Fund, unless you elect to have the distributions paid to you in cash. There are no sales charges or transaction fees for reinvested dividends and all shares will be purchased at NAV. Shareholders will be subject to tax on all dividends and distributions whether paid to them in cash or reinvested in shares. If the investment in shares is made within an IRA, all dividends and capital gain distributions must be reinvested.

Unless you are investing through a tax deferred retirement account, such as an IRA, it is not to your advantage to buy shares of the Fund shortly before the next distribution, because doing so can cost you money in taxes. This is known as "buying a dividend". To avoid buying a dividend, check the Fund's distribution schedule before you invest.

Taxes -- In general, Fund distributions are taxable to you as either ordinary income or capital gains. This is true whether you reinvest your distributions in additional shares of the Fund or receive them in cash. Any capital gains the Fund distributes are taxable to you as long-term capital gains no matter how long you have owned your shares. Other Fund distributions (including distributions attributable to short-term capital gains of the Fund) will generally be taxable to you as ordinary income. Every January, you will receive a statement that shows the tax status of distributions you received for the previous year. Distributions declared in December but paid in January are taxable as if they were paid in December.

When you sell shares of the Fund, you may have a capital gain or loss. For tax purposes, an exchange of your shares of the Fund for shares of a different fund of the Company is the same as a sale. The individual tax rate on any gain from the sale or exchange of your shares depends on how long you have held your shares.

Fund distributions and gains from the sale or exchange of your shares will generally be subject to state and local income tax. The one major exception to these tax principles is that distributions on, and sales exchanges and redemptions of, shares held in an IRA (or other tax-deferred retirement account) will not be currently taxable. Non-U.S. investors may be subject to U.S. withholding and estate tax. You should consult with your tax adviser about the federal, state, local or foreign tax consequences of your investment in the Fund.

By law, the Fund must withhold 30% of your taxable distribution and proceeds if you do not provide your correct taxpayer identification number (TIN) or certify that your TIN is correct, or if the Internal Revenue Service (the "IRS") has notified you that you are subject to backup withholding and instructs the Fund to do so.

                            DISTRIBUTION ARRANGEMENTS

The Fund is offered through financial supermarkets, investment advisers and consultants, financial planners, brokers, dealers and other investment professionals, and directly through the Fund's Distributor. Investment professionals who offer shares may request fees from their individual clients. If you invest through a third party, the policies and fees may be different than those described in this prospectus. For example, third parties may charge transaction fees or set different minimum investment amounts. If you purchase your shares through a broker-dealer, the broker-dealer firm is entitled to receive a percentage of the sales charge you pay in order to purchase Fund shares. Class A Shares are subject to a front-end sales charge, a distribution and service fee and a deferred sales charge of 2.00% on Class A Shares redeemed within three hundred sixty (360) days of purchase and for which no front-end sales charge was paid. The following schedule governs the percentage to be received by the selling broker-dealer firm for selling Class A Shares.

----------------------------------------------------
                          Sales Charge
                              as a
                          Percentage of
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                                        Dealer
Amount of Purchase                      Net             Discount as
at the public           Offering        Amount          Percentage of
offering price          Price           Invested        Offering Price
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Less than $50,000        5.75%          6.10%           5.00%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
$50,000 but less than    4.50%          4.71%           3.75%
$100,000
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
$100,000 but less than   3.50%          3.63%           2.75%
$250,000
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
$250,000 but less than   2.50%          2.56%           2.00%
$500,000
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
$500,000 but less than   2.00%          2.04%           1.75%
$1,000,000
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
$1,000,000 or more       1.00%          1.01%           1.00%
--------------------------------------------------------------------------------

Right of Accumulation -- After making an initial purchase, you may reduce the sales charge applied to any subsequent purchases. Your shares purchased will be taken into account on a combined basis at the current net asset value per share in order to establish the aggregate investment amount to be used in determining the applicable sales charge. Only previous purchases of shares that are still held in the Fund and that were sold subject to a sales charge will be included in the calculation. To take advantage of this privilege, you must give notice at the time you place your initial order and subsequent orders that you wish to combine purchases. When you send your payment and request to combine purchases, please specify your account number(s).

Statement of Intention -- A reduced sales charge on shares of the Fund, as set forth above, applies immediately to all purchases where the investor has executed a Statement of Intention calling for the purchase within a 13-month period of an amount qualifying for the reduced sales charge. The investor must actually purchase the amount stated in such statement to avoid later paying the full sales charge on shares that are purchased.

Waiver of Front-End Sales Charges -- Class A Shares

No sales charge shall apply to:

     (1)  reinvestment of income dividends and capital gain distributions;

     (2)  exchanges of one Fund's shares for those of another Fund;

     (3) purchases of Fund shares made by current or former directors, officers, or employees, or agents of the Company, the Adviser, First Dominion Capital Corp., and by members of their immediate families, and employees (including immediate family members) of a broker-dealer distributing Fund shares;

     (4) purchases of Fund shares by the Fund's distributor for their own investment account and for investment purposes only;

     (5) a "qualified institutional buyer," as that term is defined under Rule 144A of the Securities Act of 1933, including, but not limited to, insurance companies, investment companies registered under the 1940 Act, business development companies registered under the 1940 Act, and small business investment companies;

     (6) a charitable organization, as defined in Section 501(c)(3) of the Internal Revenue Code (the "Code"), as well as other charitable trusts and endowments, investing $50,000 or more;

     (7) a charitable remainder trust, under Section 664 of the Code, or a life income pool, established for the benefit of a charitable organization as defined in Section 501(c)(3) of the Code;

     (8) investment advisers or financial planners who place trades for their own accounts or the accounts of their clients and who charge a management, consulting or other fee for their services; and clients of those investment advisers or financial planners who place trades for their own accounts if the accounts are linked to the master account of the investment adviser or financial planner on the books and records of the broker or agent;

     (9) institutional retirement and deferred compensation plans and trusts used to fund those plans, including, but not limited to, those defined in section 401(a), 403(b) or 457 of the Code and "rabbi trusts"; and

     (10) the purchase of Fund shares, if available, through certain third-party fund "supermarkets." Some fund supermarkets may offer Fund shares without a sales charge or with a reduced sales charge. Other fees may be charged by the service-provider sponsoring the fund supermarket, and transaction charges may apply to purchases and sales made through a broker-dealer.

Additional information regarding the waiver of sales charges may be obtained by calling the Company at (800) 527-9525. All account information is subject to acceptance and verification by the Fund's distributor.

Rule 12b-1 Fees -- The Board of Directors has adopted a Distribution and Service Plan for the Fund's Class A and Class C shares (collectively, the "12b-1 Plans"). Pursuant to the 12b-1 Plans, the Fund may finance from the assets of a particular class certain activities or expenses that are intended primarily to result in the sale of shares of such class. The Fund finances these distribution and service activities through payments made to the Distributor. The fee paid to the Distributor by each class is computed on an annualized basis reflecting the average daily net assets of a class, up to a maximum of 0.50% for Class A Share expenses and 1.00% for Class C Share expenses. With respect to Class C Shares, 0.75% represents 12b-1 distribution fees and 0.25% represents shareholder servicing fees paid to institutions that have agreements with the Distributor to provide such services. Because these fees are paid out of a classes' assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost more than paying other types of sales charges.

                              FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance for the period of the Fund's operations or the period since the Fund began offering a particular class of shares. As of the date of this prospectus, the Fund has not offered Class C Shares. The information in the table is for Class A Shares of the Fund. Certain information reflects financial results for a single Class A Share. The total returns in the table represent the rate that an investor would have earned [or lost] on an investment in Class A Shares of the Fund (assuming reinvestment of all dividends and distributions). The financial highlights for the periods presented have been audited by Tait, Weller and Baker, independent auditors, whose unqualified report thereon, along with the Fund's financial statements, are included in the Fund's Annual Report to Shareholders (the "Annual Report") and are incorporated by reference into the SAI. Additional performance information for the Fund is included in the Annual Report. The Annual Report and the SAI are available at no cost from the Fund at the address and telephone number noted on the back page of this prospectus. The following information should be read in conjunction with the financial statements and notes thereto.

FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD -- Class A Shares

                               Years ended August 31     Period ended
                             2002       2001      2000  August 31, 1999*
                             ----       ----      ----- ---------------

Per Share Operating Performance
Net asset value,
  beginning of period       $11.65    $11.71    $11.64  $10.00
                            ------    ------    ------  ------
Income from
  investment operations-
    Net investment loss      (0.10)     (0.09)    (0.03)  (0.03)
  Net realized and
    unrealized gain
    (loss) on investments    (0.58)      0.03      0.10    1.67
                             ------     -----     -----   -----
Total from
  investment operations      (0.68)     (0.06)     0.07    1.64
                             ------     ------   ------  ------
Net asset value,
  end of period             $10.97     $11.65    $11.71  $11.64
                            ======     ======    ======  ======

Total Return                 (5.84%)    (0.51%)    0.60%  13.20%

Ratios/Supplemental Data
Net assets,
  end of period (000's)     $4,758     $5,662    $5,347  $3,256
  Ratio to average
    net assets(A)
  Expenses(B)                 2.08%      2.07%     1.99%   1.99%**
  Expense ratio-net(C)        1.99%      1.99%     1.99%   1.99%**
  Net investment loss        (0.80%)    (0.83%)   (0.34%) (0.41%)**
  Portfolio turnover rate     7.09%      8.72%    32.86%   8.31%

*    Commencement  of  operations  October  1, 1998
**   Annualized

(A) Fee waivers and reimbursements reduced the expense ratio and increased net investment income ratio by 1.71% for the year ended August 31, 2002, 1.54% for the year ended August 31, 2001, 1.70% for the year ended August 31, 2000 and 2.48% for the period ended August 31, 1999.


(B) Expense ratio has been increased to include custodial fees which were offset by custodian fee credits and before management fee waivers and reimbursements.

(C) Expense ratio - net reflects the effect of the management fee waivers and reimbursements and custodian fee credits the Fund received.

THE WORLD FUNDS, INC.
                         1500 FOREST AVENUE, SUITE 223,
                            RICHMOND, VIRGINIA 23229
                                 (800) 527-9525

                       STATEMENT OF ADDITIONAL INFORMATION

                             Lara U.S. Treasury Fund

     This Statement of Additional Information ("SAI") is not a prospectus. It should be read in conjunction with the current prospectus of the Lara U.S. Treasury Fund (the "Fund"), dated April 1, 2003, as it may be supplemented or revised from time to time. You may obtain the prospectus of the Fund, free of charge, by writing to The World Funds, Inc. at 1500 Forest Avenue, Suite 223, Richmond, Virginia 23229 or by calling (800) 527-9525.




The date of this SAI is April 1, 2003

                                TABLE OF CONTENTS

                                                             PAGE

General Information.............................................1
Investment Objective............................................1
Strategies and Risks............................................1
Investment Programs.............................................1
Investment Restrictions.........................................3
Management of the Company.......................................4
Policies Concerning Personal Investment Activities.............10
Principal Securities Holders...................................10
Investment Adviser and Advisory Agreement......................10
Management-Related Services....................................11
Portfolio Transactions.........................................12
Portfolio Turnover.............................................13
Capital Stock and Dividends....................................13
Distribution...................................................14
Additional Information about Purchases and Sales...............16
Special Shareholder Services...................................18
Tax Status.....................................................19
Investment Performance.........................................20
Financial Information..........................................23

                               GENERAL INFORMATION

The World Funds, Inc. (the "Company") was organized under the laws of the State of Maryland in May, 1997. The Company is an open-end management investment company registered under the Investment Company Act of 1940, as amended, (the "1940 Act") commonly known as a "mutual fund". This SAI relates to the Lara U.S. Treasury Fund (the "Fund"). The Fund is a separate investment portfolio or series of the Company. The Fund is currently authorized to issue three classes of shares: (i) Class A Shares sold with a maximum front-end sales charge of 3.00%; (ii) Class C Shares sold with a deferred sales charge of 1.00% if shares are redeemed within two years of purchase; and (iii) Institutional Shares imposing no front-end or back-end sales loads and not charging any 12b-1 fees, but only available to certain institutional investors. Each class of shares are substantially the same as they represent interest in the same portfolio of securities and differ only to the extent that they bear different expenses. See "Capital Stock and Dividends" in this SAI. The Fund is a "non-diversified" series, as that term is defined in the 1940 Act.

               ADDITIONAL INFORMATION ABOUT THE FUND'S INVESTMENTS

The following information supplements the discussion of the Fund's investment objective and policies. The Fund's investment objective and fundamental investment policies may not be changed without approval by vote of a majority of the outstanding voting shares of the Fund. As used in this SAI, "majority of outstanding voting shares" means the lesser of (1) 67% of the voting shares of the Fund represented at a meeting of shareholders at which the holders of 50% or more of the shares of the Fund are represented; or (2) more than 50% of the outstanding voting shares of the Fund. The investment programs, restrictions and the operating policies of the Fund that are not fundamental policies can be changed by the Board of Directors of the Company without shareholder approval; except that, the Company will give the shareholders of the Fund at least sixty
(60) days' prior notice of any change with respect to its policy of investing, under normal market conditions, at least 80% of its net assets in debt securities.

                              INVESTMENT OBJECTIVE

The investment objective of the Fund is to maximize total return from capital growth and income. All investments entail some market and other risks and there is no assurance that the Fund will achieve its investment objective. You should not rely on an investment in the Fund as a complete investment program.

                              STRATEGIES AND RISKS

The following discussion of investment techniques and instruments supplements, and should be read in conjunction with, the investment information in the Fund's prospectus. In seeking to meet its investment objective, the Fund may invest in any type of security whose characteristics are consistent with its investment programs described below.

                               INVESTMENT PROGRAMS

U.S. Government Securities -- The Fund may invest in U.S. Government Securities that are obligations of, or guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as U.S. Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association ("GNMA"), are supported by the full faith and credit of the United States; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury; others, such as those of the Federal National Mortgage Association ("FNMA"), are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; and still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality.

The term "U.S. Government Securities" refers to a variety of securities that are issued or guaranteed by the United States Treasury, by various agencies of the U.S. Government, and by various instrumentalities that have been established or sponsored by the U.S. Government. U.S. Treasury securities are backed by the full faith and credit of the United States. Securities issued or guaranteed by U.S. Government agencies or U.S. Government sponsored instrumentalities may or may not be backed by the full faith and credit of the United States. In the case of securities not backed by the full faith and credit of the United States, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim directly against the United States in the event the agency or instrumentality does not meet its commitment. An instrumentality of the U.S. Government is a government agency organized under Federal charter with government supervision.

U.S. Government securities include (1) securities that have no interest coupons (see "Treasury STRIPS" below) or have been stripped of their unmatured interest coupons, (2) individual interest coupons from such securities that trade separately, and (3) evidences of receipt of such securities. Such securities that pay no cash income are purchased at a deep discount from their value at maturity. Because interest on zero coupon and stripped securities is not distributed on a current basis but is, in effect, compounded, such securities tend to be subject to greater market risk than interest-payment securities.

Treasury STRIPS -- STRIPS are obligations of the Treasury and are backed by the full faith and credit of the United States. The STRIPS program (Separate Trading of Registered Interest and Principal of Securities) lets investors hold and trade the individual interest and principal components of eligible Treasury notes and bonds as separate securities. When a Treasury fixed-principal or inflation-indexed note or bond is stripped, each interest payment and the principal payment becomes a separate zero-coupon security. Each component has its own identifying number and can be held or traded separately. For example, a Treasury note with 10 years remaining to maturity consists of a single principal payment at maturity and 20 interest payments, one every six months for 10 years. When this note is converted to STRIPS form, each of the 20 interest payments and the principal payment becomes a separate security. STRIPS are also called zero-coupon securities because the only time an investor receives a payment during the life of a STRIP is when it matures.

Market prices of STRIPS fluctuate more than the prices of fully constituted securities of the same maturity. The market price of a STRIP reflects the fact that there is only one payment on a specific date in the future. The market price of a fully constituted Treasury note or bond reflects the fact that there is a series of semi-annual interest payments and a final payment at maturity. The longer the maturity of STRIPS, the greater is the potential market price fluctuation.

STRIPS sell at a discount because there are no periodic interest payments. An investor's income on a STRIP that is held to maturity is the difference between the purchase price and the amount received at maturity. Long-term STRIPS have lower market prices than short-term STRIPS, because long-term STRIPS accrue interest over a longer period of time.

The total income from a STRIPS security is fixed at the time of purchase when the security is held to maturity. When STRIPS are sold before maturity, the investor could realize a gain or loss because the market price could be more or less than the purchase price plus the amount of interest (and the inflation adjustment to principal in the case of inflation-indexed notes and bonds) that has accrued between the time the security was purchased and the sale date.

For Federal income tax purposes, the interest earned on STRIPS must be reported as income in the years in which it is earned. Inflation adjustments to principal on inflation-indexed securities must also be reported in the year earned. Income must be reported even though it is not received until maturity or the when the STRIPS are sold. The income tax treatment of STRIPS also takes into account market discount and capital gains or losses, if any.

Repurchase Agreements -- As a means of earning income for periods as short as overnight, the Fund may enter into repurchase agreements that are collateralized by U.S. Government Securities. The Fund may enter into repurchase commitments for investment purposes for periods of thirty (30) days or more. Such commitments involve investment risks similar to those of debt securities in which the Fund invests. Under a repurchase agreement, a Fund acquires a security, subject to the seller's agreement to repurchase that security at a specified time and price. A purchase of securities under repurchase agreements is considered to be a loan by a Fund. The Adviser monitors the value of the collateral to ensure that its value always equals or exceeds the repurchase price and also monitors the financial condition of the seller of the repurchase agreement. If the seller becomes insolvent, a Fund's right to dispose of the securities held as collateral may be impaired and the Fund may incur extra costs. Repurchase agreements for periods in excess of seven days may be deemed to be illiquid.

Miscellaneous -- The Board of Directors may, in the future, authorize the Fund to invest in securities other than those listed in this SAI and in the prospectus, provided such investments would be consistent with the Fund's investment objective and that such investment would not violate the Fund's fundamental investment policies or restrictions.

                             INVESTMENT RESTRICTIONS

Fundamental  Investment  Policies  and  Restrictions

The Fund has adopted the following fundamental investment restrictions which cannot be changed without approval by vote of a "majority of the outstanding voting securities" of the Fund. As a matter of fundamental policy, the Fund may not:

1)invest in companies for the purpose of exercising management or control;

2)invest in securities of other investment companies except by purchase in the open market involving only customary broker's commissions, or as part of a merger, consolidation, or acquisition of assets;

3)purchase or sell commodities or commodity contracts;

4)invest in interests in oil, gas, or other mineral exploration or development programs;

5)issue senior securities, (except the Fund may engage in transactions such as those permitted by the SEC release IC-10666);

6)act as an underwriter of securities of other issuers, except that the Fund may invest up to 10% of the value of its total assets (at the time of investment) in portfolio securities which the Fund might not be free to sell to the public without registration of such securities under the Securities Act of 1933, as amended (the "1933 Act"), or any foreign law restricting distribution of securities in a country of a foreign issuer;

7)participate on a joint or a joint and several basis in any securities trading account;

8)purchase or sell real estate, provided that liquid securities of companies which deal in real estate or interests therein would not be deemed to be an investment in real estate;

9)purchase the securities of any issuer (other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities) if, as a result, more than 10% of the outstanding voting securities of any issuer would be held by the Fund;

10)make loans, except that the Fund may lend securities, and enter into repurchase agreements secured by U.S. Government Securities; and

In applying the fundamental policy concerning concentration:

The percentage restriction on investment or utilization of assets is adhered to at the time an investment is made. A later change in percentage resulting from changes in the value or the total cost of the Fund's assets will not be considered a violation of the restriction; and

Investments in certain categories of companies will not be considered to be investments in a particular industry. Examples of these categories include:

(i) financial service companies will be classified according to the end users of their services, for example, automobile finance, bank finance and diversified finance will each be considered a separate industry;

(ii) technology companies will be divided according to their products and services, for example, hardware, software, information services and outsourcing, or telecommunications will each be a separate industry; and

(iii) utility companies will be divided according to their services, for example, gas, gas transmission, electric and telephone will each be considered a separate industry.

Non-Fundamental Policies and Restrictions

In addition to the fundamental policies and investment restrictions described above, and the various general investment policies described in the prospectus and elsewhere in the SAI, the Fund will be subject to the following investment restrictions, which are considered non-fundamental and may be changed by the directors without shareholder approval. As a matter of non-fundamental policy, the Fund may not:

1)  Invest  more  than  15%  of  its  net  assets  in  illiquid securities; or

2)  Engage in arbitrage transactions.

                            MANAGEMENT OF THE COMPANY

Directors and Officers

The Company is governed by a Board of Directors, which is responsible for protecting the interest of shareholders. The directors are experienced business persons who meet throughout the year to oversee the Company's activities, review contractual arrangements with companies that provide services to the Fund, and review performance. The names, addresses and ages of the directors and officers of the Company, together with information as to their principal occupations during the past five years, are listed below. A director who is considered an "interested person", as defined in Section 2(a)(19) of the 1940 Act, as well as those persons affiliated with any investment manager or adviser to a fund of the Company, and the principal underwriter, and officers of the Company, are noted with an asterisk (*).

------------------------------------------------------------------------
Name, Address and    Position(s)Number   Principal           Other
Age                  Held with  of       Occupation(s)       Directorships
                     Company    Funds    During the Past 5   by
                     and Tenure in       Years               Directors
                                Company                      and
                                Overseen                     Number of
                                                             Funds in
                                                             the
                                                             Complex
                                                             Overseen
------------------------------------------------------------------------
------------------------------------------------------------------------
Interested Directors:
------------------------------------------------------------------------
------------------------------------------------------------------------
*  John Pasco,       Chairman,  7       Mr. Pasco is        Vontobel
III(1)               Director           Treasurer and a     Funds,
1500 Forest Avenue   and                Director of         Inc. -- 3
Suite 223            Treasurer          Commonwealth        Funds;
Richmond, VA 23229   since              Shareholder         The World
(55)                 May, 1997          Services, Inc.      Insurance
                                        ("CSS"), the        Trust --
                                        Company's           1 Fund
                                        Administrator,
                                        since 1985; President
                                        and Director of
                                        First Dominion Capital
                                        Corp. ("FDCC"),
                                        the Company's
                                        underwriter; Director
                                        and shareholder
                                        of Fund Services, Inc.,
                                        the Company's
                                        Transfer and Disbursing
                                        Agent since
                                        1987; President and
                                        Treasurer of
                                        Commonwealth Capital
                                        Management, Inc.
                                        since 1983 which also
                                        owns an interest
                                        an interest in the
                                        investment adviser
                                        to the Third Millennium
                                        Russia Fund,
                                        another fund of the
                                        Company; President
                                        of Commonwealth Capital
                                        Management,
                                        LLC, the investment
                                        adviser to the
                                        GenomicsFund series of
                                        the Company,
                                        since December, 2000;
                                        Shareholder of
                                        Commonwealth Fund
                                        Accounting, Inc.,
                                        which provides bookkeeping
                                        services to
                                        the Company; Chairman,
                                        Director and
                                        Treasurer of Vontobel
                                        Funds, Inc., a
                                        registered investment
                                        company, since
                                        March, 1997; Chairman,
                                        Trustee and
                                        Treasurer of The World
                                        Insurance Trust,
                                        a registered investment
                                        company, since
                                        May, 2002. Mr. Pasco
                                        is also a
                                        certified public accountant.
------------------------------------------------------------------------
Non-Interested Directors:
------------------------------------------------------------------------
------------------------------------------------------------------------
Samuel Boyd, Jr.     Director   7        Mr. Boyd is         Vontobel
10808 Hob Nail Court since               Manager of the      Funds,
Potomac, MC 20854    May, 1997           Customer Services   Inc. -- 3
(60)                                     Operations and      Funds;
                                         Accounting          The World
                                         Division of the     Insurance
                                         Potomac             Trust --
                                         Electric            1 Fund;
                                         Power Company       Satuit
                                         since August,       Capital
                                         1978;  Director of  Management
                                         Vontobel Funds,     Trust --
                                         Inc.,  a            1 Fund
                                         registered
                                         investment
                                         company, since
                                         March, 1997;  a
                                         Trustee of The
                                         World Insurance
                                         Trust,  a
                                         registered
                                         investment
                                         company, since
                                         May, 2002; and a
                                         Trustee of Satuit
                                         Capital Management
                                         Trust, a
                                         registered
                                         investment
                                         company, since
                                         October, 2002.
                                         Mr. Boyd is also a
                                         certified public
                                         accountant.
------------------------------------------------------------------------
------------------------------------------------------------------------
William E. Poist     Director   7        Mr. Poist is a      Vontobel
5272 River Road      since               financial and tax   Funds,
Bethesda, MD 20816   May, 1997           consultant through  Inc. -- 3
(64)                                     his firm            Funds;
                                         Management   Funds  The World
                                         Consulting for      Insurance
                                         Professionals       Trust --
                                         since  1968;        1 Fund
                                         Director of
                                         Vontobel Funds,
                                         Inc.,   a
                                         registered
                                         investment
                                         company,   since
                                         March, 1997;  and
                                         a Trustee of The
                                         World Insurance
                                         Trust, a
                                         registered
                                         investment
                                         company,   since
                                         May, 2002.  Mr.
                                         Poist is also a
                                         certified public
                                         accountant.
------------------------------------------------------------------------
------------------------------------------------------------------------
Paul M. Dickinson    Director   7        Mr. Dickinson is    Vontobel
8704 Berwickshire    since               President of        Funds,
Drive                May, 1997           Alfred J.           Inc. -- 3
Richmond, VA 23229                       Dickinson, Inc.     Funds;
(53)                                     Realtors since      The World
                                         April, 1971;        Insurance
                                         Director of         Trust --
                                         Vontobel Funds,     1 Fund
                                         Inc., a registered
                                         investment
                                         company, since
                                         March, 1997; and a
                                         Trustee of The
                                         World Insurance
                                         Trust, a
                                         registered
                                         investment
                                         company,  since
                                         May, 2002.
------------------------------------------------------------------------
------------------------------------------------------------------------
Officers:
------------------------------------------------------------------------
------------------------------------------------------------------------
F. Byron Parker, Jr. Secretary N/A      Mr. Parker is         N/A
1500 Forest Avenue   since              Secretary of CSS
Suite 222            May, 1997          and FDCC since
Richmond, VA 23229                      1986; Secretary of
(57)                                    Vontobel Funds,
                                        Inc., a registered
                                        investment company,
                                        since March, 1997;
                                        Secretary of The
                                        World Insurance Trust,
                                        a registered
                                        investment company,
                                        since May, 2002;
                                        and partner in the law
                                        firm Parker and McMakin.
------------------------------------------------------------------------
*  Jane H. Williams  Vice       N/A      Ms. Williams is     N/A
245 Lytton Avenue    President           President of Sand
Suite 250            of the              Hill Advisors,
Palo Alto, CA        Company             Inc., a registered
94301-1465           and                 investment
(52)                 President           adviser, since
                     of the              August, 2000 and
                     Sand Hill           was the Executive
                     Portfolio           Vice President of
                     Manager             Sand Hill
                     Fund                Advisors, since
                     series              1982.
                     since
                     May, 1997.
------------------------------------------------------------------------
------------------------------------------------------------------------
*  Leland H. Faust   President  N/A      Mr. Faust is        N/A
One Montgomery       of the              President of CSI
Street               CSI                 Capital
Suite 2525           Equity              Management, Inc.,
San Francisco, CA    Fund                a registered
94104                series              investment
(54)                 and the             adviser, since
                     CSI Fixed           1978.  Mr. Faust
                     Income              is also a partner
                     Fund                in the law firm
                     series              Taylor & Faust
                     since               since September,
                     October,            1975.
                     1997.
------------------------------------------------------------------------
------------------------------------------------------------------------
*  Stephen Goddard   Vice       N/A      Mr. Goddard has     N/A
Riverfront Plaza     President           been the President
West Tower           of the              and principal
901 East Byrd Street Company             shareholder of The
Suite 1350A          and                 London Company, a
Richmond, VA 23219   President           registered
(42)                 of the              investment
                     New                 adviser, since its
                     Market              inception and has
                     Fund                been the portfolio
                     series              manager of the New
                     since               Market Fund series
                     March,              since its
                     2003                inception on
                                         October 1, 1998.
                                         Mr. Goddard is
                                         also a director
                                         and shareholder of
                                         Virginia
                                         Management
                                         Investment
                                         Corporation, a
                                         registered
                                         investment
                                         adviser. Mr.
                                         Goddard has
                                         fifteen years
                                         experience in
                                         senior portfolio
                                         management,
                                         security analysis
                                         and finance.
------------------------------------------------------------------------
------------------------------------------------------------------------
*  John T. Connor,   Vice       N/A      Mr. Connor is       N/A
Jr.                  President           President of Third
1185 Avenue of the   of the              Millennium
Americas             Company             Investment
32nd Floor           and                 Advisors, LLC, a
New York, NY 10036   President           registered
(60)                 of the              investment
                     Third               adviser, since
                     Millennium          April, 1998; and
                     Russia              Chairman of ROSGAL
                     Fund                Insurance since
                     series              1993.
                     since
                     October,
                     1998.
------------------------------------------------------------------------
------------------------------------------------------------------------
*  Robert J.         Vice       N/A     Chairman of the     N/A
Sullivan             President          Board, President
5 Driftwood Lane     of the             and Treasurer of
Scituate, MA 02066   Company            Satuit Capital
                     and                Management Trust,
                     President          an open-end
                     of the             investment
                     GenomicsFund       management
                     series             company, since
                     since              December, 2000;
                     January,           Managing Director
                     2003               and Investment
                                        Officer of Satuit
                                        Capital Management,
                                        LLC, a registered
                                        investment adviser,
                                        from June, 2000 to
                                        Present; Portfolio
                                        Manager and Senior
                                        Equity Analyst at
                                        Cadence Capital
                                        Management from 1997 to
                                        2000, an institutional
                                        asset management firm.
------------------------------------------------------------------------
------------------------------------------------------------------------
*  Derwood S.        Vice       N/A      Mr. Chase is        N/A
Chase, Jr.           President           President of Chase
300 Preston Avenue   of the              Investment Counsel
Suite 403            Company             Corporation, a
Charlottesville, VA  and                 registered
22902                President           investment
(70)                 of the              adviser, and its
                     Chase               predecessor, since
                     Mid-Cap             1957.
                     Growth
                     Fund
                     since
                     September,
                     2002.
------------------------------------------------------------------------
------------------------------------------------------------------------
*  E. Ronald Lara    Vice       N/A      Mr. Lara is the     N/A
8000 Towers          President           Executive Vice
Crescent Drive       of the              President of the
Suite 660            Company             Lara Group, Ltd.,
Vienna, VA           and                 a registered
22182-2700           President           investment
(59)                 of the              adviser, since
                     Lara U.S.           January, 1991.
                     Treasury Fund
                     series since
                     March, 2003.
------------------------------------------------------------------------

(1) Mr. Pasco is considered to be an "interested person" of the Company, as that term is defined in the 1940 Act. Mr. Pasco is an interested person because:
(1) he is an officer of the Company; (2) he is an affiliate of two other investment advisers to funds offered by the Company; (3) he owns FDCC, the principal underwriter of the Company; and (4) he owns or controls several of the Company's various service providers.

Each director holds office for an indefinite term and until the earlier of: the Company's next meeting of shareholders and the election and qualification of his successor; or until the date a director dies, resigns or is removed in accordance with the Company's Articles of Incorporation and By-laws. Each Officer holds office at the pleasure of the Board of Directors and serves for a period of one year, or until his successor is duly elected and qualified.

The Company has a standing Audit Committee of the Board composed of Messrs. Boyd, Poist and Dickinson. The functions of the Audit Committee are to meet with the Company's independent auditors to review the scope and findings of the annual audit, discuss the Company's accounting policies, discuss any recommendations of the independent auditors with respect to the Company's management practices, review the impact of changes in accounting standards on the Company's financial statements, recommend to the Board of Directors the selection of independent auditors, and perform such other duties as may be assigned to the Audit Committee by the Board of Directors. During its most recent fiscal period ended August 31, 2002, the Audit Committee met three times.

The Company has a standing Nominating Committee of the Board composed of Messrs. Boyd, Poist and Dickinson. The Nominating Committee is responsible for the selection and nomination of candidates to serve as directors of the Company. Although the Nominating Committee expects to be able to find an adequate number of qualified candidates to serve as directors, the Nominating Committee is willing to consider nominations received from shareholders. Shareholders wishing to submit a nomination should do so by notifying the Secretary of the Company, in writing, at the address listed on the cover of this SAI. During the Company's most recent fiscal period ended August 31, 2002, the Nominating Committee did not meet.

As of December 31, 2002 the directors beneficially owned the following dollar range of equity securities in the Fund:

----------------------------------------------------------
Name of Director  Dollar Range    Aggregate Dollar Range
                  of Equity       of Equity Securities
                  Securities in   in All Funds of the
                  the Fund        Company Overseen by
                                  the Director
----------------------------------------------------------
----------------------------------------------------------
John Pasco, III        None            Over $100,000
----------------------------------------------------------
----------------------------------------------------------
Samuel Boyd, Jr.       None           $10,001-$50,000
----------------------------------------------------------
----------------------------------------------------------
Paul M. Dickinson      None           $10,001-$50,000
----------------------------------------------------------
----------------------------------------------------------
William E. Poist       None           $10,001-$50,000
----------------------------------------------------------

The Company does not compensate the directors and officers who are officers or employees of any investment adviser to a fund of the Company. The directors who are not "interested persons" of the Company, as that term is defined in the 1940 Act, receive an annual retainer of $1,000 and a fee of $200 for each meeting of the directors which they attend in person or by telephone. Mr. Parker, Secretary of the Company, received legal fees from the Company for certain legal services provided to the Company. Directors and officers are reimbursed for travel and other out-of-pocket expenses. The Company does not offer any retirement benefits for directors. For the fiscal period ended August 31, 2002, the directors received the following compensation from the Company:

--------------------------------------------------------------------
Name and Position Held  Aggregate             Pension   Total
                        Compensation From     or        Compensation
                        the Fund for Fiscal   Retirementfrom the
                        Year Ended August     Benefits  Company(2)
                        31, 2002 (1)          Accrued
                                              as Part
                                              of Fund
                                              Expenses
--------------------------------------------------------------------
--------------------------------------------------------------------
John Pasco, III,                $-0-             N/A       $-0-
Chairman
--------------------------------------------------------------------
--------------------------------------------------------------------
Samuel Boyd, Jr.,               $-0-             N/A      $15,750
Director
--------------------------------------------------------------------
--------------------------------------------------------------------
Paul M. Dickinson,              $-0-             N/A      $15,750
Director
--------------------------------------------------------------------
--------------------------------------------------------------------
William E. Poist,               $-0-             N/A      $15,750
Director
--------------------------------------------------------------------

(1) This amount represents the aggregate amount of compensation paid to the directors by the Fund for service on the Board of Directors for the Fund's fiscal period ended August 31, 2002.

(2)This amount represents the aggregate amount of compensation paid to the directors by all funds of the Company for the fiscal year ended August 31, 2002. The Company consisted of a total of seven funds as of August 31, 2002.

Sales Loads -- No front-end or deferred sales charges are applied to purchase of Class A Shares or Class C Shares by current or former directors, officers, employees or agents of the Company, the Adviser, FDCC, and by the members of their immediate families. These sales waivers are in place because of the nature of the investor and in recognition of the reduced sales effort required to attract such investments.

               POLICIES CONCERNING PERSONAL INVESTMENT ACTIVITIES

The Fund, the Adviser and the principal underwriter have each adopted a Code of Ethics, pursuant to Rule 17j-1 under the 1940 Act that permit investment personnel, subject to their particular code of ethics, to invest in securities, including securities that may be purchased or held by the Fund, for their own accounts.

The Codes of Ethics are on file with, and can be reviewed and copied at the SEC Public Reference Room in Washington, D.C. In addition, the Codes of Ethics are also available on the EDGAR Database on the SEC's Internet website at http://www.sec.gov.

                          PRINCIPAL SECURITIES HOLDERS

As of March 31, 2003, the directors and officers of the Company, as a group, do not own 1% or more of the Fund.

                    INVESTMENT ADVISER AND ADVISORY AGREEMENT

The Lara Group, 8000 Towers Crescent Drive, Suite 660, Vienna, Virginia 22181-2700, manages the investments of the Fund pursuant to an investment advisory agreement (the "Advisory Agreement"). After the initial term of two years, the Advisory Agreement may be renewed annually provided such renewal is approved annually by: 1) the Company's directors; or 2) by a majority vote of the outstanding voting securities of the Fund and, in either case, by a majority of the directors who are not "interested persons" of the Company. The Advisory Agreement will automatically terminate in the event of its "assignment," as that term is defined in the 1940 Act, and may be terminated without penalty at any time upon 60 days' written notice to the other party by: (i) the majority vote of all the directors or by vote of a majority of the outstanding voting securities of the Fund; or (ii) the Adviser. The Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended.

Under the Advisory Agreement, the Adviser, subject to the supervision of the directors, provides a continuous investment program for the Fund, including investment research and management with respect to securities, investments and cash equivalents, in accordance with the Fund's investment objective, policies, and restrictions as set forth in the prospectus and this SAI. The Adviser is responsible for effecting all security transactions on behalf of the Fund, including the allocation of principal business and portfolio brokerage and the negotiation of commissions. The Adviser also bears the cost of fees, salaries and other remuneration of The Company's directors, officers or employees who are officers, directors, or employees of the Adviser. The Fund is responsible for all other costs and expenses, such as, but not limited to, brokerage fees and commissions in connection with the purchase and sale of securities, legal, auditing, bookkeeping and record keeping services, custodian and transfer agency fees and fees and other costs of registration of the Fund's shares for sale under various state and federal securities laws. The Adviser also maintains books and records with respect to the securities transactions of the Fund and furnishes to the directors such periodic or other reports as the directors may request.

The Fund is obligated to pay the Adviser a monthly fee equal to an annual rate of 0.50% of the Fund's average daily net assets.

In the interest of limiting expenses of the Fund, the Adviser has entered into an expense limitation agreement with the Company on behalf of the Fund. The Adviser has agreed to waive or limit its fees and to assume other expense so that the ratio of total operating expenses of Class A Shares of the Fund is limited to 1.00%, 1.75% for Class C Shares and 0.75% for Institutional Shares of the Fund. The limit does not apply to interest, taxes, brokerage commissions, and other expenditures capitalized in accordance with generally accepted accounting principles or other extraordinary expenses not incurred in the ordinary course of business.

The Adviser will be entitled to reimbursement of fees waived or reimbursed by the Adviser to the Fund. The total amount of reimbursement recoverable by the Adviser (the "Reimbursement Amount") is the sum of all fees previously waived or reimbursed by the Adviser to the Fund during any of the previous three (3) years less any reimbursement previously paid by the Fund to the Adviser with respect to any waivers, reductions, and payments made with respect to the Fund. The Reimbursement Amount may not include any additional charges or fees, such as interest accruable on the Reimbursement Amount. Such reimbursement must be authorized by the Board of Directors.

                           MANAGEMENT-RELATED SERVICES

Administration -- Pursuant to an Administrative Services Agreement with the Company (the "Administrative Agreement"), Commonwealth Shareholder Services, Inc. ("CSS"), 1500 Forest Avenue, Suite 223, Richmond, Virginia 23229, serves as administrator of the Fund and supervises all aspects of the operation of the Fund except those performed by the Adviser. John Pasco, III, Chairman of the Board of the Company, is the sole owner of CSS. CSS provides certain administrative services and facilities for the Fund, including preparing and maintaining certain books, records, and monitoring compliance with state and federal regulatory requirements.

As administrator, CSS receives an asset-based administrative fee, computed daily and paid monthly, at the annual rate of 0.20% on the average daily net assets of the Fund, subject to a minimum amount of $15,000 per year for a period of two years from the date of the Administrative Agreement. Thereafter, the minimum administrative fee is $30,000 per year. CSS receives an hourly rate, plus certain out-of-pocket expenses, for shareholder servicing and state securities law matters.

Custodian -- Pursuant to the Custodian Agreement with the Company, Brown Brothers Harriman & Co. ("BBH"), 40 Water Street, Boston , Massachusetts 02109, acts as the custodian of the Fund's securities and cash and as the Fund's accounting services agent. With the consent of the Company, BBH has designated The Depository Trust Company of New York as its agent to secure a portion of the assets of the Fund. Such appointments are subject to appropriate review by the Company's directors.

Accounting Services -- Pursuant to an Accounting Services Agreement (the "Accounting Agreement"), Commonwealth Fund Accounting, Inc. ("CFA"), 1500 Forest Avenue, Suite 100, Richmond, Virginia 23229, is responsible for accounting relating to the Fund and its investment transactions; maintaining certain books and records of the Fund; determining daily the net asset value per share of the Fund; and preparing security position, transaction and cash position reports.

CFA also monitors periodic distributions of gains or losses on portfolio sales and maintains a daily listing of portfolio holdings. CFA is responsible for providing expenses accrued and payment reporting services, tax-related financial information to the Company, and for monitoring compliance with the regulatory requirements relating to maintaining accounting records. John Pasco, III, Chairman of the Board of the Company, is a shareholder of CFA, and is its President and Chief Financial Officer. For its services as accounting agent, CFA receives an asset-based fee, computed daily and paid monthly of the average daily net assets of the Fund, against a minimum fee plus out-of-pocket expenses.

Transfer Agent -- Pursuant to a Transfer Agent Agreement with the Company, Fund Services, Inc. ("FSI" or the "Transfer Agent") acts as the Company's transfer and dividend disbursing agent. FSI is located at 1500 Forest Avenue, Suite 111, Richmond, Virginia 23229. John Pasco, III, Chairman of the Board of the Company and an officer and shareholder of CSS (the Administrator of the Fund), owns one-third of the stock of FSI; therefore, FSI may be deemed to be an affiliate of the Company and CSS.

FSI provides certain shareholder and other services to the Company, including furnishing account and transaction information and maintaining shareholder account records. FSI is responsible for processing orders and payments for share purchases. FSI mails proxy materials (and receives and tabulates proxies), shareholder reports, confirmation forms for purchases and redemptions and prospectuses to shareholders. FSI disburses income dividends and capital distributions and prepares and files appropriate tax-related information concerning dividends and distributions to shareholders.

For its services as transfer agent, FSI receives per account fees and transaction charges plus out-of-pocket expenses against a minimum fee.

Distributor -- First Dominion Capital Corp. ("FDCC" or the "Distributor"), located at 1500 Forest Avenue, Suite 223, Richmond, Virginia 23229, serves as the principal underwriter and national distributor for the shares of the Fund pursuant to a Distribution Agreement (the "Distribution Agreement"). John Pasco, III, Chairman of the Board of the Company, owns 100% of FDCC, and is its President, Treasurer and a director. FDCC is registered as a broker-dealer and is a member of the National Association of Securities Dealers, Inc. The offering of the Fund's shares is continuous. The Distributor is entitled to the front-end sales charge on the sale of Class A Shares as described in the prospectus and this SAI. The Distributor is also entitled to the payment of deferred sales charges upon the redemption of Class A and Class C Shares as described in the prospectus and this SAI. In addition, the Distributor may receive Distribution 12b-1 and Service Fees from the Fund, as described in the prospectus and this SAI. During the fiscal year ended August 31, 2002, no fees were paid pursuant to any Distribution 12b-1 and Service Plan nor were any sales charges paid in connection with the sale of Class A or Class C shares of the Fund.

Independent Accountants -- The Company's independent accountants, Tait, Weller and Baker, audit the Company's annual financial statements, assists in the preparation of certain reports to the SEC, and prepares the Company's tax returns. Tait, Weller & Baker is located at 1818 Market Street, Suite 2400, Philadelphia, Pennsylvania 19103.

                             PORTFOLIO TRANSACTIONS

It is the policy of the Adviser, in placing orders for the purchase and sale of the Fund's securities, to seek to obtain the best price and execution for securities transactions, taking into account such factors as price, commission, where applicable, (which is negotiable in the case of U.S. national securities exchange transactions but which is generally fixed in the case of foreign exchange transactions), size of order, difficulty of execution and the skill required of the executing broker/dealer. After a purchase or sale decision is made by the Adviser, the Adviser arranges for execution of the transaction in a manner deemed to provide the best price and execution for the Fund.

Exchange-listed securities are generally traded on their principal exchange, unless another market offers a better result. Securities traded only in the over-the-counter market may be executed on a principal basis with primary market makers in such securities, except for fixed price offerings and except where the Fund may obtain better prices or executions on a commission basis or by dealing with other than a primary market maker.

The Adviser, when placing transactions, may allocate a portion of the Fund's brokerage to persons or firms providing the Adviser with investment recommendations, statistical research or similar services useful to the Adviser's investment decision-making process. The term "investment recommendations or statistical research or similar services" means: (1) advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; and (2) furnishing analysis and reports concerning issuers, industries, securities, economic factors and trends and portfolio strategy.

Such services are one of the many ways the Adviser can keep abreast of the information generally circulated among institutional investors by broker-dealers. While this information is useful in varying degrees, its value is indeterminable. Such services received on the basis of transactions for the Fund may be used by the Adviser for the benefit of other clients, and the Fund may benefit from such transactions effected for the benefit of other clients.

While there is no formula, agreement or undertaking to do so, and when it can be done consistent with the policy of obtaining best price and execution, the Fund may consider sales of its shares as a factor in the selection of brokers to execute portfolio transactions. The Adviser may be authorized, when placing portfolio transactions for the Fund, to pay a brokerage commission in excess of that which another broker might have charged for executing the same transaction solely because of the receipt of research, market or statistical information.

The directors of the Company have adopted policies and procedures governing the allocation of brokerage to affiliated brokers. The Adviser has been instructed not to place transactions with an affiliated broker-dealer, unless that broker-dealer can demonstrate to the Company that the Fund will receive (1) a price and execution no less favorable than that available from unaffiliated persons; and (2) a price and execution equivalent to that which that broker-dealer would offer to unaffiliated persons in a similar transaction. The directors review all transactions which have been placed pursuant to those policies and procedures at its meetings.

The Fund did not commence operations until April 1, 2003; therefore the Fund paid no brokerage commissions for fiscal year end August 31, 2002.

                               PORTFOLIO TURNOVER

Average annual portfolio turnover rate is the ratio of the lesser of sales or purchases to the monthly average value of the portfolio securities owned during the year, excluding from both the numerator and the denominator all securities with maturities at the time of acquisition of one year or less. A higher portfolio turnover rate involves greater transaction expenses to a fund and may result in the realization of net capital gains, which would be taxable to shareholders when distributed. The Adviser makes purchases and sales for the Fund's portfolio whenever necessary, in the Adviser's opinion, to meet the Fund's objective. The Adviser anticipates that the average annual portfolio turnover rate of the Fund will be less than 100%.

                           CAPITAL STOCK AND DIVIDENDS

The Company is authorized to issue 750,000,000 shares of common stock, with a par value of $0.01 per share. The Company has presently allocated 50,000,000 shares to the Fund, and has further reclassified those shares as follows:
Twenty-five Million (25,000,000) shares for Class A Shares of the Fund; Fifteen Million (15,000,000) shares for Class C Shares of the Fund; and Ten Million (10,000,000) shares for Institutional Shares of the Fund.

Shares have no preemptive rights and only such conversion or exchange rights as the Board of Directors may grant in their discretion. When issued for payment as described in the prospectus, shares will be fully paid and non-assessable. Shares of the Fund do not have cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of directors can elect all of the directors if they choose to do so. In such event, the holders of the remaining shares will not be able to elect any person to the Board of Directors. Shares will be maintained in open accounts on the books of the Transfer Agent. Each class of shares in the Fund (i.e., Class A, Class C and Institutional shares) bear pro-rata the same expenses and are entitled equally to the Fund's dividends and distributions except as follows. Each class will bear the expenses of any distribution and/or service plans applicable to such class. For example, as described below, holders of Class C Shares will bear the expenses of the Distribution 12b-1 and Service Plan applicable to it. In addition, each class may incur differing transfer agency fees and may have different sales charges. Standardized performance quotations are computed separately for each class of shares. The differences in expenses paid by the respective classes will affect their performances.

If they deem it advisable and in the best interests of shareholders, the directors may create additional series of shares, each of which represents interests in a separate portfolio of investments and is subject to separate liabilities, and may create multiple classes of shares of such series, which may differ from each other as to expenses and dividends. If the directors create additional series or classes of shares, shares of each series or class are entitled to vote as a series or class only to the extent required by the 1940 Act or as permitted by the directors. Upon the Company's liquidation, all shareholders of a series would share pro-rata in the net assets of such series available for distribution to shareholders of the series, but, as shareholders of such series, would not be entitled to share in the distribution of assets belonging to any other series.

A shareholder will automatically receive all income dividends and capital gain distributions in additional full and fractional shares of the Fund at its net asset value as of the date of payment unless the shareholder elects to receive such dividends or distributions in cash. The reinvestment date normally precedes the payment date by about seven days although the exact timing is subject to change. Shareholders will receive a confirmation of each new transaction in their account. The Company will confirm all account activity transactions made as a result of the Automatic Investment Plan or Systematic Redemption Plan.

Shareholders may rely on these statements in lieu of stock certificates.

Rule 18f-3 Plan -- The directors have adopted a Rule 18f-3 Multiple Class Plan on behalf of the Company for the benefit of each of its series. The key features of the Rule 18f-3 Plan are as follows: (i) shares of each class of the Fund represent an equal pro rata interest in the Fund and generally have identical voting, dividend, liquidation, and other rights, preferences, powers, restrictions, limitations qualifications, terms and conditions, except that each class bears certain specific expenses and has separate voting rights on certain matters that relate solely to that class or in which the interests of shareholders of one class differ from the interests of shareholders of another class; and (ii) subject to certain limitations described in the prospectus, shares of a particular class of the Fund may be exchanged for shares of the same class of another fund. At present, the Fund offers (i) Class A Shares charging a front-end sales charge; (ii) Class C Shares charging a deferred sales charge to shareholders who sell their shares within two years of their purchase and a distribution (i.e., 12b-1) and service fee; and (iii) Institutional Shares charging no front-end or deferred sales charge, charging no distribution (i.e., 12b-1) fees and only available to certain institutional investors.

                                  DISTRIBUTION

The Distributor may from time to time offer incentive compensation to dealers (which sell shares of the Fund that are subject to sales charges) allowing such dealers to retain an additional portion of the sales load. A dealer who receives all of the sales load may be considered an underwriter of the Fund's shares.

In connection with promotion of the sales of the Fund, the Distributor may, from time to time, offer (to all broker dealers who have a sales agreement with the Distributor) the opportunity to participate in sales incentive programs (which may include non-cash concessions). The Distributor may also, from time to time, pay expenses and fees required in order to participate in dealer sponsored seminars and conferences, reimburse dealers for expenses incurred in connection with pre-approved seminars, conferences and advertising, and may, from time to time, pay or allow additional promotional incentives to dealers as part of pre-approved sales contests.

Computation of Offering Price -- A hypothetical illustration of the computation of the offering price per Class A Share of the Fund, using the value of the Fund's net assets attributable to Class A Shares and the number of outstanding Class A Shares of the Fund at the close of business on April 1, 2003 and the maximum front-end sales charge of 3.00%, is as follows:

--------------------------------------------------------
                                    Class A Shares
--------------------------------------------------------
--------------------------------------------------------
Net Assets                              $ 9.71
--------------------------------------------------------
--------------------------------------------------------
Outstanding Shares                       0.970
--------------------------------------------------------
--------------------------------------------------------
Net Asset Value Per Share               $10.01
--------------------------------------------------------
--------------------------------------------------------
Sales Charge (3.00% of the
Offering Price)                         $ 0.31
--------------------------------------------------------
--------------------------------------------------------
Offering Price to Public                $10.32
--------------------------------------------------------

Plan of Distribution -- The Fund has a Distribution 12b-1 Plan (the ""12b-1 Plan") for its Class C Shares under which it may finance certain activities primarily intended to sell such class of shares, provided the categories of expenses are approved in advance by the Board of Directors of the Company and the expenses paid under the 12b-1 Plan were incurred within the preceding 12 months and accrued while such 12b-1 Plan is in effect.

The 12b-1 Plan provides that the Fund will pay a fee to the Distributor at an annual rate of 0.75% of the average daily net assets attributable to the Fund's outstanding Class C Shares.

Payments for distribution expenses under the 12b-1 Plan are subject to Rule 12b-1. Rule 12b-1 defines distribution expenses to include the cost of "any activity which is primarily intended to result in the sale of shares issued by the Company". Rule 12b-1 provides, among other things, that an investment company may bear such expenses only pursuant to a plan adopted in accordance with the Rule. In accordance with Rule 12b-1, the 12b-1 Plan provide that a report of the amounts expended under the 12b-1 Plan, and the purposes for which such expenditures were incurred, will be made to the Board of Directors for its review at least quarterly. The 12b-1 Plan provide that they may not be amended to increase materially the costs which Class C Shares of the Fund may bear for distribution pursuant to the 12b-1 Plan without shareholder approval, and that any other type of material amendment must be approved by a majority of the Board of Directors, and by a majority of the directors who are neither "interested persons" (as defined in the 1940 Act) of the Company nor have any direct or indirect financial interest in the operation of the 12b-1 Plan or in any related agreements (the "12b-1 Directors"), by vote cast in person at a meeting called for the purpose of considering such amendments.

The Company's Board of Directors have concluded that there is a reasonable likelihood that the 12b-1 Plan will benefit the Fund and holders of Class C Shares. The 12b-1 Plan is subject to annual re-approval by a majority of the 12b-1 Directors and are terminable at any time with respect to the Fund by a vote of a majority of the 12b-1 Directors or by vote of the holders of a majority of the Class C Shares of the Fund. Any agreement entered into pursuant to the 12b-1 Plan with a Service Organization is terminable with respect to the Fund without penalty, at any time, by vote of a majority of the 12b-1 Directors, by vote of the holders of a majority of the Class C Shares of the Fund, by the Distributor or by the Service Organization. An agreement will also terminate automatically in the event of its assignment.

As long as the 12b-1 Plan is in effect, the nomination of the directors who are not interested persons of the Company (as defined in the 1940 Act) must be committed to the discretion of the 12b-1 Directors.

Shareholder Servicing Plan -- The Fund has adopted a shareholder service plan on behalf of its Class A Shares and Class C Shares. Under a shareholder services plan, the Fund may pay an authorized firm up to 0.25% on an annualized basis of average daily net assets attributable to its customers who are shareholders. For this fee, the authorized firms may provide a variety of services, such as: 1) receiving and processing shareholder orders; 2) performing the accounting for the shareholder's account; 3) maintaining retirement plan accounts; 4) answering questions and handling correspondence for individual accounts; 5) acting as the sole shareholder of record for individual shareholders; 6) issuing shareholder reports and transaction confirmations; 7) executing daily investment "sweep" functions; and 8) furnishing investment advisory services.

Because the Fund's Class A Shares and Class C Shares have each adopted the shareholder services plan to compensate authorized firms for providing the types of services described above, the Fund believes the shareholder services plan is not covered by Rule 12b-1 under the 1940 Act, which relates to payment of distribution fees. The Fund, however, follows the procedural requirements of Rule 12b-1 in connection with the implementation and administration of each shareholder services plan.

An authorized firm generally represents in a service agreement used in connection with the shareholder services plan that all compensation payable to the authorized firm from its customers in connection with the investment of their assets in the Fund will be disclosed by the authorized firm to its customers. It also generally provides that all such compensation will be authorized by the authorized firm's customers.

The Fund does not monitor the actual services being performed by an authorized firm under the plan and related service agreement. The Fund also does not monitor the reasonableness of the total compensation that an authorized firm may receive, including any service fee that an authorized firm may receive from the Fund and any compensation the authorized firm may receive directly from its clients.

                ADDITIONAL INFORMATION ABOUT PURCHASES AND SALES

Purchasing Shares -- You may purchase shares of the Fund directly from FDCC. You may also buy shares through accounts with brokers or dealers and other institutions ("authorized institutions") that are authorized to place trades in Fund shares for their customers. If you invest through an authorized institution, you will have to follow its procedures. Your institution may charge a fee for its services, in addition to the fees charged by the Fund. You will also generally have to address your correspondence or questions regarding the Fund to your authorized institution. The offering price per share is equal to the NAV next determined after the Fund or authorized institution receives your purchase order, plus any applicable sales charge in connection with the purchase of Class A Shares.

The offering price per share is equal to the NAV for the Fund's Class C and Institutional class of shares. Institutional Shares of the Fund are available for purchase by institutional investors, such as corporations and financial institutions (e.g., banks, savings and loan associations and broker-dealers) and clients of the Adviser.

Your authorized institution is responsible for transmitting all subscription and redemption requests, investment information, documentation and money to the Fund on time. Certain authorized institutions have agreements with the Fund that allow them to enter confirmed purchase or redemption orders on behalf of clients and customers. Under this arrangement, the authorized institution must send your order to the Fund by the time they price their shares on the following day. If your authorized institution fails to do so, it may be responsible for any resulting fees or losses.

The Fund reserves the right to reject any purchase order and to suspend the offering of shares of the Fund. Under certain circumstances the Company or the Adviser may waive the minimum initial investment for purchases by officers, directors, and employees of the Company and its affiliated entities and for certain related advisory accounts and retirement accounts (such as IRAs). The Company may also change or waive policies concerning minimum investment amounts at any time.

Right Of Accumulation -- After making an initial purchase of Class A Shares in the Fund, you may reduce the sales charge applied to any subsequent purchases. Your Class A Shares in the Fund previously purchased will be taken into account on a combined basis at the current net asset value per share in order to establish the aggregate investment amount to be used in determining the applicable sales charge. Only previous purchases of Class A Shares that are still held in the Fund and that were sold subject to the sales charge will be included in the calculation. To take advantage of this privilege, you must give notice at the time you place your initial order and subsequent orders that you wish to combine purchases. When you send your payment and request to combine purchases, please specify your account number.

Statement of Intention -- A reduced sales charge on Class A Shares as set forth above applies immediately to all purchases where the investor has executed a Statement of Intention calling for the purchase within a 13-month period of an amount qualifying for the reduced sales charge. The investor must actually purchase the amount stated in such statement to avoid later paying the full sales charge on shares that are purchased.

Exchanging Shares -- Shareholders may exchange their shares for shares of any other fund of the Company, provided the shares of such fund the shareholder is exchanging into are registered for sale in the shareholder's state of residence. Each account must meet the minimum investment requirements. A written request must have been completed and be on file with the Transfer Agent. To make an exchange, an exchange order must comply with the requirements for a redemption or repurchase order and must specify the value or the number of shares to be exchanged. An exchange will take effect as of the next determination of the Fund's NAV per share (usually at the close of business on the same day). The Transfer Agent will charge the shareholder's account a $10 service fee each time there is a telephone exchange. The Company reserves the right to limit the number of exchanges or to otherwise prohibit or restrict shareholders from making exchanges at any time, without notice, should the Company determine that it would be in the best interest of its shareholders to do so. For tax purposes an exchange constitutes the sale of the shares of the fund from which you are exchanging and the purchase of shares of the fund into which you are exchanging. Consequently, the sale may involve either a capital gain or loss to the shareholder for federal income tax purposes. The exchange privilege is available only in states where it is legally permissible to do so.

If you request the exchange of the total value of your account from one fund to another, we will reinvest any declared by unpaid income dividends and capital gain distributions in the new fund at its net asset value. Backup withholding and information reporting may apply. Information regarding the possible tax consequences of an exchange appears in the tax section in this SAI.

If a substantial number of shareholder sell their shares of a fund under the exchange privilege, within a short period, the fund may have to sell portfolio securities that it would otherwise have held, thus incurring additional transactional costs. Increased use of the exchange privilege may also result in periodic large inflows of money. If this occurs, it is the Fund's general policy to initially invest in short-term, interest-bearing money market instruments.

However, if the Adviser believes that attractive investment opportunities (consistent with the Fund's investment objective and policies) exist immediately, then it will invest such money in portfolio securities in an orderly a manner as is possible.

The proceeds from the sale of shares of the Fund may not be available until the third business day following the sale. The fund you are seeking to exchange into may also delay issuing shares until that third business day. The sale of Fund shares to complete an exchange will be effected at net asset value of the Fund next computed after your request for exchange is received in proper form.

Eligible Benefit Plans -- An eligible benefit plan is an arrangement available to the employees of an employer (or two or more affiliated employers) having not less than 10 employees at the plan's inception, or such an employer on behalf of employees of a trust or plan for such employees, their spouses and their children under the age of 21 or a trust or plan for such employees, which provides for purchases through periodic payroll deductions or otherwise. There must be at least 5 initial participants with accounts investing or invested in shares of one or more of the Funds and/or certain other funds.

The initial purchase by the eligible benefit plan and prior purchases by or for the benefit of the initial participants of the plan must aggregate not less than $5,000 and subsequent purchases must be at least $50 per account and must aggregate at least $250. Purchases by the eligible benefit plan must be made pursuant to a single order paid for by a single check or federal funds wire and may not be made more often than monthly. A separate account will be established for each employee, spouse or child for which purchases are made. The requirements for initiating or continuing purchases pursuant to an eligible benefit plan may be modified and the offering to such plans may be terminated at any time without prior notice.

Selling Shares -- A two percent (2.00%) deferred sales charge is deducted from the proceeds of the Fund's Class A Shares, for which no initial front-end sales charge was paid, if shares are redeemed less than three hundred sixty (360) days after purchase (including shares to be exchanged). A one percent (1.00%) deferred sales charge is deducted from the proceeds of the Fund's Class C Shares redeemed less than two years after purchase (including shares to be exchanged).

You may sell your shares by giving instructions to the Transfer Agent by mail or by telephone. The Fund will use reasonable procedures to confirm that instructions communicated by telephone are genuine and, if the procedures are followed, will not be liable for any losses due to unauthorized or fraudulent telephone transactions.

The Board of Directors may suspend the right of redemption or postpone the date of payment during any period when (a) trading on the New York Stock Exchange is restricted as determined by the SEC or such exchange is closed for other than weekends and holidays, (b) the SEC has by order permitted such suspension, or
(c) an emergency, as defined by rules of the SEC, exists during which time the sale of Fund shares or valuation of securities held by the Fund are not reasonably practicable.

                          SPECIAL SHAREHOLDER SERVICES

As described briefly in the prospectus, the Fund offers the following shareholder services:

Regular Account -- The regular account allows for voluntary investments to be made at any time. Available to individuals, custodians, corporations, trusts, estates, corporate retirement plans and others, investors are free to make additions and withdrawals to or from their account as often as they wish. Simply use the account application provided with the prospectus to open your account.

Telephone Transactions -- You may redeem shares or transfer into another fund by telephone if you request this service on your initial account application. If you do not elect this service at that time, you may do so at a later date by sending a written request and signature guarantee to the Transfer Agent.

The Company employs reasonable procedures designed to confirm the authenticity of your telephone instructions and, if it does not, it may be liable for any losses caused by unauthorized or fraudulent transactions. As a result of this policy, a shareholder that authorizes telephone redemption bears the risk of losses, which may result from unauthorized or fraudulent transactions which the Company believes to be genuine. When you request a telephone redemption or transfer, you will be asked to respond to certain questions. The Company has designed these questions to confirm your identity as a shareholder of record. Your cooperation with these procedures will protect your account and the Fund from unauthorized transactions.

Retirement Plans -- Shares of the Fund are available for purchase in connection with the following tax-deferred prototype retirement plans:

     1.Individual Retirement Arrangements (IRAs). IRAs are available for use by individuals with compensation for services rendered who wish to use shares of the Fund as a funding medium for individual retirement savings. IRAs include traditional IRAs, Roth IRAs and Rollover IRAs.

     2.Simplified Employee Pension Plans (SEPs). SEPs are a form of retirement plan for sole proprietors, partnerships and corporations.

For information about eligibility requirements and other matters concerning these plans and to obtain the necessary forms to participate in these plans, please call the Company at (800) 527-9525. Each plan's custodian charges nominal fees in connection with plan establishment and maintenance. These fees are detailed in the plan documents. You may wish to consult with your attorney or other tax adviser for specific advice concerning your tax status and plans.

                                   TAX STATUS

Distributions and Taxes

Distributions of net investment income -- The Fund receives income generally in the form of dividends and interest on its investments. This income, less expenses incurred in the operation of the Fund, constitutes the Fund's net investment income from which dividends may be paid to you. Any distributions by the Fund from such income will be taxable to you as ordinary income, whether you take them in cash or in additional shares.

Distributions of capital gains -- The Fund may derive capital gains and losses in connection with sales or other dispositions of its portfolio securities. Distributions from net short-term capital gains will be taxable to you as ordinary income. Distributions from net long-term capital gains will be taxable to you as long-term capital gain, regardless of how long you have held your shares in the Fund. Any net capital gains realized by the Fund generally will be distributed once each year, and may be distributed more frequently, if necessary, in order to reduce or eliminate excise or income taxes on the Fund.

Information on the tax character of distributions -- The Fund will inform you of the amount of your ordinary income dividends and capital gains distributions at the time they are paid, and will advise you of the tax status for federal income tax purposes shortly after the close of each calendar year. If you have not held Fund shares for a full year, the Fund may designate and distribute to you, as ordinary income or capital gain, a percentage of income that is not equal to the actual amount of such income earned during the period of your investment in the Fund.

Election to be taxed as a regulated investment company -- The Fund has elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code, has qualified as such for its most recent fiscal year, and intends to so qualify during the current fiscal year. As a regulated investment company, the Fund generally does not pay federal income tax on the income and gains it distributes to you. The Board of Directors reserves the right not to maintain the qualifications of the Fund as a regulated investment company if it determines such course of action to be beneficial to shareholders. In such case, the Fund will be subject to federal, and possibly state, corporate taxes on its taxable income and gains, and distributions to you will be taxed as ordinary dividend income to the extent of the Fund's earnings and profits.

Excise tax distribution requirements -- To avoid federal excise taxes, the Internal Revenue Code requires the Fund to distribute to shareholders by December 31 of each year, at a minimum the following amounts: 98% of its taxable ordinary income earned during the twelve month period ending October 31; and 100% of any undistributed amounts from the prior year. The Fund intends to declare and pay these amounts in December (or in January which must be treated by you as received in December) to avoid these excise taxes, but can give no assurances that its distributions will be sufficient to eliminate all taxes.

Redemption of Fund shares -- Redemption and exchanges of Fund shares are taxable transactions for federal and state income tax purposes. If you redeem or exchange your Fund shares for shares of a different fund within the Company, the IRS will require that you report a gain or loss on your redemption or exchange. The gain or loss that you realize will be either a long-term or short-term capital gain or loss depending on how long you held your shares. Any loss incurred on the redemption or exchange of shares held for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gains distributed to you by the Fund on those shares.

All or a portion of any loss that you realize upon the redemption of your Fund shares will be disallowed to the extent that you buy other shares in the Fund (through reinvestment of dividends or otherwise) within 30 days before or after your share redemption. Any loss disallowed under these rules will be added to your tax basis in the new shares you purchase.

U.S. Government Obligations -- Many states grant tax-free status to dividends paid to shareholders from interest earned on direct obligations of the U.S. government, subject in some states to minimum investment requirements that must be met by the Fund. Investments in Government National Mortgage Association or Federal National Mortgage Association securities, bankers' acceptances, commercial paper and repurchase agreements collateralized by U.S. government securities do not generally qualify for tax-free treatment. The rules on exclusion of this income are different for corporations.

                             INVESTMENT PERFORMANCE

For purposes of quoting and comparing the performance of the Fund to that of other mutual funds and to relevant indices, in advertisements or in reports to shareholders, The Fund states performance in terms of total return or yield. Both "total return" and "yield" figures are based on the historical performance of the Fund, show the performance of a hypothetical investment and are not intended to indicate future performance.

Yield Information -- From time to time, the Fund may advertise a yield figure. A portfolio's yield is a way of showing the rate of income the portfolio earns on its investments as a percentage of the portfolio's share price. Under the rules of the SEC, yield must be calculated according to the following formula:

                          6
           Yield= 2[(a-b+1) -1]
                     ---
                     cd

Where:

a    =    dividends and interest earned during the period.
b    =    expenses accrued for the period (net of reimbursements).
c    =    the average daily number of shares outstanding during the period that were entitled to receive dividends.
d    =    the maximum offering price per share on the last day of the period.

The Fund's yield, as used in advertising, is computed by dividing the Fund's interest and dividend income for a given 30-day period, net of expenses, by the average number of shares entitled to receive distributions during the period, dividing this figure by the Fund's net asset value ("NAV") at the end of the period and annualizing the result (assuming compounding of income) in order to arrive at an annual percentage rate. Income is calculated for purposes of yield quotations in accordance with standardized methods applicable to all stock and bond mutual funds. Dividends from equity investments are treated as if they were accrued on a daily basis, solely for the purposes of yield calculations. In general, interest income is reduced with respect to bonds trading at a premium over their par value by subtracting a portion of the premium from income on a daily basis, and is increased with respect to bonds trading at a discount by adding a portion of the discount to daily income. Capital gains and losses generally are excluded from the calculation. Income calculated for the purpose of calculating the Fund's yield differs from income as determined for other accounting purposes. Because of the different accounting methods used, and because of the compounding assumed in yield calculations, the yield quoted for a fund may differ from the rate of distributions the Fund paid over the same period or the rate of income reported in the fund's financial statements.

Total Return Performance -- Total return quotations used by the Fund are based upon standardized methods of computing performance mandated by the SEC. The average annual total return (before taxes) of the Fund is calculated according to the following formula:

                 n
           P(1+ T) = ERV

Where:

P   =   a hypothetical initial payment $1,000
T   =   average annual total return
n   =   number of years (l, 5 or 10)
ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year periods (or fractional portion thereof).

The average annual total return (before taxes) will be calculated under the foregoing formula and the time periods used in advertising will be based on rolling calendar quarters, updated to the last day of the most recent quarter prior to submission of the advertising for publication, and will cover prescribed periods. When the period since inception is less than one year, the total return quoted will be the aggregate return for the period. In calculating the ending redeemable value, all dividends and distributions by the Fund are assumed to have been reinvested at NAV as described in the prospectus on the reinvestment dates during the period. Total return, or "T" in the formula above, is computed by finding the average annual compounded rates of return over the prescribed periods (or fractional portions thereof) that would equate the initial amount invested to the ending redeemable value.

"Average annual total return (after taxes on distributions)" for a specified period is derived by calculating the actual dollar amount of the investment return on a $1,000 investment made at the maximum public offering price applicable at the beginning of the period, and then calculating the annual compounded rate of return (after federal income taxes on distributions but not redemptions) which would produce that amount, assuming a redemption at the end of the period. This calculation assumes a complete redemption of the investment but further assumes that the redemption has no federal income tax consequences.

This calculation also assumes that all dividends and distributions, less the federal income taxes due on such distributions, are reinvested at net asset value on the reinvestment dates during the period. In calculating the impact of federal income taxes due on distributions, the federal income tax rates used correspond to the tax character of each component of the distributions (e.g., ordinary income rate for ordinary income distributions, short-term capital gain rate for short-term capital gains distributions and long-term capital gain rate for long-term capital gains distributions). The highest individual marginal federal income tax rate in effect on the reinvestment date is applied to each component of the distributions on the reinvestment date. Note that these tax rates may vary over the measurement period. The effect of applicable tax credits, such as the foreign tax credit, is also taken into account in accordance with federal tax laws. The calculation disregards (i) the affect of phase-outs of certain exemptions, deductions and credits at various income levels, (ii) the impact of the federal alternative minimum tax and (iii) the potential tax liabilities other than federal tax liabilities (e.g., state and local taxes).

"Average annual total return (after taxes on distributions and redemptions)" for a specified period is derived by calculating the actual dollar amount of the investment return on a $1,000 investment made at the maximum public offering price applicable at the beginning of the period, and then calculating the annual compounded rate of return (after federal income taxes on distributions and redemptions) which would produce that amount, assuming a redemption at the end of the period. This calculation also assumes that all dividends and distributions, less the federal income taxes due on such distributions, are reinvested at net asset value on the reinvestment dates during the period. In calculating the federal income taxes due on distributions, the federal income tax rates used correspond to the tax character of each component of the distributions (e.g., ordinary income rate for ordinary income distributions, short-term capital gain rate for short-term capital gains distributions and long-term capital gain rate for long-term capital gains distributions). The highest individual marginal federal income tax rate in effect on the reinvestment date is applied to each component of the distributions on the reinvestment date. Note that these tax rates may vary over the measurement period. The effect of applicable tax credits, such as the foreign tax credit, is taken into account in accordance with federal tax law. The calculation disregards the (i) effect of phase-outs of certain exemptions, deductions and credits at various income levels, (ii) the impact of the federal alternative minimum tax and (iii) the potential tax liabilities other than federal tax liabilities (e.g., state and local taxes). In calculating the federal income taxes due on redemptions, capital gains taxes resulting from a redemption are subtracted from the redemption proceeds and the tax benefits from capital losses resulting from the redemption are added to the redemption proceeds. The highest federal individual capital gains tax rate in effect on the redemption date is used in such calculation. The federal income tax rates used correspond to the tax character of any gains or losses (e.g., short-term or long-term).

The Fund may also from time to time include in such advertising an aggregate total return figure or an average annual total return figure that is not calculated according to the formula set forth above in order to compare more accurately the Fund's performance with other measures of investment return. The Fund may quote an aggregate total return figure in comparing the Fund's total return with data published by Lipper Analytical Services, Inc. or with the performance of various indices including, but not limited to, the Dow Jones Industrial Average, the Standard & Poor's 500 Stock Index, Russell Indices, the Value Line Composite Index, the Lehman Brothers Bond, Government Corporate, Corporate and Aggregate Indices, Merrill Lynch Government & Agency Index, Merrill Lynch Intermediate Agency Index, Morgan Stanley Capital International Europe, Australia, Far East Index or the Morgan Stanley Capital International World Index. For such purposes, the Fund calculates its aggregate total return for the specific periods of time by assuming the investment of $10,000 in shares of the Fund and assuming the reinvestment of each dividend or other distribution at NAV on the reinvestment date. Percentage increases are determined by subtracting the initial value of the investment from the ending value and by dividing the remainder by the beginning value. To calculate its average annual total return, the aggregate return is then annualized according to the SEC's formula for total return quotes outlined above.

The Fund may also advertise the performance rankings assigned by the various publications and statistical services, including but not limited to, SEI, Lipper Mutual Performance Analysis, Intersec Research Survey of non-U.S. Equity Fund Returns, Frank Russell International Universe, and any other data which may be reported from time to time by Dow Jones & Company, Morningstar, Inc., Chase Investment Performance, Wilson Associates, Stanger, CDA Investment Technologies, Inc., the Consumer Price Index ("CPI"), The Bank Rate Monitor National Index, or IBC/Donaghue's Average U.S. Government and Agency, or as appears in various publications, including but not limited to, The Wall Street Journal, Forbes, Barron's, Fortune, Money Magazine, The New York Times, Financial World, Financial Services Week, USA Today and other national or regional publications.

                              FINANCIAL INFORMATION

You can receive free copies of reports, request other information and discuss your questions about the Fund by contacting the Fund directly at:

                              THE WORLD FUNDS, INC.
                          1500 Forest Avenue, Suite 223
                            Richmond, Virginia 23229
                            Telephone: (800) 527-9525
                      e-mail: mail@shareholderservices.com

The books of the Fund will be audited at least once each year by Tait, Weller and Baker, of Philadelphia, Pennsylvania, independent public accountants.

THE WORLD FUNDS, INC.
                1500 FOREST AVENUE, SUITE 223, RICHMOND, VA 23229
                                 (800) 527-9525

                       STATEMENT OF ADDITIONAL INFORMATION

                                 NEW MARKET FUND





This Statement of Additional Information ("SAI") is not a prospectus. It should be read in conjunction with the current prospectus of the New Market Fund (the "Fund") dated October 31, 2002, as revised April 1, 2003. You may obtain the prospectus of the Fund, free of charge, by writing to The World Funds, Inc. at 1500 Forest Avenue, Suite 223, Richmond, VA 23229 or by calling (800) 527-9525.

The Fund's audited financial statements and notes thereto for the year ended August 31, 2002 and the unqualified report of Tait, Weller & Baker, the Fund's independent auditors, on such financial statements are included in the Fund's Annual Report to Shareholders for the year ended August 31, 2002 (the "Annual Report") and are incorporated by reference into this SAI. No other parts of the Annual Report are incorporated herein. A copy of the Annual Report accompanies this SAI and an investor may obtain a copy of the Annual Report, free of charge, by writing to the Fund or calling (800) 527-9525.





The date of this SAI is October 31, 2002, as revised April 1, 2003

                                TABLE OF CONTENTS


                                                                            PAGE

General Information
Investment  Objective
Strategies  and Risks
Investment  Restrictions
Management  of the  Company
Principal  Securities Holders
Investment  Adviser and Advisory Agreement
Management-Related  Services
Portfolio  Transactions
Capital Stock and Dividends
Plan of Distribution
Additional Information about Purchases and Sales
Tax Status
Investment Performance
Financial Information

                               GENERAL INFORMATION

The World Funds, Inc. (the "Company") was organized as a Maryland corporation in May, 1997. The Company is an open-end, management investment company (commonly known as a "mutual fund"), registered under the Investment Company Act of 1940, as amended (the "1940 Act"). This SAI relates to the New Market Fund (the "Fund"). The Fund is a separate investment portfolio or series of the Company. The Fund is "non-diversified", as that term is defined in the 1940 Act.

               ADDITIONAL INFORMATION ABOUT THE FUND'S INVESTMENTS

The following information supplements the discussion of the Fund's investment objective and policies. The Fund's investment objective and fundamental investment policies may not be changed without approval by vote of a majority of the outstanding voting shares of the Fund. As used in this SAI, a "majority of outstanding voting shares" means the lesser of: (1) 67% of the voting shares of the Fund represented at a meeting of shareholders at which the holders of 50% or more of the shares of the Fund are represented; or (2) more than 50% of the outstanding voting shares of the Fund. The investment programs, restrictions and the operating policies of the Fund that are not fundamental policies can be changed by the Board of Directors of the Company without shareholder approval.

As of the date of this SAI, the Fund is authorized to issue three classes of shares: Class A Shares imposing a front-end sales charge up to a maximum of 5.75%; Class B Shares charging a maximum back-end sales charge of 5%, if redeemed within six years of purchase and converting to Class A Shares eight years after purchase; and Class C Shares charging a back-end sales charge of 1% if shares are redeemed within two (2) years after purchase and with no conversion feature. This SAI relates only to two classes of the Fund's shares, Class A Shares and Class C Shares. Prior to the date of this SAI, the Fund offered one class of shares to investors, Class A Shares. Each class of shares are substantially the same as they represent interests in the same portfolio of securities and differ only to the extent that they bear different expenses.

                              INVESTMENT OBJECTIVE

The investment objective of the Fund is long-term growth of capital. The Fund will seek to achieve its investment objective by investing in a non-diversified portfolio composed of common stocks or securities convertible into common stocks, such as warrants, convertible bonds, debentures or convertible preferred stock. Under normal market conditions, the Fund will invest at least 65% of its total assets in common stocks or securities convertible into common stocks.

All investments entail some market and other risks. For instance, there is no assurance that the investment adviser will achieve the investment objective of the Fund. You should not rely on an investment in the Fund as a complete investment program.

                              STRATEGIES AND RISKS

The following discussion of investment techniques and instruments supplements, and should be read in conjunction with, the investment information in the Fund's prospectus. In seeking to meet its investment objective, the Fund may invest in any type of security whose characteristics are consistent with its investment program described below.

                               INVESTMENT PROGRAMS

Convertible Securities -- The Fund may invest in convertible securities. Traditional convertible securities include corporate bonds, notes and preferred stocks that may be converted into or exchanged for common stock or other equity securities, and other securities that also provide an opportunity for equity participation. These securities are convertible either at a stated price or a stated rate (that is, for a specific number of shares of common stock or other equity securities). As with other fixed income securities, generally the price of a convertible security varies inversely with interest rates. While providing a fixed income stream, a convertible security also affords the investor an opportunity, through its conversion feature, to participate in the capital appreciation of the common stock into which it is convertible. As the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the price of a convertible security tends to rise as a reflection of higher yield or capital appreciation. In such circumstances, the price of a convertible security may be greater than the underlying value of the common stock.

Warrants -- The Fund may invest in warrants. Warrants are options to purchase equity securities at a specific price for a specific period of time. They do not represent ownership of the securities, but only the right to buy them. Hence, warrants have no voting rights, pay no dividends and have no rights with respect to the assets of the corporation issuing them. The value of warrants is derived solely from capital appreciation of the underlying equity securities. Warrants differ from call options in that the underlying corporation issues warrants, whereas call options may be written by anyone.

Debentures -- The Fund may invest in debentures which are general debt obligations backed only by the integrity of the borrower and documented by an agreement called an indenture. An unsecured bond is a debenture.

Convertible Preferred Stock -- The Fund may invest in preferred stock which is a class of capital stock that pays dividends at a specified rate and that has preference over common stock in he payment of dividends and the liquidation of assets. Preferred stock does not ordinarily carry voting rights.

Most preferred stock is cumulative; if dividends are passed (not paid for any reason), they accumulate and must be paid before common dividends. A passed dividend on non-cumulative preferred stock is generally gone forever. Participating preferred stock entitles its holders to share in profits above and beyond the declared dividend, along with common shareholders, as distinguished from nonparticipating preferred, which is limited to the stipulated dividend. Adjustable rate preferred stock pays a dividend that is adjustable, usually quarterly, based on changes in the treasury bill rate or other money market rates. Convertible preferred stock is exchangeable for a given number of common shares and thus tends to be more volatile than non-convertible preferred, which behaves more like a fixed-income bond.

Illiquid Securities -- The Fund may invest up to 15% of its net assets in illiquid securities. For this purpose, the term "illiquid securities" means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities. Illiquid securities include generally, among other things, certain written over-the-counter options, securities or other liquid assets as cover for such options, repurchase agreements with maturities in excess of seven days, certain loan participation interests and other securities whose disposition is restricted under the federal securities laws.

Depositary Receipts -- American Depositary Receipts ("ADRs") are receipts typically issued in the U.S. by a bank or trust company evidencing ownership of an underlying foreign security. The Fund may invest in ADRs which are structured by a U.S. bank without the sponsorship of the underlying foreign issuer. In addition to the risks of foreign investment applicable to the underlying securities, such unsponsored ADRs may also be subject to the risks that the foreign issuer may not be obligated to cooperate with the U.S. bank, may not provide additional financial and other information to the bank or the investor, or that such information in the U.S. market may not be current.

Like ADRs, European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs"), and Registered Depositary Certificates ("RDCs") represent receipts for a foreign security. However, they are issued outside of the U.S. The Fund may invest in ADRs, EDRs, GDRs or RDCs.

U.S. Government Securities -- The Fund may invest in U.S. Government securities. U.S. Government securities are obligations of, or guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as U.S. Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association ("GNMA"), are supported by the full faith and credit of the United States; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury; others, such as those of the Federal National Mortgage Association ("FNMA"), are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; and still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality.

U.S. Government securities include (1) securities that have no interest coupons (see "Zero Coupon Securities" below) or have been stripped of their unmatured interest coupons, (2) individual interest coupons from such securities that trade separately, and (3) evidences of receipt of such securities. Such securities that pay no cash income are purchased at a deep discount from their value at maturity. Because interest on zero coupon and stripped securities is not distributed on a current basis, but is, in effect, compounded, such securities tend to be subject to greater market risk than interest-paying fixed income securities.

Municipal Securities -- The Fund may invest in municipal securities. These securities are debt obligations issued by or on behalf of the government of states, territories or possessions of the United States, the District of Columbia and their political subdivisions, agencies and instrumentalities. The interest on municipal securities is exempt from federal income tax. The two principal classifications of municipal securities are "general obligation" and "revenue" securities. "General obligation" securities are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. "Revenue" securities are usually payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source. Industrial development bonds are usually revenue securities, the credit quality of which is normally directly related to the credit standing of the industrial user involved.

Within these principal classifications of municipal securities there are a variety of categories of municipal securities, including fixed and variable rate securities, municipal bonds, municipal notes, and municipal leases. Variable rate securities bear rates of interest that are adjusted periodically according to formula intended to reflect market rates of interest and include securities who rates vary inversely with changes in market rates of interest. Municipal notes include tax, revenue and bond anticipation notes of short maturity, generally less than three years, which are issued to obtain temporary funds for various public purposes. Municipal leases are obligations issued by state and local governments or authorities to finance the acquisition of equipment and facilities.

Corporate Debt Securities -- The Fund may invest in "investment grade" corporate debt securities. The Fund will invest in securities rated Baa or higher by Moody's Investors Service, Inc. ("Moody's"), or Standard & Poor's Ratings Group ("S&P") at the time of purchase, or unrated securities which Virginia Management Investment Corporation, the Fund's investment manager (the "Manager"), believes to be of comparable quality. Debt securities rated Baa by Moody's Investors Service, Inc. ("Moody's"), or BBB by Standard & Poor's Ratings Group ("S&P") are generally considered to be investment grade securities although they have speculative characteristics and changes in economic conditions or circumstances are more likely to lead to a weakened capacity to make principal or interest payments than is the case for higher rated debt obligations.

 Zero Coupon Securities -- The Fund may invest in zero coupon securities. Certain zero coupon securities are convertible into common stock and offer the opportunity for capital appreciation as increases (or decreases) in the market value of such securities follow the movements in the market value of the underlying common stock. Zero coupon convertible securities generally are expected to be less volatile than the underlying common stock as they usually are issued with intermediate to short maturities (15 years or less) and are issued with options and/or redemption features exercisable by the holder of the securities entitling the holder to redeem the securities and receive a defined cash payment.

Zero coupon securities also include securities issued directly as zero coupon securities by the U.S. Treasury, and U.S. Treasury bonds or notes which have their unmatured interest coupons separated by their holder, typically a custodian bank or investment brokerage firm. The holder separates ("strips") the interest coupons from the underlying principal of the U.S. Treasury security.

When U.S. Treasury obligations have been stripped of their unmatured interest coupons by the holder, the principal is sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest (cash) payments. Purchasers of stripped obligations acquire, in effect, discounted obligations that are similar to zero coupon securities that the Treasury sells directly. Once the U.S. Treasury obligation is stripped, the principal and coupons may be sold separately. Typically, the coupons are sold individually or grouped with other coupons with like maturity dates and sold bundled in such form.

Repurchase Agreements -- As a means of earning income for periods as short as overnight, the Fund may enter into repurchase agreements that are collateralized by U.S. Government securities. Under a repurchase agreement, the Fund acquires a security, subject to the seller's agreement to repurchase that security at a specified time and price. A purchase of securities under repurchase agreements is considered to be a loan by the Fund. The Manager monitors the value of the collateral to ensure that its value always equals or exceeds the repurchase price and also monitors the financial condition of the seller of the repurchase agreement. If the seller becomes insolvent, the Fund's right to dispose of the securities held as collateral may be impaired and the Fund may incur extra costs. Repurchase agreements for periods in excess of seven days may be deemed to be illiquid.

Covered Call Options -- The Fund may write (sell) covered call options, including those that trade in the over-the-counter ("OTC") market, and will receive a premium that is designed to increase its return on securities or to provide a partial hedge against declines in the market value of its portfolio securities. The Fund will not engage in such transactions for speculative purposes. A call option gives the purchaser the right, and obligates the writer to sell, in return for a premium paid to the writer by the purchases, a particular security at a predetermined or "exercise" price during the period of the option. A call option is "covered" if the writer owns the underlying security that is the subject of the call option. The writing of call options is subject to risks, including the risk that the Fund will not be able to participate in any appreciation in the value of the securities above the exercise price. OTC call options are sold to securities dealers, financial institutions or other parties (counterparty) through a direct bilateral agreement with the Counterparty. In contrast to exchange-listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties. The Fund will sell only OTC call options that are subject to a buy-back provision permitting the Fund to require the Counterparty to sell the option back to the Fund at a formula price within seven days.

Unless the parties provide otherwise, there is no central clearing or guaranty function in an OTC option. As a result, if the Counterparty fails to take delivery of the security underlying an OTC call option it has entered into with the Fund or fails to make a cash settlement payment due in accordance with the terms of that option, the Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, the Manager must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty's credit to determine the likelihood that the terms of the OTC option will be satisfied. The Fund will engage in OTC call option transactions only with United States government securities dealers recognized by the Federal Reserve Bank of New York as "primary dealers," or broker dealers, domestic or foreign banks or other financial institutions which have received (or the guarantors of the obligation of which have received) a short-term credit rating of A-1 from S&P or P-1 from Moody's or an equivalent rating from any other nationally recognized statistical rating organization ("NRSRO"). The staff of the SEC currently takes the position that portfolio securities "covering" the amount of a Fund's obligation pursuant to an OTC call option sold by it (the cost of the sell-back plus the in-the-money amount, if any) are illiquid, and are subject to the Fund's limitation on investing no more than 15% of its assets in illiquid securities.

Miscellaneous -- The Board of Directors may, in the future, authorize the Fund to invest in securities other than those listed in this SAI and in the prospectus, provided such investments would be consistent with the Fund's investment objective and that such investments would not violate the Fund's fundamental investment policies or restrictions.

                             INVESTMENT RESTRICTIONS

Fundamental Investment Policies and Restrictions -- The Fund has adopted the following fundamental investment restrictions which cannot be changed without approval by vote of a "majority of the outstanding voting securities" of the Fund. All other investment policies and practices described in the prospectus are not fundamental, meaning that the Board of Directors may change them without the approval of shareholders. As a matter of fundamental policy, the Fund may not:

     1) As to 50% of its assets, purchase the securities of any issuer (other than obligations issued or guaranteed as to principal and interest by the Government of the United States or any agency or instrumentality thereof), if as a result of such purchase, more than 5% of its total assets would be invested in the securities of such issuer.

     2) Purchase stock or securities of an issuer (other than the obligations of the United States or any agency or instrumentality thereof), if such purchase would cause the Fund to own more than 10% of any class of the outstanding voting securities of such issuer or, more than 10% of any class of the outstanding stock or securities of such issuer.

     3) Act as an underwriter of securities of other issuers, except that the Fund may invest up to 10% of the value of its total assets (at the time of investment) in portfolio securities which the Fund might not be free to sell to the public without registration of such securities under the Securities Act of 1933, as amended, or any foreign law restricting distribution of securities in a country of a foreign issuer.

     4)   Buy or sell commodities or commodity contracts.

     5) Borrow money except for temporary or emergency purposes and then only in an amount not in excess of 5% of the lower of value or cost of its total assets, in which case the Fund may pledge, mortgage or hypothecate any of its assets as security for such borrowing but not to an extent greater than 5% of its total assets. Notwithstanding the foregoing, to avoid the untimely disposition of assets to meet redemptions, the Fund may borrow up to 33 1/3%, of the value of its assets to meet redemptions, provided that it may not make other investments while such borrowings are outstanding.

     6)   Make loans.

     7) Invest more than 25% of its total assets in securities of one or more issuers having their principal business activities in the same industry, provided that there is no limitation with respect to investments in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

     8) Invest in securities of other investment companies except by purchase in the open market involving only customary broker's commissions, or as part of a merger, consolidation, or acquisition of assets.

     9) Invest in interests in oil, gas, or other mineral explorations or development programs.

     10)  Issue senior securities.

     11) Participate on a joint or a joint and several basis in any securities trading account.

     12) Purchase or sell real estate (except that the Fund may invest in (i) securities of companies which deal in real estate or mortgages, and
          (ii) securities secured by real estate or interests therein, and that the Fund reserves freedom of action to hold and to sell real estate acquired as a result of the Fund's ownership of securities).

     13)  Invest in companies for the purpose of exercising control.

     14) Purchase securities on margin, except that it may utilize such short-term credits as may be necessary for clearance of purchases or sales of securities.

     15)  Engage in short sales.

In applying the fundamental policy and restriction concerning concentration set forth above (i.e., not investing more than 25% of total assets in one industry), investments in certain categories of companies will not be considered to be investments in a particular industry. Examples of these categories include:

     (i) financial service companies will be classified according to the end users of their services, for example, automobile finance, bank finance and diversified finance will each be considered a separate industry;

     (ii) technology companies will be divided according to their products and services, for example, hardware, software, information services and outsourcing, or telecommunications will each be a separate industry; and,

     (iii)utility companies will be divided according to their services, for example, gas, gas transmission, electric and telephone will each be considered a separate industry.

Non-Fundamental Policies and Restrictions -- In addition to the fundamental policies and investment restrictions described above, and the various general investment policies described in the prospectus and elsewhere in this SAI, the Fund will be subject to the following investment restrictions, which are considered non-fundamental and may be changed by the Board of Directors without shareholder approval. As a matter of non-fundamental policy, the Fund may not:

     1)   Invest more than 15% of its net assets in illiquid securities.

     2)   Engage in arbitrage transactions.

     3) Except with respect to restriction number 5 above, if a percentage restriction on investment or utilization of assets as set forth under "Investment Restrictions" and "Investment Programs" sections above is adhered to at the time an investment is made, a later change in percentage resulting from changes in the value or the total cost of the Fund's assets will not be considered a violation of the restriction.

                            MANAGEMENT OF THE COMPANY

Directors and Officers -- The Company is governed by a Board of Directors, which is responsible for protecting the interest of shareholders. The directors are experienced business persons who meet throughout the year to oversee the Company's activities, review contractual arrangements with companies that provide services to the Fund, and review performance. The names, addresses and ages of the directors and officers of the Company, together with information as to their principal occupations during the past five years, are listed below. The director who is considered an "interested person" as defined in Section 2(a)(19) of the 1940 Act, as well as those persons affiliated with any manager or investment adviser to a fund of the Company, and the principal underwriter, and officers of the Company, are noted with an asterisk (*).


------------------------------------------------------------------------
Name, Address and    Position(s)Number   Principal           Other
Age                  Held with  of       Occupation(s)       Directorships
                     Company    Funds    During the Past 5   by
                     and Tenure in       Years               Directors
                                Company                      and
                                Overseen                     Number of
                                                             Funds in
                                                             the
                                                             Complex
                                                             Overseen
------------------------------------------------------------------------
------------------------------------------------------------------------
Interested Directors:
------------------------------------------------------------------------
------------------------------------------------------------------------
*  John Pasco,       Chairman,  7       Mr. Pasco is        Vontobel
III(1)               Director           Treasurer and a     Funds,
1500 Forest Avenue   and                Director of         Inc. -- 3
Suite 223            Treasurer          Commonwealth        Funds;
Richmond, VA 23229   since              Shareholder         The World
(55)                 May, 1997          Services, Inc.      Insurance
                                        ("CSS"), the        Trust --
                                        Company's           1 Fund
                                        Administrator,
                                        since 1985; President
                                        and Director of
                                        First Dominion Capital
                                        Corp. ("FDCC"),
                                        the Company's
                                        underwriter; Director
                                        and shareholder
                                        of Fund Services,
                                        Inc., the Company's
                                        Transfer and Disbursing
                                        Agent since
                                        1987; President
                                        and Treasurer of
                                        Commonwealth Capital
                                        Management, Inc.
                                        since 1983 which also
                                        owns an interest
                                        an interest in the
                                        investment adviser
                                        to the Third Millennium
                                        Russia Fund,
                                        another fund of the
                                        Company; President
                                        of Commonwealth
                                        Capital Management,
                                        LLC, the investment
                                        adviser to the
                                        GenomicsFund series
                                        of the Company,
                                        since December, 2000;
                                        Shareholder of
                                        Commonwealth Fund
                                        Accounting, Inc.,
                                        which provides bookkeeping
                                        services to
                                        the Company; Chairman,
                                        Director and
                                        Treasurer of Vontobel
                                        Funds, Inc., a
                                        registered investment
                                        company, since
                                        March, 1997; Chairman,
                                        Trustee and
                                        Treasurer of The World
                                        Insurance Trust,
                                        a registered investment
                                        company, since
                                        May, 2002. Mr. Pasco
                                        is also a
                                        certified public accountant.
------------------------------------------------------------------------
------------------------------------------------------------------------
Non-Interested Directors:
------------------------------------------------------------------------
------------------------------------------------------------------------
Samuel Boyd, Jr.     Director   7        Mr. Boyd is         Vontobel
10808 Hob Nail Court since               Manager of the      Funds,
Potomac, MC 20854    May, 1997           Customer Services   Inc. -- 3
(60)                                     Operations and      Funds;
                                         Accounting          The World
                                         Division of the     Insurance
                                         Potomac             Trust --
                                         Electric            1 Fund;
                                         Power Company       Satuit
                                         since August,       Capital
                                         1978;  Director of  Management
                                         Vontobel Funds,     Trust --
                                         Inc.,  a            1 Fund
                                         registered
                                         investment
                                         company, since
                                         March, 1997;  a
                                         Trustee of The
                                         World Insurance
                                         Trust,  a
                                         registered
                                         investment
                                         company, since
                                         May, 2002; and a
                                         Trustee of Satuit
                                         Capital Management
                                         Trust, a
                                         registered
                                         investment
                                         company, since
                                         October, 2002.
                                         Mr. Boyd is also a
                                         certified public
                                         accountant.
------------------------------------------------------------------------
------------------------------------------------------------------------
William E. Poist     Director   7        Mr. Poist is a      Vontobel
5272 River Road      since               financial and tax   Funds,
Bethesda, MD 20816   May, 1997           consultant through  Inc. -- 3
(64)                                     his firm            Funds;
                                         Management   Funds  The World
                                         Consulting for      Insurance
                                         Professionals       Trust --
                                         since  1968;        1 Fund
                                         Director of
                                         Vontobel Funds,
                                         Inc.,   a
                                         registered
                                         investment
                                         company,   since
                                         March, 1997;  and
                                         a Trustee of The
                                         World Insurance
                                         Trust, a
                                         registered
                                         investment
                                         company,   since
                                         May, 2002.  Mr.
                                         Poist is also a
                                         certified public
                                         accountant.
------------------------------------------------------------------------
------------------------------------------------------------------------
Paul M. Dickinson    Director   7        Mr. Dickinson is    Vontobel
8704 Berwickshire    since               President of        Funds,
Drive                May, 1997           Alfred J.           Inc. -- 3
Richmond, VA 23229                       Dickinson, Inc.     Funds;
(53)                                     Realtors since      The World
                                         April, 1971;        Insurance
                                         Director of         Trust --
                                         Vontobel Funds,     1 Fund
                                         Inc., a registered
                                         investment
                                         company, since
                                         March, 1997; and a
                                         Trustee of The
                                         World Insurance
                                         Trust, a
                                         registered
                                         investment
                                         company,  since
                                         May, 2002.
------------------------------------------------------------------------
------------------------------------------------------------------------
Officers:
------------------------------------------------------------------------
------------------------------------------------------------------------
F. Byron Parker, Jr. Secretary N/A      Mr. Parker is            N/A
1500 Forest Avenue   since              Secretary of CSS
Suite 222            May, 1997          and FDCC since
Richmond, VA 23229                      1986; Secretary of
(57)                                    Vontobel Funds,
                                        Inc., a registered
                                        investment company,
                                        since March, 1997;
                                        Secretary of The
                                        World Insurance Trust,
                                        a registered
                                        investment company,
                                        since May, 2002;
                                        and partner in the law
                                        firm Parker and McMakin.
------------------------------------------------------------------------
------------------------------------------------------------------------
*  Jane H. Williams  Vice       N/A      Ms. Williams is     N/A
245 Lytton Avenue    President           President of Sand
Suite 250            of the              Hill Advisors,
Palo Alto, CA        Company             Inc., a registered
94301-1465           and                 investment
(52)                 President           adviser, since
                     of the              August, 2000 and
                     Sand Hill           was the Executive
                     Portfolio           Vice President of
                     Manager             Sand Hill
                     Fund                Advisors, since
                     series              1982.
                     since
                     May, 1997.
------------------------------------------------------------------------
------------------------------------------------------------------------
*  Leland H. Faust   President  N/A      Mr. Faust is        N/A
One Montgomery       of the              President of CSI
Street               CSI                 Capital
Suite 2525           Equity              Management, Inc.,
San Francisco, CA    Fund                a registered
94104                series              investment
(54)                 and the             adviser, since
                     CSI Fixed           1978.  Mr. Faust
                     Income              is also a partner
                     Fund                in the law firm
                     series              Taylor & Faust
                     since               since September,
                     October,            1975.
                     1997.
------------------------------------------------------------------------
------------------------------------------------------------------------
*  Stephen Goddard   Vice       N/A      Mr. Goddard has     N/A
Riverfront Plaza     President           been the President
West Tower           of the              and principal
901 East Byrd Street Company             shareholder of The
Suite 1350A          and                 London Company, a
Richmond, VA 23219   President           registered
(42)                 of the              investment
                     New                 adviser, since its
                     Market              inception and has
                     Fund                been the portfolio
                     series              manager of the New
                     since               Market Fund series
                     March,              since its
                     2003                inception on
                                         October 1, 1998.
                                         Mr. Goddard is
                                         also a director
                                         and shareholder of
                                         Virginia
                                         Management
                                         Investment
                                         Corporation, a
                                         registered
                                         investment
                                         adviser. Mr.
                                         Goddard has
                                         fifteen years
                                         experience in
                                         senior portfolio
                                         management,
                                         security analysis
                                         and finance.
------------------------------------------------------------------------
------------------------------------------------------------------------
*  John T. Connor,   Vice       N/A      Mr. Connor is       N/A
Jr.                  President           President of Third
1185 Avenue of the   of the              Millennium
Americas             Company             Investment
32nd Floor           and                 Advisors, LLC, a
New York, NY 10036   President           registered
(60)                 of the              investment
                     Third               adviser, since
                     Millennium          April, 1998; and
                     Russia              Chairman of ROSGAL
                     Fund                Insurance since
                     series              1993.
                     since
                     October,
                     1998.
------------------------------------------------------------------------
------------------------------------------------------------------------
*  Robert J.         Vice       N/A      Chairman of the     N/A
Sullivan             President           Board, President
5 Driftwood Lane     of the              and Treasurer of
Scituate, MA 02066   Company             Satuit Capital
(40)                 and                 Management Trust,
                     President           an open-end
                     of the              investment
                     GenomicsFund        management
                     series              company, since
                     since               December, 2000;
                     January,            Managing Director
                     2003                and Investment
                                         Officer of Satuit Capital Management,
                                         LLC, a registered investment Adviser,
                                         from June, 2000 to Present; Portfolio
                                         Manager and Senior Equity Analyst at
                                         Cadence Capital Management from 1997 to
                                         2000, an institutional asset management
                                         firm.
------------------------------------------------------------------------
------------------------------------------------------------------------
*  Derwood S.        Vice       N/A      Mr. Chase is        N/A
Chase, Jr.           President           President of Chase
300 Preston Avenue   of the              Investment Counsel
Suite 403            Company             Corporation, a
Charlottesville, VA  and                 registered
22902                President           investment
(70)                 of the              adviser, and its
                     Chase               predecessor, since
                     Mid-Cap             1957.
                     Growth
                     Fund
                     since
                     September,
                     2002.
------------------------------------------------------------------------
------------------------------------------------------------------------
*  E. Ronald Lara    Vice       N/A      Mr. Lara is the     N/A
8000 Towers          President           Executive Vice
Crescent Drive       of the              President of the
Suite 660            Company             Lara Group, Ltd.,
Vienna, VA           and                 a registered
22182-2700           President           investment
(59)                 of the              adviser, since
                     Lara U.S.           January, 1991.
                     Treasury Fund
                     series since
                     March, 2003.
------------------------------------------------------------------------

     (1) Mr. Pasco is considered to be an "interested person" of the Company, as that term is defined in the 1940 Act. Mr. Pasco is an interested person because: (1) he is an officer of the Company; (2) he is an affiliate of two other investment advisers to funds offered by the Company; (3) he owns FDCC, the principal underwriter of the Company; and (4) he owns or controls several of the Company's various service providers.

Each director holds office for an indefinite term and until the earlier of: the Company's next meeting of shareholders and the election and qualification of his successor; or until the date a director dies, resigns or is removed in accordance with the Company's Articles of Incorporation and By-laws. Each Officer holds office at the pleasure of the Board of Directors and serves for a period of one year, or until his successor is duly elected and qualified.

The Company has a standing Audit Committee of the Board composed of Messrs. Boyd, Poist and Dickinson. The functions of the Audit Committee are to meet with the Company's independent auditors to review the scope and findings of the annual audit, discuss the Company's accounting policies, discuss any recommendations of the independent auditors with respect to the Company's management practices, review the impact of changes in accounting standards on the Company's financial statements, recommend to the Board of Directors the selection of independent auditors, and perform such other duties as may be assigned to the Audit Committee by the Board of Directors. During its most recent fiscal year ended August 31, 2002, the Audit Committee met three times.

The Company has a standing Nominating Committee of the Board composed of Messrs. Boyd, Poist and Dickinson. The Nominating Committee is responsible for the selection and nomination of candidates to serve as directors of the Company. Although the Nominating Committee expects to be able to find an adequate number of qualified candidates to serve as directors, the Nominating Committee is willing to consider nominations received from shareholders. Shareholders wishing to submit a nomination should do so by notifying the Secretary of the Company, in writing, at the address listed on the cover of this SAI. During the Company's most recent fiscal year ended August 31, 2002, the Nominating Committee did not meet.

The Company does not compensate the directors and officers who are officers or employees of any investment adviser to a fund of the Company. The directors who are not "interested persons" of the Company, as that term is defined in the 1940 Act, receive an annual retainer of $1,000 and a fee of $200 for each meeting of the directors which they attend in person or by telephone. Mr. Parker, Secretary of the Company, received legal fees from the Company for certain legal services provided to the Company. Directors and officers are reimbursed for travel and other out-of-pocket expenses. The Company does not offer any retirement benefits for directors.

As of December 31, 2002 the directors beneficially owned the following dollar range of equity securities in the Fund:

----------------------------------------------------------
Name of Director  Dollar Range of  Aggregate Dollar
                  Equity           Range of Equity
                  Securities in    Securities in All
                  the Fund         Funds of the Company
                                   Overseen by the
                                   Directors
----------------------------------------------------------
----------------------------------------------------------
John Pasco, III   None             Over $100,000
----------------------------------------------------------
----------------------------------------------------------
Samuel Boyd, Jr.  None             $10,001-$50,000
----------------------------------------------------------
----------------------------------------------------------
Paul M. Dickinson $0-$10,000       $10,001-$50,000
----------------------------------------------------------
----------------------------------------------------------
William E. Poist  $0-$10,000       $10,001-$50,000
----------------------------------------------------------

For the fiscal year ended August 31, 2002, the directors received the following compensation from the Company:

----------------------------------------------------------
Name and Position Held  Aggregate   Pension    Total
                        Compensationor         Compensation
                        From the    Retirement from the
                        Fund for    Benefits   Company(2)
                        Fiscal      Accrued
                        Year Ended  as Part
                        August 31,  of Fund
                        2002(1)     Expenses
----------------------------------------------------------
----------------------------------------------------------
John Pasco, III,        $-0-        N/A        $-0-
Chairman
----------------------------------------------------------
----------------------------------------------------------
Samuel Boyd, Jr.,       $2,050      N/A        $15,650
Director
----------------------------------------------------------
----------------------------------------------------------
Paul M. Dickinson,      $2,050      N/A        $15,650
Director
----------------------------------------------------------
----------------------------------------------------------
William E. Poist,       $2,050      N/A        $15,650
Director
----------------------------------------------------------

     (1) This amount represents the aggregate amount of compensation paid to the directors by the Fund for service on the Board of Directors for the Fund's fiscal year ended August 31, 2002.

     (2) This amount represents the aggregate amount of compensation paid to the directors by all funds of the Company for the fiscal year ended August 31, 2002. The Company consisted of a total of seven funds as of August 31, 2002.

Approval of the Investment Advisory Agreement -- The Board of Directors of the Company and shareholders of the Fund most recently approved the terms and conditions of the Investment Advisory Agreement between The London Company of Virginia (the "Adviser"), on behalf of the Fund, at a special meeting on March 10, 2003. In approving the New Agreement, the Board considered the following factors: (i) the nature, quality and extent of the services provided by the Adviser to Virginia Management Investment Corporation, the Fund's predecessor investment manager ("VMIC") and the Fund in the past; (ii) the representation of the Adviser that it would continue to provide investment advisory and other services to the Fund of at least the scope and quality previously provided to the Fund; (iii) information concerning the Adviser, including information on the qualifications and experience of the portfolio manager and his investment management style; (iv) the recommendation of VMIC that the Adviser be appointed as the investment adviser under the New Agreement; (v) the substantially similar terms and conditions contained in the New Agreement, including the fact that the fees paid would be unchanged; (vi) the benefit to the Fund of maintaining the Adviser since its principal has been the portfolio manager of the Fund and has also furnished research, analysis, advice and recommendations with respect to the purchase and sale of securities and has provided such statistical information and reports as have been required to VMIC since the formation of the Fund; (vii) the representation of the Adviser that in the event of any material change in the personnel and procedures of the Adviser, the Board would be consulted for the purpose of assuring itself that the services provided to the Fund would not be diminished in scope or quality; and (viii) the benefit to the Fund of maintaining continuity of investment advisory services for the Fund, and the belief of the Board that such continuity was advantageous to the Fund as it would minimize any potential expense and disruption involved in restructuring the Fund's investment portfolio.

Sales Loads -- No front-end or deferred sales charges are applied to purchase of Fund shares by current or former directors, officers, employees or agents of the Company, the Adviser, FDCC, and by the members of their immediate families. These sales waivers are in place because of the nature of the investor and in recognition of the reduced sales effort required to attract such investments.

       POLICIES CONCERNING PERSONAL INVESTMENT ACTIVITIES

The Fund, the Adviser and the principal underwriter have each adopted a Codes of Ethics, pursuant to Rule 17j-1 under the 1940 Act that permit investment personnel, subject to their particular code of ethics, to invest in securities, including securities that may be purchased or held by the Fund, for their own accounts.

The Codes of Ethics are on file with, and can be reviewed and copied at the SEC Public Reference Room in Washington, D.C. In addition, the Codes of Ethics are also available on the EDGAR Database on the SEC's Internet website at http://www.sec.gov.

                          PRINCIPAL SECURITIES HOLDERS

As of March 31, 2003, the following persons beneficially owned shares of the Fund in the following amounts:

----------------------------------------------------
  Name and Address       Number of     Percentage
                          Shares         of Fund
----------------------------------------------------
----------------------------------------------------
BBH & Co. C/F           34,353.863       8.571%
Suzanne L. Read
305 Jefferson Street
Lexington, Virginia
24450
----------------------------------------------------

                    INVESTMENT ADVISER AND ADVISORY AGREEMENT

The London Company of Virginia, located at Riverfront Plaza, West Tower, 901 East Byrd Street, Suite 1350A, Richmond, Virginia 23219 (the "Adviser"), manages the investments of the Fund pursuant to an investment advisory agreement (the "Advisory Agreement") effective March 10, 2003. Stephen Goddard has been the President and principal shareholder of the Adviser since its inception and has been the portfolio manager of the Fund since its inception on October 1, 1998. Mr. Goddard is also a director and shareholder of Virginia Management Investment Corporation ("VMIC"), the Fund's previous investment manager. Mr. Goddard has fifteen years experience in senior portfolio management, security analysis and finance. After the initial term of two years, the Advisory Agreement may be renewed annually provided such renewal is approved annually by: 1) the Company's directors; or 2) by a majority vote of the outstanding voting securities of the Fund and, in either case, by a majority of the directors who are not "interested persons" of the Company. The Advisory Agreement will automatically terminate in the event of its "assignment," as that term is defined in the 1940 Act, and may be terminated without penalty at any time upon 60 days' written notice to the other party by: (i) the majority vote of all the directors or by vote of a majority of the outstanding voting securities of the Fund; or (ii) the Adviser. The Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended.

Under the Advisory Agreement, the Adviser, subject to the supervision of the directors, provides a continuous investment program for the Fund, including investment research and management with respect to securities, investments and cash equivalents, in accordance with the Fund's investment objective, policies, and restrictions as set forth in the prospectus and this SAI. The Adviser is responsible for effecting all security transactions on behalf of the Fund, including the allocation of principal business and portfolio brokerage and the negotiation of commissions. The Adviser also bears the cost of fees, salaries and other remuneration of The Company's directors, officers or employees who are officers, directors, or employees of the Adviser. The Fund is responsible for all other costs and expenses, such as, but not limited to, brokerage fees and commissions in connection with the purchase and sale of securities, legal, auditing, bookkeeping and record keeping services, custodian and transfer agency fees and fees and other costs of registration of the Fund's shares for sale under various state and federal securities laws. The Adviser also maintains books and records with respect to the securities transactions of the Fund and furnishes to the directors such periodic or other reports as the directors may request.

For the advisory services provided by the Adviser to the Fund, the Adviser is entitled to receive an advisory fee computed daily and paid monthly at the annual rate of 1.00% of the Fund's average daily net assets.

For the period from October 1, 1998 (commencement of operations) through March 10, 2003, VMIC served as investment manager for the Fund. For the fiscal year ended August 31, 2000, VMIC did not receive any compensation, waived fees of $43,177 and reimbursed expenses of $30,623. For the fiscal year ended August 31, 2001, VMIC did not receive any compensation, waived fees of $55,492 and reimbursed expenses of $14,910. For the fiscal year ended August 31, 2002, VMIC did not receive any compensation, waived fees of $54,218 and reimbursed expenses of $38,092.

                           MANAGEMENT-RELATED SERVICES

Administration -- Pursuant to an Administrative Services Agreement with the Company (the "Administrative Agreement"), Commonwealth Shareholder Services, Inc. ("CSS"), 1500 Forest Avenue, Suite 223, Richmond, Virginia 23229, serves as administrator of the Fund and supervises all aspects of the operation of the Fund except those performed by the Manager. John Pasco, III, Chairman of the Board of the Company, is the sole owner of CSS. CSS provides certain administrative services and facilities for the Fund, including preparing and maintaining certain books, records, and monitoring compliance with state and federal regulatory requirements.

As administrator, CSS receives an asset-based administrative fee, computed daily and paid monthly, at the annual rate of 0.20% of average daily net assets of the Fund. CSS also receives an hourly rate, plus certain out-of-pocket expenses, for shareholder servicing and state securities law matters. As provided in the Administration Agreement, CSS received $20,077, $18,135 and $15,890 for the fiscal years ended August 31, 2002, 2001 and 2000, respectively. CSS voluntarily waived fees in the amount of $15,000 for the year ended August 31, 2001.

Custodian -- Pursuant to a Custodian Agreement with the Company dated October 28, 1998, as amended June 1, 2000, Brown Brothers Harriman & Co. ("BBH"), 40 Water Street, Boston, Massachusetts 02109, acts as the custodian of the Fund's securities and cash. With the consent of the Company, BBH has designated The Depository Trust Company of New York as its agent to secure a portion of the assets of the Fund. BBH is authorized to appoint other entities to act as sub-custodians to provide for the custody of foreign securities which may be acquired and held by the Fund outside the U.S. Such appointments are subject to appropriate review by the Company's Board of Directors.

Accounting Services -- Pursuant to an Accounting Service Agreement (the "Accounting Agreement"), Commonwealth Fund Accounting, Inc. ("CFA"), 1500 Forest Avenue, Suite 100, Richmond, Virginia 23229, is responsible for accounting relating to the Fund and its investment transactions; maintaining certain books and records of the Fund; determining daily the net asset value per share of the Fund; and preparing security position, transaction and cash position reports. CFA also monitors periodic distributions of gains or losses on portfolio sales and maintains a daily listing of portfolio holdings. CFA is responsible for providing expenses accrued and payment reporting services, tax-related financial information to the Company, and for monitoring compliance with the regulatory requirements relating to maintaining accounting records. John Pasco, III, Chairman of the Board of the Company, is a shareholder of CFA, and is its President and Chief Financial Officer. For its services as accounting agent, CFA receives an asset-based fee, computed daily and paid monthly of the average daily net assets of the Fund, against a minimum fee plus out-of-pocket expenses. As provided for in the Accounting Agreement, CFA received $18,700, $16,700 and $6,850 for the fiscal years ended August 31, 2002, 2001 and 2000, respectively.

Transfer Agent -- Pursuant to a Transfer Agent Agreement with the Company, Fund Services, Inc. ("FSI" or the "Transfer Agent") acts as the Company's transfer and dividend disbursing agent. FSI is located at 1500 Forest Avenue, Suite 111, Richmond, Virginia 23229. John Pasco, III, Chairman of the Board of the Company and an officer and shareholder of CSS (the Administrator of the Fund), owns one-third of the stock of FSI; therefore, FSI may be deemed to be an affiliate of the Company and CSS.

FSI provides certain shareholder and other services to the Company, including furnishing account and transaction information and maintaining shareholder account records. FSI is responsible for processing orders and payments for share purchases. FSI mails proxy materials (and receives and tabulates proxies), shareholder reports, confirmation forms for purchases and redemptions and prospectuses to shareholders. FSI disburses income dividends and capital distributions and prepares and files appropriate tax-related information concerning dividends and distributions to shareholders.

For its services as transfer agent, FSI receives per account fees and transaction charges plus out-of-pocket expenses against a minimum fee.

Distributor -- First Dominion Capital Corp. ("FDCC" or the "Distributor"), located at 1500 Forest Avenue, Suite 223, Richmond, Virginia 23229, serves as the principal underwriter and national distributor for the shares of the Fund pursuant to a Distribution Agreement (the "Distribution Agreement"). John Pasco, III, Chairman of the Board of the Company, owns 100% of FDCC, and is its President, Treasurer and a director. FDCC is registered as a broker-dealer and is a member of the National Association of Securities Dealers, Inc. The offering of the Fund's shares is continuous. The Distributor is entitled to the front-end sales charge on the sale of Class A as described in the prospectus and this SAI. The Distributor is also entitled to the payment of deferred sales charges upon the redemption of Class A and Class C shares as described in the prospectus and this SAI. In addition, the Distributor may receive Distribution 12b-1 and Service Fees from the Fund, as described in the prospectus and this SAI. For the fiscal year ended August 31, 2002, there were $27,107 of allowable Class A Shares distribution expenses incurred, of which $27,107 were waived. As of the date of this SAI, the Fund has not yet offered Class C Shares. Accordingly, during the fiscal year ended August 30, 2002, no fees were paid pursuant to the Fund's Distribution 12b-1 and Service Plans nor were any sales charges paid in connection with the sale of Class C Shares of the Fund.

The Distributor received the following compensation as a result of the sale of the Fund's Class A Shares:

------------------------------------------------------------------------
Fiscal Year or  Net           Compensation  Brokerage     Other
Period Ended    Underwriting  on            Commissions   Compensation
August 31st     Discounts     Redemption                  (1)
                and           and
                Commission    Repurchases
------------------------------------------------------------------------
------------------------------------------------------------------------
2000            $11,166       None          None          $  6,965
------------------------------------------------------------------------
------------------------------------------------------------------------
2001            $  2,982      None          None          $15,000
------------------------------------------------------------------------
------------------------------------------------------------------------
2002            $  1,205      None          None          None
------------------------------------------------------------------------

 (1) Fees received pursuant to the Fund's Class A Shares Distribution 12b-1
Plan.

Independent Accountants -- The Company's independent accountants, Tait, Weller and Baker, audit the Company's annual financial statements, assists in the preparation of certain reports to the SEC, and prepares the Company's tax returns. Tait, Weller & Baker is located at 1818 Market Street, Suite 2400, Philadelphia, Pennsylvania 19103.

                             PORTFOLIO TRANSACTIONS

It is the policy of the Adviser, in placing orders for the purchase and sale of the Fund's securities, to seek to obtain the best price and execution for securities transactions, taking into account such factors as price, commission, where applicable, (which is negotiable in the case of U.S. national securities exchange transactions but which is generally fixed in the case of foreign exchange transactions), size of order, difficulty of execution and the skill required of the executing broker/dealer. After a purchase or sale decision is made by the Adviser, the Adviser arranges for execution of the transaction in a manner deemed to provide the best price and execution for the Fund.

Exchange-listed securities are generally traded on their principal exchange, unless another market offers a better result. Securities traded only in the over-the-counter market may be executed on a principal basis with primary market makers in such securities, except for fixed price offerings and except where the Fund may obtain better prices or executions on a commission basis or by dealing with other than a primary market maker.

The Adviser, when placing transactions, may allocate a portion of the Fund's brokerage to persons or firms providing the Adviser with investment recommendations, statistical research or similar services useful to the Adviser's investment decision-making process. The term "investment recommendations or statistical research or similar services" means: (1) advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; and (2) furnishing analysis and reports concerning issuers, industries, securities, economic factors and trends and portfolio strategy.

Such services are one of the many ways the Adviser can keep abreast of the information generally circulated among institutional investors by broker-dealers. While this information is useful in varying degrees, its value is indeterminable. Such services received on the basis of transactions for the Fund may be used by the Adviser for the benefit of other clients, and the Fund may benefit from such transactions effected for the benefit of other clients.

While there is no formula, agreement or undertaking to do so, and when it can be done consistent with the policy of obtaining best price and execution, the Fund may consider sales of its shares as a factor in the selection of brokers to execute portfolio transactions. The Adviser may be authorized, when placing portfolio transactions for the Fund, to pay a brokerage commission in excess of that which another broker might have charged for executing the same transaction solely because of the receipt of research, market or statistical information.

The directors of the Company have adopted policies and procedures governing the allocation of brokerage to affiliated brokers. The Adviser has been instructed not to place transactions with an affiliated broker- dealer, unless that broker-dealer can demonstrate to the Company that the Fund will receive (1) a price and execution no less favorable than that available from unaffiliated persons; and (2) a price and execution equivalent to that which that broker-dealer would offer to unaffiliated persons in a similar transaction. The directors review all transactions which have been placed pursuant to those policies and procedures at its meetings.

The Fund's Class A Shares paid brokerage commissions as follows:

----------------------------------------
  Years or periods ended August 31st
----------------------------------------
----------------------------------------
    2000          2001         2002
----------------------------------------
----------------------------------------
   $4,889        $2,870       $3,600
----------------------------------------

The  Fund's  Class  A  Shares  paid   brokerage   commissions  to
First Clearing Corp. (an affiliated broker-dealer) as follows:

----------------------------------------
  Years or periods ended August 31st
----------------------------------------
----------------------------------------
    2000          2001         2002
----------------------------------------
----------------------------------------
   $4,606        $2,870       $3,600
----------------------------------------

For the fiscal year ended August 31, 2002: (1) 100% of the Fund's Class A Shares aggregate broker commissions were paid to First Clearing Corp.; and (2) 100% of the Fund's Class A Shares aggregate dollar amount of transaction involving payment of commissions were effected through First Clearing Corp.

                               PORTFOLIO TURNOVER

Average annual portfolio turnover rate is the ratio of the lesser of sales or purchases to the monthly average value of the portfolio securities owned during the year, excluding from both the numerator and the denominator all securities with maturities at the time of acquisition of one year or less. A higher portfolio turnover rate involves greater transaction expenses to a fund and may result in the realization of net capital gains, which would be taxable to shareholders when distributed. The Adviser makes purchases and sales for the Fund's portfolio whenever necessary, in the Adviser's opinion, to meet the Fund's objective. The Adviser anticipates that the average annual portfolio turnover rate of the Fund will be less than 50%.

                           CAPITAL STOCK AND DIVIDENDS

The Company is authorized to issue 750,000,000 shares of common stock, with a par value of $0.01 per share. The Company has presently allocated 50,000,000 shares to the Fund, and has further reclassified those shares as follows: Twenty Million (20,000,000) shares for Class A Shares of the series, Fifteen Million (15,000,000) shares for Class B Shares of the series and Fifteen Million (15,000,000) shares for Class C Shares of the series.

Shares have no preemptive rights and only such conversion or exchange rights as the Board of Directors may grant in their discretion. When issued for payment as described in the prospectus, shares will be fully paid and non-assessable. Shares of the Fund do not have cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of directors can elect all of the directors if they choose to do so. In such event, the holders of the remaining shares will not be able to elect any person to the Board of Directors. Shares will be maintained in open accounts on the books of the Transfer Agent. Each class of shares in the Fund (i.e., Class A, Class B and Class C shares) bear pro-rata the same expenses and are entitled equally to the Fund's dividends and distributions except as follows. Each class will bear the expenses of any distribution and/or service plans applicable to such class. For example, as described below, holders of Class A Shares, Class B Shares or Class C Shares will bear the expenses of the Distribution 12b-1 and Service Plan applicable to such class. In addition, each class may incur different transfer agency fees and may have different sales charges. Standardized performance quotations are computed separately for each class of shares. The differences in expenses paid by the respective classes will affect their performance.

If they deem it advisable and in the best interests of shareholders, the directors may create additional series of shares, each of which represents interests in a separate portfolio of investments and is subject to separate liabilities, and may create multiple classes of shares of such series, which may differ from each other as to expenses and dividends. If the directors create additional series or classes of shares, shares of each series or class are entitled to vote as a series or class only to the extent required by the 1940 Act or as permitted by the directors. Upon the Company's liquidation, all shareholders of a series or class would share pro-rata in the net assets of such series or class available for distribution to shareholders of the series or class, but, as shareholders of such series or class, would not be entitled to share in the distribution of assets belonging to any other series or class.

A shareholder will automatically receive all income dividends and capital gain distributions in additional full and fractional shares of the Fund at its net asset value as of the date of payment unless the shareholder elects to receive such dividends or distributions in cash. The reinvestment date normally precedes the payment date by about seven days although the exact timing is subject to change. Shareholders will receive a confirmation of each new transaction in their account. The Company will confirm all account activity transactions made as a result of the Automatic Investment Plan described below.

Shareholders may rely on these statements in lieu of stock certificates

Rule 18f-3 Plan -- The Board of Directors have adopted a Rule 18f-3 Multiple Class Plan on behalf of the Company for the benefit of each of its series. The key features of the Rule 18f-3 Plan are as follows: (i) shares of each class of the Fund represents an equal pro rata interest in the Fund and generally have identical voting, dividend, liquidation, and other rights, preferences, powers, restrictions, limitations qualifications, terms and conditions, except that each class bears certain specific expenses and has separate voting rights on certain matters that relate solely to that class or in which the interests of shareholders of one class differ from the interests of shareholders of another class; (ii) subject to certain limitations described in the prospectus, shares of a particular class of the Fund may be exchanged for shares of the same class of another Fund; and (iii) the Fund's Class B Shares will convert automatically into Class A Shares of the Fund after a period of eight years, based on the relative net asset value of such shares at the time of conversion. At present, the Fund offers Class A Shares charging a maximum front-end sales charge of 5.75% and Class C Shares charging a deferred sales charge of 2.00% if shares are redeemed within two (2) years of purchase.

                                  DISTRIBUTION

The Distributor may from time to time offer incentive compensation to dealers (which sell shares of the Fund that are subject to sales charges) allowing such dealers to retain an additional portion of the sales load. A dealer who receives all of the sales load may be considered an underwriter of the Fund's shares.

In connection with promotion of the sales of the Fund, the Distributor may, from time to time, offer (to all broker dealers who have a sales agreement with the Distributor) the opportunity to participate in sales incentive programs (which may include non-cash concessions). The Distributor may also, from time to time, pay expenses and fees required in order to participate in dealer sponsored seminars and conferences, reimburse dealers for expenses incurred in connection with pre-approved seminars, conferences and advertising, and may, from time to time, pay or allow additional promotional incentives to dealers as part of pre-approved sales contests.

Computation of Offering Price -- A hypothetical illustration of the computation of the offering price per share of the Fund's Class A Shares, using the value of the Fund's net assets and the number of outstanding shares of the Fund's Class A Shares at the close of business on August 31, 2002 and the maximum front-end sales charge of 5.75%, is as follows:

----------------------------------------
Net Assets                  $4,757,796
----------------------------------------
----------------------------------------
Outstanding Shares             433,533
----------------------------------------
----------------------------------------
Net Asset Value Per Share   $    10.97
----------------------------------------
----------------------------------------
Sales Load (5.75% of the    $     0.67
offering price)
----------------------------------------
----------------------------------------
Offering Price to Public    $    11.64
----------------------------------------

                              PLAN OF DISTRIBUTION

The Fund has a Plan of Distribution or "12b-1 Plan" for each of its class of shares under which it may finance certain activities primarily intended to sell such class of shares, provided the categories of expenses are approved in advance by the Board of Directors of the Company and the expenses paid under the Plan were incurred within the preceding 12 months and accrued while the 12b-1 Plan is in effect.

The 12b-1 Plan provides that the Fund will pay a fee to FDCC at an annual rate of 0.50% of the Fund's Class A Shares average daily net assets and 1.00% of the average daily net assets attributable to the Fund's outstanding Class C Shares. The fee is paid to FDCC as reimbursement for expenses incurred for distribution-related activities. For the fiscal year ended August 31, 2002, there were $27,108 of allowable Class A Shares' distribution expenses incurred, of which $27,108 were waived. As of the date of this SAI, the Fund has not yet offered Class C Shares. Accordingly, no fees were paid pursuant to the Fund's Class C Shares' 12b-1 Plan for the fiscal year ended August 31, 2002.

Under the Class C Shares' 12b-1 Plan, payments by the Company (i) for distribution expenses may not exceed the annualized rate of 0.75% of the average daily net assets attributable to the Fund's outstanding Class C Shares, and (ii) to an institution (a "Service Organization") for shareholder support services may not exceed the annual rates of 0.25% of the average daily net assets attributable to the Fund's outstanding Class C Shares which are owned of record or beneficially by that institution's customers for whom the institution is the dealer of record or shareholder of record or with whom it has a servicing relationship.

Payments for distribution expenses under the 12b-1 Plan are subject to Rule 12b-1 under the 1940 Act. Rule 12b-1 defines distribution expenses to include the cost of "any activity which is primarily intended to result in the sale of shares issued by the Company". Rule 12b-1 provides, among other things, that an investment company may bear such expenses only pursuant to a plan adopted in accordance with the Rule. In accordance with Rule 12b-1, the 12b-1 Plan provides that a report of the amounts expended under the 12b-1 Plan, and the purposes for which such expenditures were incurred, will be made to the Board of Directors for its review at least quarterly. The 12b-1 Plan provides that it may not be amended to increase materially the costs which shares of the Fund may bear for distribution pursuant to the 12b-1 Plan shares without shareholder approval, and that any other type of material amendment must be approved by a majority of the Board of Directors, and by a majority of the directors who are neither "interested persons" (as defined in the 1940 Act) of the Company nor have any direct or indirect financial interest in the operation of the 12b-1 Plan or in any related agreement (the "12b-1 Directors"), by vote cast in person at a meeting called for the purpose of considering such amendments.

Shareholder servicing fees are paid to Service Organizations for providing one or more of the following services to such customers: (i) aggregating and processing purchase and redemption requests and placing net purchase and redemption orders with the Distributor; (ii) processing dividend payments from the Fund; (iii) providing sub-accounting or the information necessary for sub-accounting; (iv) providing periodic mailings to customers; (v) providing customers with information as to their positions in the Fund; (vi) responding to customer inquiries; and (vii) providing a service to invest the assets of customers in Class A Shares or Class C Shares (as applicable).

The Company understands that Service Organizations may charge fees to their customers who are the beneficial owners of Class A Shares or Class C Shares (as applicable), in connection with their accounts with such Service Organizations. Any such fees would be in addition to any amounts which may be received by an institution under the applicable 12b-1 Plan. Under the terms of each servicing agreement entered into with the Company, Service Organizations are required to provide to their customers a schedule of any fees that they may charge in connection with customer investments in Class A Shares or Class C Shares (as applicable).

The Company's Board of Directors have concluded that there is a reasonable likelihood that the 12b-1 Plans will benefit the Fund. The 12b-1 Plans are subject to annual re-approval by a majority of the 12b-1 Directors and are terminable at any time with respect to the Fund by a vote of a majority of the 12b-1 Directors or by vote of the holders of a majority of the applicable classes' outstanding shares of the Fund. Any agreement entered into pursuant to the 12b-1 Plans with a Service Organization is terminable with respect to the Fund without penalty, at any time, by vote of a majority of the 12b-1 Directors, by vote of the holders of a majority of the applicable classes' outstanding shares of the Fund, by FDCC or by the Service Organization. An agreement will also terminate automatically in the event of its assignment.

As long as the 12b-1 Plans are in effect, the nomination of the directors who are not interested persons of the Company (as defined in the 1940 Act) must be committed to the discretion of the 12b-1 Directors.

                ADDITIONAL INFORMATION ABOUT PURCHASES AND SALES

Purchasing Shares -- You may purchase shares of the Fund directly from FDCC. You may also buy shares through accounts with brokers or dealers and other institutions ("authorized institutions") that are authorized to place trades in Fund shares for their customers. If you invest through an authorized institution, you will have to follow its procedures. Your institution may charge a fee for its services, in addition to the fees charged by the Fund. You will also generally have to address your correspondence or questions regarding the Fund to your authorized institution. The offering price per share for the Fund's Class A Shares is equal to the NAV next determined after the Fund or authorized institution receives your purchase order, plus any applicable sales charge. The offering price per share for the Fund's Class C Shares is equal to the NAV next determined after the Fund or authorized institution receives your purchase order.

Your authorized institution is responsible for transmitting all subscription and redemption requests, investment information, documentation and money to the Fund on time. Certain authorized institutions have agreements with the Fund that allow them to enter confirmed purchase or redemption orders on behalf of clients and customers. Under this arrangement, the authorized institution must send your order to the Fund by the time they price their shares on the following day. If your authorized institution fails to do so, it may be responsible for any resulting fees or losses.

The Fund reserves the right to reject any purchase order and to suspend the offering of shares of the Fund. Under certain circumstances the Company or the Adviser may waive the minimum initial investment for purchases by officers, directors, and employees of the Company and its affiliated entities and for certain related advisory accounts and retirement accounts (such as IRAs). The Fund may also change or waive policies concerning minimum investment amounts at any time.

Exchanging Shares -- Shareholders may exchange their shares for the same class of shares of any other fund offered by the Company, provided the shares of such fund the shareholder is exchanging into are registered for sale in the shareholder's state of residence. Each account must meet the minimum investment requirements. A written request must have been completed and be on file with the Transfer Agent. To make an exchange, an exchange order must comply with the requirements for a redemption or repurchase order and must specify the value or the number of shares to be exchanged. An exchange will take effect as of the next determination of the Fund's NAV per share (usually at the close of business on the same day). The Transfer Agent will charge the shareholder's account a $10 service fee each time there is a telephone exchange. The Company reserves the right to limit the number of exchanges or to otherwise prohibit or restrict shareholders from making exchanges at any time, without notice, should the Company determine that it would be in the best interest of its shareholders to do so. For tax purposes an exchange constitutes the sale of the shares of the Fund from which you are exchanging and the purchase of shares of the Fund into which you are exchanging. Consequently, the sale may involve either a capital gain or loss to the shareholder for federal income tax purposes. The exchange privilege is available only in states where it is legally permissible to do so.

If you request the exchange of the total value of your account from one fund to another, we will reinvest any declared by unpaid income dividends and capital gain distributions in the new fund at its net asset value. Backup withholding and information reporting may apply. Information regarding the possible tax consequences of an exchange appears in the tax section in this SAI.

If a substantial number of shareholder sell their shares of a Fund under the exchange privilege, within a short period, the Fund may have to sell portfolio securities that it would otherwise have held, thus incurring additional transactional costs. Increased use of the exchange privilege may also result in periodic large inflows of money. If this occurs, it is the Fund's general policy to initially invest in short-term, interest-bearing money market instruments.

However, if the Adviser believes that attractive investment opportunities (consistent with the Fund's investment objective and policies) exist immediately, then it will invest such money in portfolio securities in an orderly a manner as is possible.

The proceeds from the sale of shares of the Fund may not be available until the third business day following the sale. The fund you are seeking to exchange into may also delay issuing shares until that third business day. The sale of Fund shares to complete an exchange will be effected at net asset value of the Fund next computed after your request for exchange is received in proper form.

Eligible Benefit Plans -- An eligible benefit plan is an arrangement available to the employees of an employer (or two or more affiliated employers) having not less than 10 employees at the plan's inception, or such an employer on behalf of employees of a trust or plan for such employees, their spouses and their children under the age of 21 or a trust or plan for such employees, which provides for purchases through periodic payroll deductions or otherwise. There must be at least 5 initial participants with accounts investing or invested in shares of one or more of the Funds and/or certain other funds.

The initial purchase by the eligible benefit plan and prior purchases by or for the benefit of the initial participants of the plan must aggregate not less than $5,000 and subsequent purchases must be at least $50 per account and must aggregate at least $250. Purchases by the eligible benefit plan must be made pursuant to a single order paid for by a single check or federal funds wire and may not be made more often than monthly. A separate account will be established for each employee, spouse or child for which purchases are made. The requirements for initiating or continuing purchases pursuant to an eligible benefit plan may be modified and the offering to such plans may be terminated at any time without prior notice.

Selling Shares -- You may sell your shares by giving instructions to the Transfer Agent by mail or by telephone. The Fund will use reasonable procedures to confirm that instructions communicated by telephone are genuine and, if the procedures are followed, will not be liable for any losses due to unauthorized or fraudulent telephone transactions. The Fund's procedure is to redeem shares at the NAV determined after the Fund or authorized institution receives the redemption request in proper order, less any applicable deferred sales charge. Payment will be made promptly, but no later than the seventh day following receipt of the redemption request in proper order.

The Board of Directors may suspend the right of redemption or postpone the date of payment during any period when (a) trading on the New York Stock Exchange is restricted as determined by the SEC or such exchange is closed for other than weekends and holidays, (b) the SEC has by order permitted such suspension, or
(c) an emergency, as defined by rules of the SEC, exists during which time the sale of Fund shares or valuation of securities held by the Fund are not reasonably practicable.

                          SPECIAL SHAREHOLDER SERVICES

As described briefly in the prospectus, the Fund offers the following shareholder services:

Regular Account -- The regular account allows for voluntary investments to be made at any time. Available to individuals, custodians, corporations, trusts, estates, corporate retirement plans and others, investors are free to make additions and withdrawals to or from their account as often as they wish. Simply use the account application provided with the prospectus to open your account.

Telephone Transactions -- You may redeem shares or transfer into another fund by telephone if you request this service on your initial account application. If you do not elect this service at that time, you may do so at a later date by sending a written request and signature guarantee to the Transfer Agent.

The Company employs reasonable procedures designed to confirm the authenticity of your telephone instructions and, if it does not, it may be liable for any losses caused by unauthorized or fraudulent transactions. As a result of this policy, a shareholder that authorizes telephone redemption bears the risk of losses, which may result from unauthorized or fraudulent transactions which the Company believes to be genuine. When you request a telephone redemption or transfer, you will be asked to respond to certain questions. The Company has designed these questions to confirm your identity as a shareholder of record. Your cooperation with these procedures will protect your account and the Fund from unauthorized transactions.

Automatic Investment Plans -- Any shareholder may utilize this feature, which provides for automatic monthly investments into your account. Upon your request, the Transfer Agent will withdraw a fixed amount each month from a checking or savings account for investment into the Fund. This does not require a commitment for a fixed period of time. A shareholder may change the monthly investment, skip a month or discontinue the Automatic Investment Plan as desired by notifying the Transfer Agent at (800) 628-4077.

Retirement Plans -- Shares of the Fund are available for purchase in connection with the following tax-deferred prototype retirement plans:

     1. Individual Retirement Arrangements (IRAs). IRAs are available for use by individuals with compensation for services rendered who wish to use shares of the Fund as a funding medium for individual retirement savings. IRAs include traditional IRAs, Roth IRAs and Rollover IRAs.

     2.   Simplified   Employee  Pension  Plans  (SEPs).  SEPs  are  a  form  of
          retirement plan for sole proprietors, partnerships and corporations.

For information about eligibility requirements and other matters concerning these plans and to obtain the necessary forms to participate in these plans, please call the Company at (800) 527-9525. Each plan's custodian charges nominal fees in connection with plan establishment and maintenance. These fees are detailed in the plan documents. You may wish to consult with your attorney or other tax adviser for specific advice concerning your tax status and plans.

                                   TAX STATUS

Distributions of Net Investment Income -- The Fund receives income generally in the form of dividends and interest on its investments. This income, less expenses incurred in the operation of the Fund, constitutes the Fund's net investment income from which dividends may be paid to you. Any distributions by the Fund from such income will be taxable to you as ordinary income, whether you take them in cash or in additional shares.

Distributions of Capital Gains -- The Fund may derive capital gains and losses in connection with sales or other dispositions of its portfolio securities. Distributions from net short-term capital gains will be taxable to you as ordinary income. Distributions from net long-term capital gains will be taxable to you as long-term capital gain, regardless of how long you have held your shares in the Fund. Any net capital gains realized by the Fund generally will be distributed once each year, and may be distributed more frequently, if necessary, in order to reduce or eliminate excise or income taxes on the Fund. The Fund has a capital loss carryforward of $250,533 available to offset future capital gains, if any, which expires in 2008 and 2009. As of August 31, 2002, the Fund has a post-October capital loss deferral of $350,337 which will be recognized in the following tax year.

Information on the Tax Character of Distributions -- The Fund will inform you of the amount of your ordinary income dividends and capital gains distributions at the time they are paid, and will advise you of the tax status for federal income tax purposes shortly after the close of each calendar year. If you have not held Fund shares for a full year, the Fund may designate and distribute to you, as ordinary income or capital gain, a percentage of income that is not equal to the actual amount of such income earned during the period of your investment in the Fund.

Election to be Taxed as a Regulated Investment Company -- The Fund has elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code, has qualified as such for its most recent fiscal year, and intends to so qualify during the current fiscal year. As a regulated investment company, the Fund generally does not pay federal income tax on the income and gains it distributes to you. The Board of Directors reserves the right not to maintain the qualifications of the Fund as a regulated investment company if it determines such course of action to be beneficial to shareholders. In such case, the Fund will be subject to federal, and possibly state, corporate taxes on its taxable income and gains, and distributions to you will be taxed as ordinary dividend income to the extent of the Fund's earnings and profits.

Excise Tax Distribution Requirements -- To avoid federal excise taxes, the Internal Revenue Code requires the Fund to distribute to shareholders by December 31 of each year, at a minimum the following amounts: 98% of its taxable ordinary income earned during the twelve month period ending October 31; and 100% of any undistributed amounts from the prior year. The Fund intends to declare and pay these amounts in December (or in January which must be treated by you as received in December) to avoid these excise taxes, but can give no assurances that its distributions will be sufficient to eliminate all taxes.

Redemption of Fund Shares -- Redemption and exchanges of Fund shares are taxable transactions for federal and state income tax purposes. If you redeem or exchange your Fund shares for shares of a different fund within the Company, the IRS will require that you report a gain or loss on your redemption or exchange. The gain or loss that you realize will be either a long-term or short-term capital gain or loss depending on how long you held your shares. Any loss incurred on the redemption or exchange of shares held for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gains distributed to you by the Fund on those shares.

All or a portion of any loss that you realize upon the redemption of your Fund shares will be disallowed to the extent that you buy other shares in the Fund (through reinvestment of dividends or otherwise) within 30 days before or after your share redemption. Any loss disallowed under these rules will be added to your tax basis in the new shares you purchase.

U.S. Government Obligations -- Many states grant tax-free status to dividends paid to shareholders from interest earned on direct obligations of the U.S. government, subject in some states to minimum investment requirements that must be met by the Fund. Investments in Government National Mortgage Association or Federal National Mortgage Association securities, bankers' acceptances, commercial paper and repurchase agreements collateralized by U.S. government securities do not generally qualify for tax-free treatment. The rules on exclusion of this income are different for corporations.

Dividends Received Deduction for Corporations -- Because the Fund's income includes corporate dividends, if the shareholder is a corporation, a portion of its distributions may qualify for the intercorporate dividends-received deduction. You will be permitted in some circumstances to deduct these qualified dividends, thereby reducing the tax that you would otherwise be required to pay on these dividends. The dividends-received deduction will be available only with respect to dividends designated by the Fund as eligible for such treatment. All dividends (including the deducted portion) must be included in your alternative minimum taxable income calculations.

                             INVESTMENT PERFORMANCE

For purposes of quoting and comparing the performance of the Fund to that of other mutual funds and to relevant indices, in advertisements or in reports to shareholders, The Fund states performance in terms of total return or yield. Both "total return" and "yield" figures are based on the historical performance of the Fund, show the performance of a hypothetical investment and are not intended to indicate future performance.

Yield Information -- From time to time, the Fund may advertise a yield figure. A portfolio's yield is a way of showing the rate of income the portfolio earns on its investments as a percentage of the portfolio's share price. Under the rules of the SEC, yield must be calculated according to the following formula:

                           6
           Yield= 2[(a-b+1) -1]
                     ---
                     cd

Where:

a    =    dividends and interest earned during the period.
b    =    expenses accrued for the period (net of reimbursements).
c    =    the average daily number of shares outstanding during the period that were entitled to receive dividends.
d    =    the maximum offering price per share on the last day of the period.

The Fund's yield, as used in advertising, is computed by dividing the Fund's interest and dividend income for a given 30-day period, net of expenses, by the average number of shares entitled to receive distributions during the period, dividing this figure by the Fund's net asset value ("NAV") at the end of the period and annualizing the result (assuming compounding of income) in order to arrive at an annual percentage rate. Income is calculated for purposes of yield quotations in accordance with standardized methods applicable to all stock and bond mutual funds. Dividends from equity investments are treated as if they were accrued on a daily basis, solely for the purposes of yield calculations. In general, interest income is reduced with respect to bonds trading at a premium over their par value by subtracting a portion of the premium from income on a daily basis, and is increased with respect to bonds trading at a discount by adding a portion of the discount to daily income. Capital gains and losses generally are excluded from the calculation. Income calculated for the purpose of calculating the Fund's yield differs from income as determined for other accounting purposes. Because of the different accounting methods used, and because of the compounding assumed in yield calculations, the yield quoted for a fund may differ from the rate of distributions the Fund paid over the same period or the rate of income reported in the fund's financial statements.

Total Return Performance -- Total return quotations used by the Fund are based upon standardized methods of computing performance mandated by the SEC. The average annual total return (before taxes) of the Fund is calculated according to the following formula:

                  n
           P(1+ T) = ERV

Where:

P    =   a hypothetical initial payment $1,000
T    =   average annual total return
n    =   number of years (l, 5 or 10)
ERV  =   ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year periods (or fractional portion thereof).

The average annual total return (before taxes) will be calculated under the foregoing formula and the time periods used in advertising will be based on rolling calendar quarters, updated to the last day of the most recent quarter prior to submission of the advertising for publication, and will cover prescribed periods. When the period since inception is less than one year, the total return quoted will be the aggregate return for the period. In calculating the ending redeemable value, all dividends and distributions by the Fund are assumed to have been reinvested at NAV as described in the prospectus on the reinvestment dates during the period. Total return, or "T" in the formula above, is computed by finding the average annual compounded rates of return over the prescribed periods (or fractional portions thereof) that would equate the initial amount invested to the ending redeemable value.

Prior to the date of this SAI, the Fund only offered one class of shares, Class A Shares. Accordingly, no performance information is provided for Class C Shares. Return numbers listed below are for Class A Shares and reflect the maximum front-end sales charge of 5.75%. Based on the foregoing, the Fund's average annual total return (before taxes) for Class A Shares for the period or years indicated would be:

------------------------------------------------------------------------
                     Periods ended August 31, 2002
------------------------------------------------------------------------
------------------------------------------------------------------------
     One Year         Five Years        Ten Years           Since
                                                            Inception(1)
------------------------------------------------------------------------
------------------------------------------------------------------------
     (11.25%)             N/A              N/A              0.85%
------------------------------------------------------------------------

(1) Commencement of operations was October 1, 1998.

The "average annual total returns (after taxes on distributions)" and "average annual total returns (after taxes on distributions and redemptions)" for the Fund's Class A Shares are included in the prospectus. After-tax returns for Class B And Class C Shares would be different.

"Average annual total return (after taxes on distributions)" for a specified period is derived by calculating the actual dollar amount of the investment return on a $1,000 investment made at the maximum public offering price applicable at the beginning of the period, and then calculating the annual compounded rate of return (after federal income taxes on distributions but not redemptions) which would produce that amount, assuming a redemption at the end of the period. This calculation assumes a complete redemption of the investment but further assumes that the redemption has no federal income tax consequences. This calculation also assumes that all dividends and distributions, less the federal income taxes due on such distributions, are reinvested at net asset value on the reinvestment dates during the period. In calculating the impact of federal income taxes due on distributions, the federal income tax rates used correspond to the tax character of each component of the distributions (e.g., ordinary income rate for ordinary income distributions, short-term capital gain rate for short-term capital gains distributions and long-term capital gain rate for long-term capital gains distributions). The highest individual marginal federal income tax rate in effect on the reinvestment date is applied to each component of the distributions on the reinvestment date. Note that these tax rates may vary over the measurement period. The effect of applicable tax credits, such as the foreign tax credit, is also taken into account in accordance with federal tax laws. The calculation disregards (i) the affect of phase-outs of certain exemptions, deductions and credits at various income levels, (ii) the impact of the federal alternative minimum tax and (iii) the potential tax liabilities other than federal tax liabilities (e.g., state and local taxes).

"Average annual total return (after taxes on distributions and redemptions)" for a specified period is derived by calculating the actual dollar amount of the investment return on a $1,000 investment made at the maximum public offering price applicable at the beginning of the period, and then calculating the annual compounded rate of return (after federal income taxes on distributions and redemptions) which would produce that amount, assuming a redemption at the end of the period. This calculation also assumes that all dividends and distributions, less the federal income taxes due on such distributions, are reinvested at net asset value on the reinvestment dates during the period. In calculating the federal income taxes due on distributions, the federal income tax rates used correspond to the tax character of each component of the distributions (e.g., ordinary income rate for ordinary income distributions, short-term capital gain rate for short-term capital gains distributions and long-term capital gain rate for long-term capital gains distributions). The highest individual marginal federal income tax rate in effect on the reinvestment date is applied to each component of the distributions on the reinvestment date. Note that these tax rates may vary over the measurement period. The effect of applicable tax credits, such as the foreign tax credit, is taken into account in accordance with federal tax law. The calculation disregards the (i) effect of phase-outs of certain exemptions, deductions and credits at various income levels, (ii) the impact of the federal alternative minimum tax and (iii) the potential tax liabilities other than federal tax liabilities (e.g., state and local taxes). In calculating the federal income taxes due on redemptions, capital gains taxes resulting from a redemption are subtracted from the redemption proceeds and the tax benefits from capital losses resulting from the redemption are added to the redemption proceeds. The highest federal individual capital gains tax rate in effect on the redemption date is used in such calculation. The federal income tax rates used correspond to the tax character of any gains or losses (e.g., short-term or long-term).

The Fund may also from time to time include in such advertising an aggregate total return figure or an average annual total return figure that is not calculated according to the formula set forth above in order to compare more accurately the Fund's performance with other measures of investment return. The Fund may quote an aggregate total return figure in comparing the Fund's total return with data published by Lipper Analytical Services, Inc. or with the performance of various indices including, but not limited to, the Dow Jones Industrial Average, the Standard & Poor's 500 Stock Index, Russell Indices, the Value Line Composite Index, the Lehman Brothers Bond, Government Corporate, Corporate and Aggregate Indices, Merrill Lynch Government & Agency Index, Merrill Lynch Intermediate Agency Index, Morgan Stanley Capital International Europe, Australia, Far East Index or the Morgan Stanley Capital International World Index. For such purposes, the Fund calculates its aggregate total return for the specific periods of time by assuming the investment of $10,000 in shares of the Fund and assuming the reinvestment of each dividend or other distribution at NAV on the reinvestment date. Percentage increases are determined by subtracting the initial value of the investment from the ending value and by dividing the remainder by the beginning value. To calculate its average annual total return, the aggregate return is then annualized according to the SEC's formula for total return quotes outlined above.

The Fund may also advertise the performance rankings assigned by the various publications and statistical services, including but not limited to, SEI, Lipper Mutual Performance Analysis, Intersec Research Survey of Non-U.S. Equity Fund Returns, Frank Russell International Universe, and any other data which may be reported from time to time by Dow Jones & Company, Morningstar, Inc., Chase Investment Performance, Wilson Associates, Stanger, CDA Investment Technologies, Inc., the Consumer Price Index ("CPI"), The Bank Rate Monitor National Index, or IBC/Donaghue's Average U.S. Government and Agency, or as appears in various publications, including but not limited to, The Wall Street Journal, Forbes, Barron's, Fortune, Money Magazine, The New York Times, Financial World, Financial Services Week, USA Today and other national or regional publications.

Comparisons and Advertisements -- To help investors better evaluate how an investment in the Fund might satisfy their investment objective, advertisements regarding the Fund may discuss, total return, or Fund volatility as reported by various financial publications. Advertisements may also compare total return or volatility (as calculated above) to total return or volatility as reported by other investments, indices, and averages. The following publications, indices, and averages may be used:

(a) Dow Jones Composite Average or its component averages - an unmanaged index composed of 30 blue-chip industrial corporation stocks (Dow Jones Industrial Average), 15 utilities company stocks (Dow Jones Utilities Average), and 20 transportation company stocks. Comparisons of performance assume reinvestment of dividends.

(b) Standard & Poor's 500 Stock Index or its component indices - an unmanaged index composed of 400 industrial stocks, 40 financial stocks, 40 utilities stocks, and 20 transportation stocks. Comparisons of performance assume reinvestment of dividends.

(c) The New York Stock Exchange composite or component indices - unmanaged indices of all industrial, utilities, transportation, and finance stocks listed on the New York Stock Exchange.

(d) Wilshire 5000 Equity Index - represents the return on the market value of all common equity securities for which daily pricing is available. Comparisons of performance assume reinvestment of dividends.

(e) Lipper - Mutual Fund Performance Analysis, Lipper - Fixed Income Analysis, and Lipper Mutual Fund Indices - measures total return and average current yield for the mutual fund industry. Ranks individual mutual fund performance over specified time periods assuming reinvestment of all distributions, exclusive of sales charges.

(f) CDA Mutual Fund Report, published by CDA Investment Technologies, Inc. analyzes price, current yield, risk, total return, and average rate of return (average annual compounded growth rate) over specified time periods for the mutual fund industry.

(g) Mutual Fund Source Book and other material, published by Morningstar, Inc. analyzes price, yield, risk, and total return for equity funds.

(h) Financial publications: Business Week, Changing Times, Financial World, Forbes, Fortune, Barron's, Financial Times, Investor's Business Daily, New York Times, The Wall Street Journal, and Money magazines publications that rate fund performance over specified time periods.

(i) Consumer Price Index (or Cost of Living Index), published by the U.S. Bureau of Labor Statistics - a statistical measure of change, over time, in the price of goods and services, in major expenditure groups.

(j) Standard & Poor's 100 Stock Index - an unmanaged index based on the price of 100 blue-chip stocks, including 92 industrials, one utility, two transportation companies, and 5 financial institutions. The S&P 100 Stock Index is a smaller more flexible index for option trading.

(k) Morgan Stanley Capital International EAFE Index - an arithmetic, market value-weighted average of the performance of over 1,000 securities on the stock exchanges of countries in Europe, Australia and the Far East.

(l) J.P. Morgan Traded Global Bond Index - is an unmanaged index of government bond issues and includes Australia, Belgium, Canada, Denmark, France, Germany, Italy, Japan, The Netherlands, Spain, Sweden, United Kingdom and United States gross of withholding tax.

(m) IFC Global Total Return Composite Index - An unmanaged index of common stocks that includes 18 developing countries in Latin America, East and South Asia, Europe, the Middle East and Africa (net of dividends reinvested).

(n) Nomura Research, Inc. Eastern Europe an Equity Index - comprised of those equities which are traded on listed markets in Poland, the Czech Republic, Hungary and Slovakia (returns do not include dividends).

In assessing such comparisons of total return or volatility, an investor should keep in mind that the composition of the investments in the reported indices and averages in not identical to the Fund's portfolio, that the averages are generally unmanaged, and that the items included in the calculations of such averages may not be identical to the formula used by the Fund to calculate its figures. In addition, there can be no assurance that the Fund will continue its performance as compared to such other averages.

                              FINANCIAL INFORMATION

You can receive free copies of reports, request other information and discuss your questions about the Fund by contacting the Fund directly at:

                              THE WORLD FUNDS, INC.
                          1500 Forest Avenue, Suite 223
                            Richmond, Virginia 23229
                            Telephone: (800) 527-9525
                      e-mail: mail@shareholderservices.com

The Annual Report for the fiscal year ended August 31, 2002 has been filed with the U.S. Securities and Exchange Commission. The financial statements contained in the Annual Report are incorporated by reference into this SAI. The financial statements and financial highlights for the Fund included in the Annual Report have been audited by the Fund's independent auditors, Tait, Weller and Baker, whose report thereon also appears in such Annual Report and is also incorporated herein by reference. No other parts of the Annual Report are incorporated herein by reference. The financial statements in such Annual Report have been incorporated herein in reliance upon such report given upon the authority of such firm as experts in accounting and auditing.